Execution Version CREDIT AGREEMENT by and among PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC; PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC; PACIFIC OAK SOR PALISADES III, LLC; PACIFIC OAK SOR PALISADES IV, LLC; and 210 WEST 31ST STREET OWNER, LLC as the “Borrowers” ANY OTHER CREDIT PARTIES PARTY HERETO FROM TIME TO TIME, THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME, as the “Lenders”, and Whitehawk Capital Partners LP, as the “Agent” July 29, 2025 Exhibit 10.4

i TABLE OF CONTENTS Page SECTION 1 DEFINITIONS; RULES OF CONSTRUCTION .................................................................... 1 1.1 Definitions ................................................................................................................................. 1 1.2 Accounting Terms .................................................................................................................. 31 1.3 Uniform Commercial Code ................................................................................................... 31 1.4 Rules of Construction ............................................................................................................ 32 1.5 Benchmark Replacement Notification ................................................................................. 33 1.6 Conforming Changes Relating to Term SOFR Rate .......................................................... 33 SECTION 2 THE CREDIT FACILITIES .................................................................................................. 33 2.1 Loans. ...................................................................................................................................... 33 2.2 Interest Reserve ...................................................................................................................... 34 SECTION 3 INTEREST, FEES, AND CHARGES ................................................................................... 35 3.1 Interest .................................................................................................................................... 35 3.2 Fees. ......................................................................................................................................... 36 SECTION 4 LOAN ADMINISTRATION ................................................................................................. 38 4.1 Manner of Borrowing; Funding Loans ................................................................................ 38 4.2 Borrower Representative ...................................................................................................... 38 4.3 One Obligation ....................................................................................................................... 38 4.4 Effect of Termination ............................................................................................................ 38 SECTION 5 PAYMENTS .......................................................................................................................... 39 5.1 General Payment Provisions ................................................................................................. 39 5.2 Repayment of Loans .............................................................................................................. 39 5.3 Payment of Other Obligations .............................................................................................. 41 5.4 Post-Default Allocation of Payments .................................................................................... 41 5.5 Sharing of Payments .............................................................................................................. 42 5.6 Nature and Extent of each Borrower’s Liability ................................................................. 43 SECTION 6 CONDITIONS PRECEDENT ............................................................................................... 46 6.1 Conditions Precedent to Closing Date .................................................................................. 46 SECTION 7 REPRESENTATIONS AND WARRANTIES ...................................................................... 50 7.1 Organization and Qualification ............................................................................................ 50 7.2 Power and Authority ............................................................................................................. 50 7.3 Enforceability ......................................................................................................................... 51 7.4 Capital Structure ................................................................................................................... 51 7.5 Title to Properties; Priority of Liens .................................................................................... 51 7.6 Licenses and Permits ............................................................................................................. 51 7.7 Real Estate .............................................................................................................................. 51 7.8 Casualties; Taking of Properties; etc. .................................................................................. 52 7.9 Deposit Accounts; Securities Accounts; Commodity Accounts ......................................... 52 7.10 Taxes ..................................................................................................................................... 52 7.11 Insurance .............................................................................................................................. 53 7.12 Solvent; Fraudulent Transfer ............................................................................................. 53 7.13 Litigation ............................................................................................................................... 53

ii 7.14 Restrictive Agreements ........................................................................................................ 53 7.15 Surety Obligations ............................................................................................................... 53 7.16 Governmental Approvals .................................................................................................... 53 7.17 Brokers .................................................................................................................................. 54 7.18 Compliance with Laws ........................................................................................................ 54 7.19 ERISA ................................................................................................................................... 54 7.20 Environmental Matters ....................................................................................................... 54 7.21 Regulated Entity................................................................................................................... 55 7.22 Labor Relations and Related Matters ................................................................................ 56 7.23 Relations with Vendors and Customers ............................................................................. 57 7.24 Accuracy and Completeness of Information ..................................................................... 57 7.25 No Defaults ........................................................................................................................... 57 7.26 Senior Debt ........................................................................................................................... 57 SECTION 8 AFFIRMATIVE COVENANTS AND CONTINUING AGREEMENTS ............................ 57 8.1 Use of Proceeds ....................................................................................................................... 58 8.2 Maintenance of Existence and Rights; Conduct of Business ............................................. 58 8.3 Insurance ................................................................................................................................ 58 8.4 Inspections; Appraisals ......................................................................................................... 60 8.5 Adequate Books and Records ............................................................................................... 60 8.6 Financial and Other Information ......................................................................................... 60 8.7 Compliance with Laws .......................................................................................................... 64 8.8 ERISA ..................................................................................................................................... 65 8.9 Environmental ........................................................................................................................ 65 8.10 Taxes; Claims ....................................................................................................................... 66 8.11 Deposit Accounts; Securities Accounts; Accounts ............................................................ 66 8.12 Covenants Regarding Collateral and Property ................................................................. 68 8.13 Future Subsidiaries .............................................................................................................. 68 8.14 Further Assurances .............................................................................................................. 68 8.15 Post-KB Home Purchase Agreement Phase 2 Closing Obligation; Agent Repayment/Satisfaction Option of the Performance Deed of Trust ........................................ 68 SECTION 9 NEGATIVE COVENANTS .................................................................................................. 69 9.1 Debt ......................................................................................................................................... 69 9.2 Liens ........................................................................................................................................ 69 9.3 Restricted Payments .............................................................................................................. 69 9.4 Investments ............................................................................................................................. 70 9.5 Disposition of Assets .............................................................................................................. 70 9.6 Restrictions on Payment of Certain Debt ............................................................................ 70 9.7 Fundamental Changes ........................................................................................................... 70 9.8 Restrictive Agreements; Certain Restrictions; Inconsistent Agreements ......................... 71 9.9 Affiliate Transactions ............................................................................................................ 71 9.10 Plans ...................................................................................................................................... 71 9.11 Sales and Leasebacks ........................................................................................................... 71 9.12 Certain Agreements ............................................................................................................. 71 9.13 Disqualified Equity Interests .............................................................................................. 72 9.14 Finance Insurance Premiums ............................................................................................. 72 9.15 P2.09A Owner; P2.04A/P2.19 Owner; NY Land Lease Owner ....................................... 72 9.16 Mechanics Liens ................................................................................................................... 72 9.17 Trade Payables ..................................................................................................................... 72 9.18 BVI; Holdings ....................................................................................................................... 72

iii SECTION 10 LTV FINANCIAL COVENANT ........................................................................................ 73 10.1 LTV Financial Covenant ..................................................................................................... 73 SECTION 11 EVENTS OF DEFAULT; REMEDIES UPON DEFAULT ................................................ 73 11.1 Events of Default .................................................................................................................. 73 11.2 Remedies upon Default ........................................................................................................ 78 11.3 License ................................................................................................................................... 78 11.4 Receiver ................................................................................................................................. 79 11.5 Deposits; Insurance .............................................................................................................. 79 11.6 Remedies Cumulative .......................................................................................................... 79 SECTION 12 AGENT ................................................................................................................................ 79 12.1 Appointment, Authority, and Duties of Agent; Professionals .......................................... 79 12.2 Guarantors and Collateral; and Field Examination Reports .......................................... 81 12.3 Reliance By Agent ................................................................................................................ 82 12.4 Action Upon Default ............................................................................................................ 82 12.5 Indemnification of Agent Indemnitees ............................................................................... 83 12.6 Limitation on Responsibilities of Agent ............................................................................. 83 12.7 Resignation; Successor Agent ............................................................................................. 84 12.8 Separate Collateral Agent ................................................................................................... 84 12.9 Due Diligence and Non-Reliance ........................................................................................ 84 12.10 Remittance of Payments .................................................................................................... 85 12.11 Agent in its Individual Capacity ....................................................................................... 86 12.12 No Third Party Beneficiaries ............................................................................................ 86 12.13 Certifications From Lenders and Participants; PATRIOT Act; No Reliance ............. 86 12.14 Bankruptcy ......................................................................................................................... 87 SECTION 13 ASSIGNMENTS AND PARTICIPATIONS ....................................................................... 88 13.1 Successors and Assigns ........................................................................................................ 88 SECTION 14 YIELD PROTECTION ........................................................................................................ 91 14.1 Alternate Rate of Interest .................................................................................................... 91 14.2 Increased Costs..................................................................................................................... 93 14.3 Taxes ..................................................................................................................................... 94 14.4 Mitigation Obligations; Designation of a Different Lending Office ................................ 97 SECTION 15 GUARANTY ....................................................................................................................... 98 15.1 Guaranty ............................................................................................................................... 98 15.2 Guaranty Absolute ............................................................................................................... 98 15.3 Waiver ................................................................................................................................... 99 15.4 Continuing Guaranty........................................................................................................... 99 15.5 Subrogation .......................................................................................................................... 99 15.6 Maximum Obligations ....................................................................................................... 100 15.7 Contribution ....................................................................................................................... 100 15.8 No Release ........................................................................................................................... 101 15.9 Limitation Period ............................................................................................................... 102 15.10 Guaranty in Addition ...................................................................................................... 102 SECTION 16 MISCELLANEOUS .......................................................................................................... 102 16.1 Notices ................................................................................................................................. 102 16.2 Amendments ....................................................................................................................... 103

iv 16.3 Indemnity; Expenses .......................................................................................................... 105 16.4 Reimbursement Obligations ............................................................................................. 105 16.5 Performance of Credit Parties’ Obligations .................................................................... 106 16.6 Setoff ................................................................................................................................... 106 16.7 Independence of Covenants; Severability ........................................................................ 106 16.8 Cumulative Effect; Conflict of Terms .............................................................................. 107 16.9 Counterparts ...................................................................................................................... 107 16.10 Electronic Transmission .................................................................................................. 107 16.11 NOTICE OF FINAL AGREEMENT ............................................................................. 107 16.12 Relationship with Lenders .............................................................................................. 107 16.13 No Advisory or Fiduciary Responsibility ....................................................................... 108 16.14 Governing Law ................................................................................................................. 108 16.15 Submission to Jurisdiction .............................................................................................. 108 16.16 Waivers; Limitation on Damages; Limitation on Liability .......................................... 109 16.17 Limitation on Liability; Presumptions ........................................................................... 110 16.18 PATRIOT Act Notice ...................................................................................................... 110 16.19 Powers ............................................................................................................................... 111 16.20 No Tax Advice .................................................................................................................. 111 16.21 Judgment Currency ......................................................................................................... 111 16.22 Survival of Representations and Warranties, etc.......................................................... 111 16.23 Revival and Reinstatement of Obligations ..................................................................... 111 16.24 Section Headings .............................................................................................................. 112

v APPENDICES, EXHIBITS AND SCHEDULES APPENDICES Appendix A Lenders, Loan Commitments and Loan Commitment Percentages Appendix B Notice Information EXHIBITS Exhibit A Form of Note(s) Exhibit B Form of Assignment Agreement Exhibit C Form of Notice of Borrowing Exhibit D Form of Compliance Certificate Exhibit E 1 - E-4 Form(s) of U.S. Tax Compliance Certificates SCHEDULES Schedule 1.1 Mortgaged Properties (Closing Date) Schedule 7.4 Capital Structure Schedule 7.7 Real Estate Schedule 7.9 Deposit Accounts, Securities Accounts and Commodities Accounts Schedule 7.11 Insurance Schedule 7.14 Material Contracts and Restrictive Agreements

1 CREDIT AGREEMENT THIS CREDIT AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of July 29, 2025, is made by and among (A) (i) PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, a Delaware limited liability company (“P2.09A Owner”); (ii) PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, a Delaware limited liability company (“P2.04A/P2.19 Owner”); (iii) PACIFIC OAK SOR PALISADES III, LLC, a Texas limited liability company (“Richardson Blocks S and T Owner”); (iv) PACIFIC OAK SOR PALISADES IV, LLC, a Texas limited liability company (“Richardson Block R Owner”); and (v) 210 WEST 31ST STREET OWNER, LLC, a Delaware limited liability company (“NY Land Lease Owner”, together with P2.09A Owner, P2.04A/P2.19 Owner, Richardson Blocks S and T Owner and Richardson Block R Owner, jointly and severally, “Borrowers” and, each, a “Borrower”); (B) any other Credit Parties party hereto from time to time; (C) the financial institutions from time to time party hereto as lenders (each, a “Lender” and, collectively, the “Lenders”); and (D) Whitehawk Capital Partners LP (“Whitehawk”), in its capacities as administrative agent and collateral agent for the Lenders and the other Secured Parties (defined below) (Whitehawk, acting in such latter capacities, and as further defined below, “Agent”). W I T N E S S E T H: WHEREAS, Credit Parties have requested that Agent and the Lenders establish a credit facility in favor of Borrowers, all for the purposes set forth herein; and WHEREAS, Agent and the Lenders are willing to provide such credit facility to Borrowers subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, each Credit Party, Agent, and each Lender, each intending to be legally bound, hereby covenant and agree as follows: SECTION 1 DEFINITIONS; RULES OF CONSTRUCTION 1.1 Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings set forth in this Section 1.1. As used in this Agreement (including in the introductory paragraph, the recitals, and the Annexes, Exhibits and Schedules hereto) and, as applicable, any other Loan Documents (to the extent not expressly defined therein), the following terms shall have the following meanings: “Acquisition” means any acquisition (whether by purchase, exchange, issuance of stock, or other equity or Debt securities, merger, Division, reorganization, amalgamation, or any other method and whether by a single transaction or a series of related or unrelated transactions) by any Credit Party or Subsidiary of (a) any Equity Interests issued by any other Person; (b) all or substantially all of the assets of any other Person; or (c) assets that constitute all or substantially all of any division, line of business or other operating unit of the business of any other Person. “Administrative Questionnaire” means an administrative questionnaire provided by each Lender to Agent in connection herewith in a form supplied or approved by Agent for such purpose.

2 “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Credit Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened in writing, in each case, against any Credit Party or any of its Subsidiaries or any material Property of any Credit Party or any of its Subsidiaries (including an Insolvency Proceeding or appellate proceeding). “Advisor Loan Agreement” means the promissory note in the amount of $8,000,000 and related loan agreement, each dated February 25, 2025 between Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership, a wholly owned Subsidiary of Sponsor, as the maker and the Advisor, as the lender, together with that certain promissory note in the amount of $2,000,000 dated June 26, 2025 by Pacific Oak Strategic Opportunity Limited Partnership, as the maker and the Advisor, as the lender, as such documents were amended, restated and consolidated on July 14, 2025 (but effective as of June 26, 2025). “Advisory Agreement” means Advisory Agreement dated December 12, 2024 between the Sponsor and Pacific Oak Capital Advisors, LLC a Delaware limited liability company (the “Advisor”) pursuant to which Sponsor has agreed to pay to the Advisor certain fees, costs and expense as more fully set forth therein. “Affiliate” means, with respect to a specified Person, any other Person that, directly or indirectly, is in Control of, is Controlled by, or is under common Control with the Person specified, or that is a director, officer, manager or partner of such Person. Without limitation of the foregoing, for purposes of this definition, “Control,” when used with respect to any Person, means possession of the power to control, or to direct or cause the direction of, the management or policies of such Person or any of its Property, whether by ownership, the voting of such Equity Interests, by contract or otherwise. “Agent” has the meaning set forth in the preamble hereto. “Agent Indemnitees” means Agent, its Related Parties and all Agent Professionals. “Agent Party” and “Agent Parties” have the respective meanings given to such term in Section 16.1(d)(i). “Agent Professionals” means attorneys, accountants, appraisers, auditors, business valuation experts, environmental engineers or consultants, turnaround consultants, and other professionals and experts retained by Agent at any time or from to time in connection with, or pursuant to, and in accordance with the terms of this Agreement or any other Loan Document. “Aggregate Loan Obligations” means, at any time of determination, the sum (without duplication) of the outstanding principal amount of all Loans. “Agreement” has the meaning set forth in the preamble hereto. “Agreement Currency” shall have the meaning set forth in Section 16.21. “Allocable Amount” shall have the meaning set forth in Section 5.6(c)(i). “ALTA” means American Land Title Association.

3 “Alternate Base Rate” means, on any date of determination, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the sum of the Federal Funds Rate in effect on such date plus one half of one percent (0.50%), (c) the sum of the Daily Simple SOFR in effect on such day plus one percent (1.00%), so long as a Daily Simple SOFR is offered, ascertainable and not unlawful and (d) 4.50%. Any change in the Alternate Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. “Anti-Corruption Laws” means the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq, the UK Bribery Act of 2010 and all other laws, rules, and regulations of any jurisdiction applicable to any Credit Party or any of its Affiliates from time to time concerning or relating to bribery or corruption. “Anti-Terrorism Laws” means any U.S. economic sanctions regulations administered by OFAC and the Department of State and the U.S. Bank Secrecy Act and any other applicable laws relating to the prevention of terrorism or money laundering, including the PATRIOT Act and all OFAC rules and regulations, including Executive Order 13224. “Applicable Calculation Date” means, initially the period commencing on the Closing Date until the expected date of the KB Home Purchase Agreement Phase 2 Closing (which as of the Closing Date is December 1, 2026), the period until the expected date of the KB Home Purchase Agreement Phase 3 Closing (which as of the Closing Date is December 1, 2027 (or, if reasonably determined by Agent, March 1, 2028)). “Applicable Law” means all laws, rules and regulations applicable to the Person, conduct, transaction, agreement, or matter in question, including all applicable statutory law, common law, and equitable principles, and all provisions of constitutions, treaties, statutes, rules, regulations, orders, and decrees of Governmental Authorities. Without limitation of the foregoing, “Applicable Law” includes, to the extent applicable to the Person, conduct, transaction, agreement or matter in question, all Anti- Corruption Laws, Anti-Terrorism Laws, the Beneficial Ownership Regulation, the Code, the Commodity Exchange Act, all Debtor Relief Laws, any Bail-In Legislation, ERISA, the Exchange Act, FATCA, the FDPA, the FLSA, OSHA and the UCC. “Applicable Margin” means, as of any date of determination, with respect to (a) any Term SOFR Rate Loan (or any portion thereof), 6.50% and (b) any Base Rate Loan (or any portion thereof), 5.50%. “Approved Electronic Communication” means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, or any other equivalent electronic service agreed to by Agent, whether owned, operated or hosted by Agent, any Lender, any of their Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Agent pursuant to this Agreement or any other Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Agent specifically instructs a Person to deliver in physical form. “Approved Fund” means any Entity that (a) is (or will be) engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in its ordinary course of activities and (b) is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) an Entity or an Affiliate of an Entity that administers or manages a Lender. “Article 9 Control” means, with respect to any asset, right, or Property with respect to which a security interest therein is perfected by a secured party’s having “control” thereof (whether pursuant to the

4 terms of an agreement or through the existence of certain facts and circumstances), that Agent has “control” of such asset, right, or Property in accordance with the terms of Article 8 or Article 9 of the UCC. “Article 9 Control Agreement” means an agreement among Agent, any one or more Credit Parties and another Person pursuant to which Article 9 Control is established in favor of Agent with respect to any asset, right or Property of a Credit Party, or Credit Parties, including any Deposit Account, Commodities Account or Securities Account, or any funds or securities, respectively, on deposit therein, situated at or with such Person(s). “Asset Disposition” means, with respect to any Person, a sale, issuance, assignment, Division, lease, license (including any License), Consignment, transfer, abandonment, or other disposition of such Person’s Property, including a disposition of Property in connection with a sale-leaseback transaction, synthetic lease, securitization or similar arrangement, excluding a disposition resulting from a Loss. “Assignment Agreement” means an assignment agreement entered into by a Lender and an Eligible Assignee (with the consent of each other party hereto whose consent is required by Section 13.1(b)) and accepted by Agent, in substantially the form of Exhibit B. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 14.1. “Bankruptcy Code” means Title 11 of the United States Code. “Bankruptcy Event of Default” means an Event of Default under either Section 11.1(k) or Section 11.1(l). “Base Rate Loan” means a Loan that bears interest at a rate based on the Alternate Base Rate plus the Applicable Margin. “Benchmark” means, initially, SOFR and the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 14.1. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by Agent for the applicable Benchmark Replacement Date: (1) the Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by Agent and Borrower Representative, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment;

5 provided that, if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided further that any Benchmark Replacement shall be administratively feasible as determined by Agent in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustments, (which may be a positive or negative value or zero) that has been selected by Agent and Borrower Representative giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by Agent, which date shall be no later than the earlier to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by a Relevant Governmental Body having jurisdiction over Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for

6 such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Relevant Governmental Body having jurisdiction over Agent announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 14.1 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 14.1. “Beneficial Ownership Certification” means a certification regarding beneficial ownership of any Credit Party as required by the Beneficial Ownership Regulation, and otherwise to be in form and substance reasonably satisfactory to Agent. “Beneficial Ownership Regulation” means 31 CFR Section 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocked Account Bank” has the meaning given to such term in Section 8.12(a). “Blocked Accounts” has the meaning given to such term in Section 8.12(a). “Board of Governors” means the Board of Governors of the Federal Reserve System. “Borrower” and “Borrowers” have the respective meanings set forth in the preamble hereto. “Borrower Guarantee Payment” shall have the meaning set forth in Section 5.6(c)(i). “Borrower Representative” shall have the meaning set forth in Section 4.2. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type of Loan and, in the case of Term SOFR Rate Loans, having the same Interest Period.

7 “Business Day” means any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by Applicable Law to be closed for business (a) when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination of SOFR, the term “Business Day” shall mean any such day that is also a U.S. Government Securities Business Day and (b) for all other purposes not specified in clauses (a) and (b) above, in New York, New York. “BVI” means, Pacific Oak SOR (BVI) Holdings, Ltd., a British Virgin Islands company limited by shares. “BVI Discharged Debt” means the Debt of BVI and other “Debtors” under that certain 2023 Supplemental Israeli Bond Offering in the original amount of $94,298,144 secured by among others deeds of trust on “Richardson” and “Tule Springs”. “BVI Surviving Debt” means the Debt of BVI under that certain (b) unsecured Debentures (Series B) issued under and pursuant to an unsecured Deed of Trust dated February 12, 2020 between BVI and Reznik Paz Nevo Trust Ltd., as trustee in an aggregate original principal amount of $345,338,000 of which approximately $115,136,000 remains outstanding on the Closing Date and which trade on the Tel Aviv Stock Exchange Ltd. (the “Series B Debenture”) and (b) unsecured Debentures (Series D) issued under and pursuant to an unsecured Deed of Trust dated April 21, 2024 between BVI and Reznik Paz Nevo Trust Ltd., as trustee in an aggregate original principal amount of $174,099,000 of which $174,099,000 remains outstanding on the Closing Date and which trade on the Tel Aviv Stock Exchange Ltd. (the “Series D Debenture”). “Capital Lease” means any lease that is required to be capitalized for financial reporting purposes. “Cash Equivalents” means, as of any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally Guaranteed as to interest and principal by the United States government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (d) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (ii) all requests, rules, guidelines

8 or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued and (iii) all requests, rules, guidelines or directives issued by a Governmental Authority in connection with a Lender’s submission or re-submission of a capital plan under 12 C.F.R. Section 225.8 or a Governmental Authority’s assessment thereof, shall, in each case of clause (i), (ii) or (iii) above, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means the occurrence of any one or more of the following: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), becomes, directly or indirectly, the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)) of ten percent (10%) or more of the Voting Equity Interests of Sponsor entitled to vote for members of the board of directors or other equivalent Governing Body of Sponsor on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); (b) Sponsor ceases to own and Control, beneficially and of record, directly or indirectly, all Equity Interests (other than the Excluded Equity Interest) in each Credit Party; (c) BVI ceases to own and Control, beneficially and of record, directly, all Equity Interests in Holdings; (d) Holdings ceases to own and Control, beneficially and of record, directly or indirectly, all Equity Interests (other than the Excluded Equity Interest) in each Covenant Party; or (e) any “change in control,” as that term (or any similar term) is defined in any document governing any Debt exceeding the Threshold Amount of Sponsor, Holdings or BVI, shall occur. “CIP Regulations” shall have the meaning set forth in Section 12.13(b). “City” shall have the meaning set forth in Section 8.15(c). “Claims” means all liabilities, obligations, losses, damages, penalties, judgments, proceedings, interest, costs, disbursements, and expenses of any kind (including fees, costs, and expenses of attorneys and paralegals, experts, agents, consultants, and advisors, and Extraordinary Expenses) at any time (including before or after the Closing Date, after Payment in Full of the Obligations, or resignation or replacement of Agent) incurred by or asserted against or imposed on any Indemnitee as a result of, or arising from or in connection with, (a) the Loans, Loan Documents, or the use thereof or transactions relating thereto; (b) any action taken or omitted to be taken by any Indemnitee in connection with any Loan Documents; (c) the existence or perfection of any Liens, or realization upon any Collateral; (d) exercise of any rights or remedies under any Loan Documents or Applicable Law; or (e) failure by any Credit Party to perform or observe any terms of any Loan Document, in each case including all costs and expenses relating to any Adverse Proceeding, whether or not the applicable Indemnitee is a party thereto. “Closing Date” means the date first inscribed hereinabove. “Code” means the Internal Revenue Code of 1986.

9 “Collateral” means all Property described in any Security Documents as security for any Obligations, and all other Property that now or hereafter secures (or is intended to secure) any Obligations. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate in the form of Exhibit D or such other form as may be requested or approved by Agent from time to time and approved by Borrower Representative (such approval not to be unreasonably withheld, delayed or conditioned). “Conforming Changes” means, with respect to the Term SOFR Rate or any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Agent, in consultation with Borrower Representative, decides may be appropriate to reflect the adoption and implementation of the Term SOFR Rate or such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of the Term SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as Agent, in consultation with Borrower Representative, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) on a consolidated basis. “Control” (and any correlative terms, including “common control,” “controlling” and “controlled by”) means the power to direct or control, or have a controlling influence over, the management or policies of a Person or any Property, whether by ownership, the voting of Equity Interests, by contract or otherwise. “Covenant Party” “Covenant Parties” means (a) each Credit Party and (b) each other Restricted Party. “Credit Party” “Credit Parties” means (a) each Borrower and (b) each other Guarantor (other than Holdings and Holdings II). “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by Agent by dividing (the resulting quotient rounded upwards, at Agent’s discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for

10 any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to Borrowers, effective on the date of any such change. “Debt” means, with respect to any Person and without duplication as to such Person, any indebtedness, obligation or liability, whether or not contingent, (a) that (i) arises in respect of borrowed money, (ii) is evidenced by bonds, notes, debentures, or similar instruments, or (iii) accrues interest or is a type upon which interest or finance charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business, (x) which not outstanding after the date such payable was due or (y) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established), (b) representing the balance deferred and unpaid of the purchase price of any Property or services (other than an account payable to a trade creditor incurred in the Ordinary Course of Business of such Person, (x) which not outstanding after the date such payable was due or (y) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established), (c) representing obligations of a lessee under leases that have been, or should be, recorded as Capital Leases, (d) representing any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any Debt described in this definition of another Person, including any such Debt, directly or indirectly Guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such debt, or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition, (e) representing obligations of such Person with respect to Disqualified Equity Interests, (f) representing reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance, or otherwise), letters of credit, bankers’ acceptances, drafts or similar documents or instruments issued for such Person’s account, (g) representing any indebtedness, obligation or liability, whether or not contingent, of such Person in respect of any indebtedness, obligation or liability, whether or not contingent, of another Person, including any such indebtedness, obligation or liability of another Person secured by any Lien on any Property of such Person, whether or not such indebtedness, obligation or liability is assumed by or is a personal liability of such Person, (h) representing any net obligations, liabilities, and debt of such Person (marked-to-market) arising under swap and hedge agreements, (i) representing any indebtedness, obligation or liability of any partnership or joint venture in which such Person is a general partner or a joint venture member to the extent such Person is liable therefor as a result of such Person’s ownership interest in such Entity, except to the extent that the terms of such arrangement expressly provide that such Person is not liable therefor or such Person has no liability therefor under Applicable Law, (j) representing the principal and interest portions of all rental obligations of such Person under any Capital Lease, synthetic lease or similar off-balance sheet financing where such transaction is considered to be borrowed money for tax purposes but is classified as an operating lease, (k) representing indebtedness, liabilities or obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person, (k) representing obligations of such Person under any “take or pay” or similar arrangements, and (m) representing earn-outs that are due and payable but remain unpaid. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar laws providing debtor relief or otherwise affecting the enforcement of creditors’ rights generally, of the United States or other applicable jurisdictions from time to time in effect.

11 “Default” means an event or condition that, with the lapse of time or giving of notice, or both, would constitute an Event of Default. “Default Rate” means an interest rate equal to (a) with respect to Base Rate Loans, the Alternate Base Rate plus the Applicable Margin applicable to such Base Rate Loans, plus an additional three percent (3%) per annum, (b) with respect to Term SOFR Rate Loans, the Term SOFR Rate plus the Applicable Margin applicable to Term SOFR Rate Loans plus an additional three percent (3%) per annum and (c) with respect to any other Obligations, the interest rate otherwise specified in regard thereto after default (or if no interest rate is specified, the Alternate Base Rate for Loans plus the Applicable Margin applicable to such Base Rate Loans), plus an additional three percent (3%) per annum. “Deposit Account” means any checking or other demand deposit account maintained by the Credit Parties, including any “Deposit Accounts” within the meaning given to such term in Article 9 of the UCC. All funds in such Deposit Accounts shall be conclusively presumed to be Collateral and proceeds of Collateral and Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the Deposit Accounts. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interest that by its terms (or by the terms of any other Equity Interest into which it is convertible or exchangeable) or otherwise (a) matures or is subject to mandatory redemption or repurchase (other than solely for Equity Interests of such Person that are not Disqualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a Change of Control or asset disposition event so long as any rights of the holder thereof upon the occurrence of a Change of Control or Asset Disposition event shall be subject to the prior Payment in Full of the Obligations (other than any Obligations that expressly survive termination)); (b) is convertible into or exchangeable or exercisable for Debt or any Disqualified Equity Interest at the option of the holder thereof; or (c) may be required to be redeemed or repurchased at the option of the holder thereof, in whole or in part. “Division,” in reference to any Person that is an Entity, means the division of such Person into two (2) or more separate such Persons, with the dividing Person either continuing or terminating its existence as part of such division, including as contemplated under Section 18-217 of the Delaware Limited Liability Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other Applicable Law with respect to any corporation, limited liability company, partnership or other Entity. The word “Divide,” when capitalized, shall have a correlative meaning. “Dollars” or “$” means lawful money of the United States. “Eligible Assignee” means any Person that meets the requirements to be an assignee of a Lender under Section 13.1, subject to any consents and representations, if any, as may be required therein. “Enforcement Action” means any action to collect any Obligations or enforce any Loan Document or to realize upon any Collateral (whether by judicial action, self-help, notification of Account Debtors, exercise of setoff or recoupment, or otherwise). “Entity” means any Person that is not a natural Person. “Environmental Laws” means any law, regulation, or rule now or in the future enacted or amended relating to protection of the environment or natural resources or human health or safety (with respect to exposure to Hazardous Materials) or relating to manufacture, possession, presence, use, sale, labeling, registration, generation, transportation, treatment, storage, emission, management, disposal, discharge, release, threatened discharge or release, abatement, removal, remediation, processing, or handling of or

12 exposure to a Hazardous Material, including the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq. and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; the Marine Protection, Research and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the Noise Control Act, 42 U.S.C. Section 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq. (with respect to exposure to Hazardous Materials); the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right to Know Act, the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Section 2011 et seq., and the Nuclear Waste Policy Act of 1982, 42 U.S.C. Section 10101 et seq. “Environmental Notice” means a notice in writing from any Governmental Authority or other Person (including any Credit Party) of any material possible non-compliance with, investigation of a possible violation of, Adverse Proceeding relating to, or potential fine or liability under any Environmental Law or with respect to any Environmental Release or Hazardous Materials, including any complaint, summons, citation, order, claim, demand, or request for investigation or remediation. “Environmental Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, as applied to any Person, (a) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. “ERISA Event” means (a) a “Reportable Event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of

13 the Code), the failure to make by its due date any minimum required contribution or any required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make by its due date any required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) the withdrawal from any Pension Plan with two (2) or more contributing sponsors or the termination of any such Pension Plan, in either case resulting in material liability pursuant to Section 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition reasonably likely to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability pursuant to Section 4062(a) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, each case reasonably likely to result in material liability; (g) the withdrawal of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if such withdrawal is reasonably likely to result in material liability, or the receipt by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4241 or 4245 of ERISA, or that it is in “critical” or “endangered” status within the meaning of Section 305 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA, if such reorganization, insolvency or termination is reasonably likely to result in material liability; (h) the imposition of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Pension Plan if such fines, penalties, taxes or related charges are reasonably likely to result in material liability; (i) the assertion of a material claim (other than routine claims for benefits and funding obligations in the Ordinary Course of Business) against any Pension Plan other than a Multiemployer Plan or the assets thereof, or against any Person in connection with any Pension Plan such Person sponsors or maintains reasonably likely to result in material liability; (j) receipt from the Internal Revenue Service of a final written determination of the failure of any Pension Plan intended to be qualified under Section 401(a) of the Code to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such plan to qualify for exemption from taxation under Section 501(a) of the Code; or (k) the imposition of a lien pursuant to Section 430(k) of the Code or pursuant to Section 303(k) or 4068 of ERISA. “Event of Default” shall have the meaning set forth in Section 11.1. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Account” means any Deposit Account or Securities Account now or hereafter owned by any Covenant Party that is used solely by such Covenant Party (a) as a payroll account so long as such payroll account is a zero balance account or (b) to hold amounts required to be paid in connection with workers compensation claims, unemployment insurance, social security benefits and other similar forms of governmental insurance benefits. “Excluded Collateral” shall have the meaning set forth in the Security Agreement. “Excluded Equity Interests” shall mean the (a) Equity Interests in NY Land Lease Owner Parent owned by Onyx 31st Street, LLC, but only so long as (i) Onyx 31st Street, LLC owns not greater than 20% of NY Land Lease Owner Parent’s issued and outstanding Equity Interests, (ii) Onyx 31st Street, LLC Onyx 31st Street, LLC is neither a “Managing Member” nor a “Co-Managing Member” (as each such terms in defined in NY Land Lease Owner Parent LLC Agreement) of the NY Land Lease Owner Parent and (iii) Onyx 31st Street, LLC’s consent is not required for the execution, delivery and performance of this Agreement and the other Loan Documents by either of the NY Land Lease Owner Parent and NY Land

14 Lease Owner and (b) 1927 Class A2 Preferred Equity Interests in P2.09A Owner owned by KPAZ 2017 Investors, LLC (the “P2.09A Owner Class A2 Preferred Equity Interests”). “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Principal Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan (other than pursuant to an assignment request by Borrowers under Section 14) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 14.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 14.3(g), and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exit Fee” shall have the meaning set forth in the Fee Letter. “Extraordinary Expenses” means all costs, expenses, or advances that Agent may incur during a Default or Event of Default or during the pendency of an Insolvency Proceeding of a Credit Party, including those relating to (a) any audit, inspection, field examination, repossession, storage, repair, appraisal, insurance, manufacture, preparation, or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Agent, any Lender, any Credit Party, any representative of creditors of a Credit Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority, or avoidability of Agent’s or any other Secured Party’s Liens with respect to any Collateral), Loan Documents, or Obligations, including any lender liability or other Claims; (c) the exercise, protection or enforcement of any rights or remedies of Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of any taxes, charges, or Liens with respect to any Collateral; (e) any Enforcement Action; and (f) negotiation and documentation of any amendment, restatement, amendment and restatement, supplement, modification, waiver, consent, workout, restructuring, or forbearance with respect to any Loan Documents or Obligations. Such costs, expenses, and/or advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, turnaround and financial consultants and experts’ fees, environmental study fees and remedial response costs, wages and salaries paid to employees of any Credit Party or independent contractors in liquidating any Collateral, and travel expenses incurred in relation thereto. “Extraordinary Receipts” means any cash proceeds received by a Credit Party or any of its Subsidiaries not in the Ordinary Course of Business (other than from the issuance of Equity Interests, the incurrence of Debt, the disposition of Collateral or any insured casualty Loss), including, without limitation, (a) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (b) tax refunds and (c) indemnity payments. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements in respect thereof (and

15 any legislation, regulations or other official guidance pursuant to, or in respect of, such intergovernmental agreements). “FDPA” means the Flood Disaster Protection Act of 1973, as amended, including all requirements imposed relative thereto by the National Flood Insurance Program. “Federal Funds Rate” means for any day the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1% announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Effective Federal Funds Rate” or “Federal Funds Rate” as of the date of this Agreement; provided that if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Effective Federal Funds Rate” or “Federal Funds Rate” for such day shall be the Federal Funds Rate for the last day on which such rate was announced. Notwithstanding the foregoing, if the Federal Funds Rate as determined under any method above would be less than zero percent (0.00%), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. “Fee Letter” means any fee letter agreement (or series thereof) at any time existing made between or among Whitehawk and Borrowers concerning any fees or charges payable to Whitehawk in respect of the transactions contemplated under this Agreement, whether in its capacity as Lender, Agent or otherwise and any other Lender or Secured Party. “Financing Statement” shall have the meaning set forth in the UCC and includes, in addition thereto, as applicable, any other similar filing or public record or notice relating to the perfection of Liens. “FIRREA” means, Financial Institutions Reform, Recovery and Enforcement Act. “Fiscal Year,” “Fiscal Quarter,” and “Fiscal Month” mean each of Credit Parties’ fiscal years, fiscal quarters, and fiscal months, as applicable. “Floor” means 3.50%. “FLSA” means the Fair Labor Standards Act of 1938. “Foreclosed Borrower” shall have the meaning set forth in Section 5.6(h). “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the laws of the United States or any State or district thereof. “Foreign Plan” means any employee benefit plan or arrangement (a) maintained or contributed to by any Credit Party or Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of any Credit Party or Subsidiary. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governing Body” means (a) in the case of a corporation, its board of directors or shareholders, as applicable, (b) in the case of a limited liability company, its managers or members, as applicable, (c) in the

16 case of a limited partnership, its general partner(s), and (d) in any other case, the Person(s) that Control(s) such Person. “Governmental Approvals” means all authorizations, consents, approvals, licenses, and exemptions of registrations and filings with, and required reports to, all Governmental Authorities. “Governmental Authority” means any federal, state, municipal, foreign, or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, or other Entity or officer exercising executive, legislative, judicial, regulatory, taxing or administrative powers or functions for or pertaining to any government or court, in each case whether associated with the United States, a state, district or territory thereof, or a foreign Entity or government. “Ground Lease” means the Amended and Restated Lease Agreement between Ground Lease Landlord, as landlord and NY Land Lease Owner, as lessee, dated as of December 30, 2014 with respect to Real Property more fully described on Schedule 1.1 to this Agreement. “Ground Lease Landlord” means The Province of St. Mary of the Capuchin Order. “Guarantee” means, as to any Person, (a) any obligation of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Guaranteeing Person in Good Faith. The term “Guarantee” when used as a verb shall have a corresponding meaning. “Guaranteed Obligations” shall have the meaning set forth in Section 15.1. “Guarantor Payment” shall have the meaning set forth in Section 15.7(a). “Guarantor Allocable Amount” shall have the meaning set forth in Section 15.7(b). “Guarantors” means (a) each Borrower, as to each other Borrower, pursuant to the operation and effect of Section 5.6(a), (b) each Credit Party (other than a Borrower) party to this Agreement, (c) each Subsidiary that executes a Guaranty pursuant to Section 8.14, and (d) each other Person (including any Credit Party) that at any time Guarantees payment or performance of any Obligations pursuant to a Guaranty. As of the Closing Date, the “Guarantors” (other than Borrowers) are: Holdings; Holdings II; Pacific Oak SOR II Acquisition VI, LLC, a Delaware limited liability company; Pacific Oak SOR II 210 West 31st Street JV, LLC, a Delaware limited liability company; NY Land Lease Owner Parent; Pacific Oak SOR Park Highlands, LLC, a Delaware limited liability company; Pacific Oak SOR Park Highlands

17 II, LLC, a Delaware limited liability company; Pacific Oak SOR XXXVII, LLC, a Delaware limited liability company; Pacific Oak SOR Richardson Holdings, LLC, a Delaware limited liability company; and Pacific Oak SOR Richardson Holdings II, LLC, a Delaware limited liability company. “Guaranty” means each guaranty (including the Guaranty set forth in Section 5.6(a)) executed by a Guarantor in favor of Agent in respect of the payment or performance of any Obligations. “Hazardous Materials” means those substances, chemicals, wastes and/or other materials that are listed, defined or otherwise identified as “hazardous” or “toxic” under any Environmental Law or otherwise governed or regulated under any Environmental Law, or that are otherwise hazardous or toxic to human health or the environment, including any “hazardous waste,” as defined under 40 C.F.R. Parts 260-270, and any gasoline or petroleum (including crude oil or any fraction thereof), asbestos or polychlorinated biphenyls. “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under Applicable Law relating to any Lender that is currently in effect or, to the extent allowed under such Applicable Law, that may hereafter be in effect and that allows a higher maximum non-usurious interest rate than Applicable Law now allows. “Holdings” means Pacific Oak SOR Properties, LLC, a Delaware limited liability company. “Holdings II” means Pacific Oak SOR US Properties II LLC, a Delaware limited liability company. “IFRS” means accounting standards issued by International Financial Reporting Standards, consistently applied. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in the preceding clause (a), Other Taxes. “Indemnitee Obligations” means all payment obligations (whether for any loss, damage, cost or expense, or otherwise) owing to Indemnitees in such capacity to the extent arising under this Agreement or any other Loan Document. “Indemnitees” means, individually and collectively, any and all Agent Indemnitees, Lender Indemnitees and Whitehawk Indemnitees; and, for each of them, without limitation, all Related Parties. “Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal, or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, Debt adjustment or other Debtor Relief Law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator, or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors. “Intellectual Property” means any and all intellectual property and similar property, or interests in property in any jurisdiction throughout the world owned or licensed by any Covenant Party, including the following (a) patents, industrial designs, and utility models and applications for any of the foregoing, including all provisionals, divisionals, continuations, continuations-in-part, requests for continuing examination, reissues, reexaminations, renewals and extensions of any of the foregoing and all rights to claim priority of any of the foregoing; (b) works of authorship, websites, copyrights, mask work rights, database rights, and design rights (all whether registered or unregistered); (c) trademarks, trademark applications, service marks, trade names, certification marks, trade dress, logos, slogans, tag lines, fictitious

18 business names, uniform resource locators, internet domain names, social media accounts and handles, and all other source or business identifiers or designators of origin (whether registered or unregistered), registrations and applications, for registration of, and renewals and extensions of, any of the foregoing, and all common law rights in and goodwill associated with any of the foregoing (collectively, “Trademarks”); (d) rights of publicity; (e) trade secrets and other confidential or proprietary information and data, including whether or not patentable or reduced to practice, invention disclosures, ideas, developments, improvements, designs, drawings, algorithms, source code, methods, tools, processes, techniques, formulae, research and development, compilations, compositions, manufacturing processes, production processes, devices, specifications, reports, analyses, data, data analytics, supplier lists, pricing information, cost information, business plans, business proposals, marketing plans, and marketing proposals, customer lists, know-how, recipes; (f) computer software, firmware, databases, data collections and related documentation and materials, including source code, object code, code repositories, development tools, application programming interfaces, user interfaces, architecture, files, manuals, programmers’ notes, derivative works, foreign language versions, fixes, upgrades, updates, enhancements, current and prior versions and releases; (g) all embodiments or fixations thereof and all related documentation, applications, registrations, and franchises; (h) all licenses or other rights to use any of the foregoing; and (i) all books and records relating to the foregoing, together with (but not exclusive of) all (i) registrations and applications for the foregoing, (ii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements or other violations thereof, (iii) rights to sue for past, present and future infringements and other violations thereof, and (iv) rights corresponding, equivalent, or similar thereto throughout the world, whether statutory or common law, whether registered or unregistered, and whether established or registered in the United States or any other country or any political subdivision thereof. “Interest Payment Date” means (a) the first day of each calendar month, commencing on the first such date to occur after the Closing Date and (b) the Termination Date. “Interest Period” means, in connection with a Term SOFR Rate Loan, an interest period of one (1) month, (a) initially, commencing on the funding date or continuation date thereof, as the case may be; and (b) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (i) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this definition, end on the last Business Day of a calendar month; and (iii) no Interest Period with respect to any portion of the Loans shall extend beyond the Stated Termination Date. “Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period. “Interest Reserve Account” shall have the meaning set forth in Section 2.2. “Interest Reserve Holdback Amount” shall have the meaning set forth in Section 2.2. “Interest Shortfall Notice” shall have the meaning set forth in Section 2.2. “Investment” means, with respect to any Person, (a) any loan, advance, or extension of credit by such Person to, or any Guarantee with respect to the Equity Interests, Debt, or other obligations of, or any contributions to the capital of, any other Person, (b) any ownership, purchase, or other acquisition by such Person of any Equity Interests of any other Person, other than any Acquisition or (c) any Acquisition. In

19 determining the aggregate amount of Investments outstanding at any particular time, (i) the amount of any Investment represented by a Guarantee shall be the lesser of (x) the stated or determinable amount of the Debt or other obligation Guaranteed and (y) the maximum amount for which the guarantor may be liable pursuant to the terms of the instrument embodying such Guarantee (and, if such amounts are not determinable, the maximum reasonably anticipated liability in respect thereof, as determined by the Person providing such Guarantee in Good Faith); (ii) there shall be deducted in respect of each such Investment any amount received as a return of principal or capital (including by repurchase, redemption, retirement, repayment, liquidating, or other dividend or distribution); (iii) there shall not be deducted in respect of any Investment any non-cash amounts received as earnings on such Investment, whether as dividends, interest, or otherwise; (iv) there shall not be deducted from or added to the aggregate amount of Investments any decrease or increases, as the case may be, in the market value thereof; and (v) the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, forgiveness or conversion to equity of Debt, or write-ups, write-downs, or write-offs with respect to such Investment. “Investment Property” shall have the meaning set forth in the UCC and, in any event, includes the following (regardless whether classified as “investment property” under the UCC): (a) all of each Credit Party’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Credit Party, regardless of class or designation, in any Person, including in each of the other Credit Parties, and all substitutions therefor and replacements thereof, all Proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing; (b) all of each Credit Party’s rights, powers and remedies under any limited liability company in which such Credit Party is a member; and (c) all of each Credit Party’s rights, powers and remedies under any partnership agreement in which such Credit Party is a general (or limited) partner. “IRS” means the United States Internal Revenue Service. “Judgment Currency” shall have the meaning set forth in Section 16.21. “Jurisdiction State” means the State of New York. “KB Home” means KB Home Las Vegas Inc., a Nevada corporation. “KB Home Monthly Extension Fees” means “Monthly Extension Fees” as such term is defined and detailed in the KB Home Purchase Agreement Seventh Amendment. “KB Home Purchase Agreement” means the Purchase and Sale Agreement and Joint Escrow Instructions made and entered into as of March 10, 2024 by and among, P2.09A Owner and P2.04A/P2.19 Owner, on the one hand as “Seller” and KB Home, as “Buyer” and as such agreement has been amended through the “eighth” amendment thereof as of December 12, 2024. “KB Home Purchase Agreement Phase 2 Closing” means “Phase 2 Closing” as such term is defined and detailed in in the KB Home Purchase Agreement Seventh Amendment. “KB Home Purchase Agreement Phase 3 Closing” means “Phase 3 Closing” as such term is defined and detailed in the KB Home Purchase Agreement Seventh Amendment.

20 “KB Home Purchase Agreement Phase 2 Closing Purchase Price” means $52,290,546. “KB Home Purchase Agreement Phase 3 Closing Purchase Price” means $51,654,227. “KB Home Purchase Agreement Seventh Amendment” means the Seventh Amendment to Purchase and Sale Agreement made and entered into as of October 18, 2024 by and among, P2.09A Owner and P2.04A/P2.19 Owner, on the one hand as “Seller” and KB Home, as “Buyer”. “KB Home Purchase Agreement Transaction” means, individually and collectively, (a) the transactions and conveyances at the KB Home Purchase Agreement Phase 2 Closing contemplated by the KB Home Purchase Agreement, upon receipt by P2.09A Owner and P2.04A/P2.19 Owner the KB Home Purchase Agreement Phase 2 Closing Purchase Price and satisfaction of the closing conditions therefor in the KB Home Purchase Agreement, and (b) the transactions and conveyances at the KB Home Purchase Agreement Phase 3 Closing contemplated by the KB Home Purchase Agreement, upon receipt by P2.09A Owner and P2.04A/P2.19 Owner the KB Home Purchase Agreement Phase 3 Closing Purchase Price and satisfaction of the closing conditions therefor in the KB Home Purchase Agreement. “Lender Indemnitees” means the Lenders and each of their respective Related Parties. “Lenders” shall have the meaning set forth in the preamble to this Agreement and, in any event, further includes any Person who hereafter becomes a “Lender” pursuant to an Assignment Agreement. The Lenders are identified on the signature pages hereto and are set forth on Appendix A hereto. “Lending Office” means, with respect to any Lender, the office designated by such Lender as its “Lending Office” as set forth on Appendix B hereto at the time it becomes party to this Agreement or thereafter by notice to Agent and Borrower Representative. “License” means any license or agreement (a) under which a Credit Party is authorized to use any Intellectual Property, (b) for any development, manufacture, marketing, distribution, disposition, or other exploitation of Collateral, (c) for the provision of any service or (f) for any other use of Property or the conduct of its business. “Lien” means any lien (whether statutory, by contract, under common law or otherwise), mortgage, deed of trust, deed to secure debt, pledge, hypothecation, security interest, trust arrangement, security deed, financing lease, license, covenant not to sue, covenant not to assert, collateral assignment, encumbrance, Consignment, conditional sale or title retention agreement, or any other interest in Property designed to secure the repayment or performance of any obligation, whether arising by agreement or under any statute or law or otherwise. Without limitation of the foregoing, in the case of Real Estate, or interests therein, the term “Lien” also extends to and includes exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting such Real Estate. “Loan” “Loans” means, collectively, the loans in an aggregate initial principal amount of $80,000,000 made by the Lender to the Borrowers on the Closing Date pursuant to Section 2.1(a). “Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make the Loans on the Closing Date to the Borrowers in the amount set forth under the heading “Loans” in Appendix A hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Loan Documents” means this Agreement, any Fee Letter, each Note, the Security Agreement, each Financing Statement, each other Security Document, each Guaranty, any Compliance Certificate,

21 Assignment Agreement, and any and all other documents, instruments, agreements, certificates, and Schedules executed and delivered by any Borrower and any Guarantor pursuant to or in connection herewith or with any other Loan Document, or the transactions contemplated herein or therein, whether now existing or hereafter arising, together with all exhibits, schedules, annexes, addenda, and other attachments thereto, in each case, as the same may be amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time. “Loan Year” means each twelve-month period commencing on the Closing Date and ending on each anniversary of the Closing Date. “Loss” means, with respect to any Property, asset or business, (a) the loss, theft, damage, or destruction thereof or other casualty with respect thereto, (b) the condemnation or taking by eminent domain thereof by any Governmental Authority or (c) any interruption or delay in usage of same or unavailability of same for use in the Ordinary Course of Business. “LTV Financial Covenant” shall have the meaning set forth in Section 10.1. “Margin Stock” shall have the meaning set forth in Regulation U of the Board of Governors. “Material Adverse Effect” means the effect of any event, circumstance or condition that, taken alone or in conjunction with other events, circumstances or conditions, has or would reasonably be expected to have a material adverse effect on (a) the business, operations, Properties, or condition (financial or otherwise) of the Credit Parties taken as a whole, (b) the value of the Collateral taken as a whole, (c) the legality, binding effect or enforceability of any Loan Documents, (d) the validity or priority of Agent’s Liens on any Collateral having a value of more than the Threshold Amount, (e) the ability of the Credit Parties taken as a whole to pay or perform any obligations under the Loan Documents, including repayment of any Obligations, or (e) the ability of Agent, any Lender or any Secured Party to enforce or collect any Obligations or to collect or otherwise realize upon any Collateral or any other right, remedy or Claim arising hereunder, under any other Loan Document or under Applicable Law. “Material Contract” means any of the following agreements to which any Credit Party is a party (other than the Loan Documents): (a) one of its Organizational Documents; (b) the Ground Lease; (c) the KB Home Purchase Agreement; (d) an agreement that governs or constitutes (i) any Debt in an outstanding amount exceeding the Threshold Amount, including, but not limited to, the Loan, (ii) Capital Leases having an outstanding amount exceeding the Threshold Amount, (iii) operating leases with aggregate annual rentals exceeding the Threshold Amount, (iv) the sale or purchase of any material portion of goods or services, or any Property, by or to any Credit Party the breach, termination, cancellation or nonperformance of which, or the failure to renew which, would have, or would reasonably be expected to have, a Material Adverse Effect, (v) any License the breach, termination, cancellation or nonperformance of which, or the failure to renew which, would have, or would reasonably be expected to have, a Material Adverse Effect , or (vi) the employment of any executive officer of any Credit Party providing annual compensation exceeding the Threshold Amount; (e) a non-compete agreement; (f) an agreement made to, with or in favor of an Affiliate other than a Credit Party and involves annual payments to such Affiliate exceeding the Threshold Amount; or (g) in addition to those agreements specified in clauses (a) through (f) above, is an agreement the breach, termination, cancellation or nonperformance of which, or the failure to renew which, would have, or would reasonably be expected to have, a Material Adverse Effect. “Monthly Interest Payment Amount” mean, an aggregate amount equal to sum of the interest accruing (and that is payable) on the Loans at the interest rate or the Default Rate, as applicable, in each case as calculated pursuant to Section 3.1 for period commencing on the immediately preceding Interest Payment Date through the then Applicable Calculation Date.

22 “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by Borrowers in favor or for the benefit of Agent on behalf of the Secured Parties creating and evidencing a Lien on the Real Estate, in form and substance satisfactory to Agent, and any other mortgages executed and delivered pursuant to Section 8.15, in each case, as the same may from time to time be amended, restated, amended and restated, supplemented, or otherwise modified. “Mortgage Policy” means the extended coverage lender’s policy of title insurance (or equivalent in the state in which the Real Estate is located) issued by First American Title Insurance Company, covering such interest in the Mortgaged Property in an amount not less than the fair market value of such Mortgaged Property (or such lesser amount as shall be specified by Agent) insuring the first priority Lien of each such Mortgage as a valid Lien on the property described therein, free of any Liens other than Permitted Encumbrances, together with such endorsements as Agent may reasonably request and in form and substance reasonably satisfactory to Agent. “Mortgaged Properties” means Real Estate of Borrowers encumbered by a Mortgage in favor of Agent for the benefit of the Secured Parties, including the Mortgaged Properties listed on Schedule 1.1. “Multiemployer Plan” means any “multiemployer plan” as defined in Section 3(37) of ERISA that is sponsored, maintained or contributed to by, or required to be contributed to by, any Credit Party or any of its ERISA Affiliates or with respect to which any Credit Party or any of its ERISA Affiliates previously sponsored, maintained or contributed to or was required to contributed to, and still has liability. “Net Proceeds (Asset Dispositions)” means, in connection with any Asset Disposition, direct or indirect, of any Property of any Covenant Party or any Subsidiary of any Covenant Party, the difference between (a) the aggregate amount of cash or Cash Equivalents received by a Credit Party or Subsidiary or any other Covenant Party in connection with such Asset Disposition and (b) all reasonable and customary costs and expenses incurred in connection with such Asset Disposition. “Net Proceeds (Debt)” means, with respect to any incurrence of any Debt of any Credit Party or Subsidiary, the difference between (a) the aggregate amount of cash or Cash Equivalents received in connection with the incurrence of such Debt and (b) all reasonable and customary costs and expenses incurred in connection with the incurrence of such Debt. “Net Proceeds (Equity)” means, with respect to any incurrence or issuances (or sale or other issuances), direct or indirect (whether by the Sponsor, BVI, Holdings, Holdings II or any Subsidiary or Affiliate of any of the foregoing), of any Equity Interests of a Credit Party or Subsidiary or any other Covenant Party, the aggregate amount of cash or Cash Equivalents received in connection with the incurrence or issuances of any Equity Interests. “Net Proceeds (Loss)” means, in connection with the receipt by a Credit Party or Subsidiary or any other Covenant Party, or by Agent as “lender’s loss payee” of any cash proceeds (including proceeds of insurance (including any casualty or business interruption insurance) paid with respect to or awards or compensation) arising from any Loss, the difference between (a) the aggregate amount of cash or Cash Equivalents received by such Credit Party or Subsidiary or Agent in connection with such Loss and (b) the sum of (i) all reasonable and customary costs and expenses incurred in connection with collection thereof and (ii) taxes payable or a reasonable reserve for taxes payable in connection therewith; provided that the amounts and reserves described in clause (ii) above shall constitute Net Proceeds (Loss) at such time as such cash is released and delivered to such Credit Party or Subsidiary or any such reserve is no longer required, as applicable.

23 “NY Land Lease Owner Parent” means Pacific Oak SOR II 210 West 31st Street, LLC, a Delaware limited liability company, which owns 100% of the issued and outstanding Equity Interest of the NY Land Lease Owner. “NY Land Lease Owner Parent LLC Agreement” mean the limited liability company agreement of NY Land Lease Owner Parent dated as of October 28, 2016, as amended by that certain first amendment dated as of December 1, 2026, that certain second amendment dated as of November 1, 2019 and that certain third amendment dated as of December 4, 2019. “Note” means a promissory note executed by each Borrower in favor of a Lender in the form of Exhibit A, or such other form as may be requested or approved by Agent from time to time, which promissory note shall be in the amount of such Lender’s Loan and shall evidence the Loans made by such Lender. “Notice of Borrowing” means a notice substantially in the form of Exhibit C. “Obligations” means all Debts, obligations and other liabilities of every kind and nature of each Obligor (and all Obligors, jointly and severally) at any time or from time to time owed or owing to Agent (including any former Agent in its capacity as such), any Lender (including any former Lender in its capacity as such), any Note or any other Loan Document, together with all renewals, extensions, modifications or re-financings (other than re-financing by any third party) of any of the foregoing, whether arising from an extension of credit, acceptance, Loan, Guaranty, indemnification, or otherwise, and whether direct or indirect (including any acquired by assumption), absolute or contingent, due or to become due, primary or secondary, joint or several, and specifically including, but without limitation, (a) all principal of and premium, including any applicable Exit Fee, if any, on the Loans; (b) all interest, expenses, fees, Claims, all Protective Advances and other sums payable by the Credit Parties, or any of them, under this Agreement or the other Loan Documents (including any interest on pre-petition Obligations accruing after the commencement of any Insolvency Proceeding by or against any Credit Party, whether or not allowable in such Insolvency Proceeding); (c) all Indemnitee Obligations; (d) all obligations of Obligors to make reimbursements hereunder, including in regard to Extraordinary Expenses; and (e) all obligations of the Obligors under or in respect of any Claims. “Obligor” means (a) each Borrower and (b) each Guarantor or other Person (including any Subsidiary) that is not a Credit Party that is or becomes liable for payment of any Obligations or that has granted or grants a Lien in favor of Agent on any of its Properties to secure the payment or performance of any Obligations. “OFAC” means The Office of Foreign Assets Control of the United States Department of the Treasury or any successor thereto. “Ordinary Course of Business” means the ordinary course of business of any Credit Party or Subsidiary, undertaken in Good Faith. “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, certificate of formation or comparable documents, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state

24 or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “OSHA” means the Occupational Safety and Health Act of 1970. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loans or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 14.4). “Over Line” means an amount equal to the amount by which the aggregate principal amount of the Aggregate Loan Obligations has caused a breach of the LTV Financial Covenant. “Paid in Full,” “Pay in Full,” “Payment in Full” (and words of similar import) means: (i) with respect to the Obligations, or any portion thereof, and except as provided in clause (ii) below, the full payment thereof, including any interest, fees, premiums (including any applicable Exit Fee) and other charges and charges thereon (including any thereof accruing during an Insolvency Proceeding, whether or not allowed in such proceeding), in immediately available collected funds; plus (ii) in connection with the payment of all, or substantially all, Obligations, the release of all Claims of all Credit Parties against Agent, and the Lenders arising on or before the full payment date in respect of such Obligations. “Performance Deed of Trust” means that certain “Performance Deed of Trust” recorded as instrument number 20221205-0000450 on December 5, 2022 with the Clark County Recorder’s office in the State of Nevada in connection with securing “Obligations” as defined therein. “parent,” in relation to any Credit Party or Subsidiary, is a Person that owns or Controls at least fifty percent (50%) of the issued and outstanding Voting Equity Interests of such Subsidiary, either directly or indirectly. “Participant” shall have the meaning set forth in Section 13.1(d). “Participant Register” shall have the meaning set forth in Section 13.1(d). “PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001). “Payment Item” means each check, draft, or other item of payment payable to a Credit Party, including those constituting Proceeds of any Collateral. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or

25 maintained by any Credit Party or ERISA Affiliate or to which the Credit Party or ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the preceding five (5) plan years. “Permits” shall have the meaning set forth in Section 7.23(a). “Permitted Asset Disposition” means, as long as all Net Proceeds (Asset Dispositions) are remitted to Agent to the extent required hereby, an Asset Disposition that constitutes or is: (a) each KB Home Purchase Agreement Transaction; (b) Asset Disposition of another Mortgaged Property; or (c) any other Asset Disposition approved in writing by Agent in its sole discretion. “Permitted Discretion” means a determination made in Good Faith and in the exercise of reasonable business judgment (from the perspective of a secured, asset-based lender extending credit of similar amounts and types to similar businesses, considered without regard to any course of dealing). “Permitted Encumbrances” means (a) solely with respect to a given Mortgaged Property, items approved by Agent as listed on Schedule B to the corresponding Mortgage Policy (other than mechanics liens), (b) real estate taxes on the Real Estate and improvements not yet due and payable, and (c) such other matters as may be expressly consented to in writing by Agent. “Permitted Liens” shall have the meaning set forth in Section 9.2. “Person” means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity. “Plan” means, as applicable to any one or more Obligors or ERISA Affiliates, a Benefit Plan, a Pension Plan, a Multiemployer Plan or a Foreign Plan. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Agent) or any similar release by the Federal Reserve Board (as determined by Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Principal Office” means, for Agent, its “Principal Office” as set forth on Appendix B, or such other office as it may from time to time designate in writing to Borrower Representative and each Lender. “Pro Rata” means, with respect to any Lender, a percentage (carried out to the ninth decimal place) determined by dividing the aggregate outstanding principal amount of such Lender’s Loans by the aggregate outstanding principal amount of all Loans; provided, that, if all of the Loans have been Paid in Full, “Pro Rata” under this clause shall be determined based upon the aggregate outstanding principal amount of each Lender’s Loans immediately prior to being Paid in Full.

26 “Pro Rata Share” means, with respect to any amount and in reference to any Lender, the portion of such amount allocable to such Lender on a Pro Rata basis. The initial Pro Rata Shares of the Lenders, based on their respective Loan Commitments, is set forth on Appendix A. “Projections” means, for any fiscal period, projections of the Credit Parties’ Consolidated balance sheets, results of operations, cash flow and LTV Financial Covenant compliance for such period, together with a statement of material assumptions, all of which shall be in form and substance satisfactory to Agent. “Properly Contested” means, with respect to any Debt, liability or other obligation of any Person, (a) such Debt, liability or other obligation is subject to a bona fide dispute regarding amount or such Person’s liability to pay; (b) such Debt, liability or other obligation is being properly contested in Good Faith by appropriate actions timely taken and diligently pursued; (c) appropriate reserves in regard thereto have been established; (d) non-payment of such Debt, liability or other obligation would not reasonably be expected to have a Material Adverse Effect, nor result in forfeiture or sale of any assets of such Person; (e) no Lien is imposed on assets of such Person, unless bonded and stayed to the satisfaction of Agent and, in any event, junior to Agent’s Liens on any or all of such assets; and (f) if such Debt, liability or other obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review. “Property,” for any Person, means any right, title or interest of such Person in any type or kind of property or asset, whether Real Estate or personal property, or tangible or intangible property. “Properties” refers, collectively, thereto. “Protective Advance” shall have the meaning set forth in Section 5.1(b). “Qualified Appraisal” means, with respect to any Property, an appraisal of such Property conducted in a manner and with such form, scope and substance and using such methods as are acceptable to Agent by an appraiser selected by, or acceptable to, Agent, the results of which are acceptable to Agent in all respects, including in form, scope and substance. “Qualified Appraiser” means, an appraiser selected by, or acceptable to, Agent. “Real Estate” means all right, title, and interest (whether as owner, lessor, or lessee) of a Person in any Property that constitutes real property (including Fixtures), or any interest therein (including a leasehold estate), and all buildings, structures and other improvements thereon or thereto, together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, in and to any streets, ways, alleys, strips or gores of land adjoining the same or any part thereof. “Recipient” means (a) Agent and (b) any Lender, as applicable. “Register” shall have the meaning set forth in Section 13.1(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, attorneys, accountants, consultants, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

27 “Removal Effective Date” shall have the meaning set forth in Section 12.7. “Report” shall have the meaning set forth in Section 12.2(c). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived. “Required Lenders” means, Lenders having Aggregate Loan Obligations collectively (or individually) in excess of fifty percent (50.00%) of all outstanding Aggregate Loan Obligations. “Required Minimum Interest Reserve Balance” means, on any date of determination, the sum of (a) Monthly Interest Payment Amount on such date minus (b) the KB Home Monthly Extension Fees that remain to be received through the then Applicable Calculation Date; provided that at any time KB Home Monthly Extension Fees are not received when due, clause (b) shall be deemed to be zero for all purposes of this Agreement and the other Loan Documents until such time as the accrued and unpaid KB Home Monthly Extension Fees are received in cash by the applicable Borrower. “Responsible Officer” means, with respect to any Credit Party or Subsidiary, the chairman of the board, president, chief executive officer, chief financial officer, chief strategy officer, treasurer, chief operating officer, secretary, general counsel, vice president or other officer, partner, member or representative having the same or similar responsibilities (regardless of title) of such Person. “Restricted Party” “Restricted Parties” means, each of (a) Pacific Oak SOR Acquisition VIII, LLC, a Delaware limited liability company; Pacific Oak SOR Richardson Portfolio JV, LLC, a Delaware limited liability company; Pacific Oak SOR Acquisition XXVII, LLC, a Delaware limited liability company; and Pacific Oak SOR Richardson Land JV, LLC, a Delaware limited liability company (this clause (a), the “Texas Restricted Parties”) and (b) Pacific Oak SOR Acquisition VII, LLC, a Delaware limited liability company; Pacific Oak SOR Park Highlands JV, LLC, a Delaware limited liability company; Pacific Oak SOR Acquisition XXII, LLC, a Delaware limited liability company; and Pacific Oak SOR Park Highlands II JV, LLC, a Delaware limited liability company (this clause (b), the “Nevada Restricted Parties”). “Restricted Payment” means each of the following, individually, or, if more than one or all, then, collectively: (a) any payment of (or declaration to pay) a dividend or other distribution (whether in cash, securities, or other Property), whether direct or indirect, on account of any Equity Interests issued by any Credit Party or any other Covenant Party, as the case may be, whether now or hereafter outstanding (including any such payment, or declaration of payment, made in connection with any merger or consolidation or otherwise as part of any Acquisition); (b) any return of capital, redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests issued by any Credit Party or any other Covenant Party, whether now or hereafter outstanding (including any such payment, or declaration of payment, made in connection with any merger or consolidation or otherwise as part of any Acquisition), except for any redemption, retirement, sinking fund or similar payment made solely in such other shares or units of the same class of Equity Interests or any class of Equity Interests that are junior to that class of Equity Interests; (c) any cash payment made to redeem, purchase, repurchase, or retire, or obtain the surrender of, any outstanding warrants, options, or other rights to acquire any Equity Interests issued by any Credit Party or any other Covenant Party, whether now or hereafter outstanding; (d) payment of any management, consulting, servicing or other similar fees payable by any Credit Party to any shareholder or other Affiliate thereof; (e) any payment of any earn-out payable by any Credit Party or any other Covenant Party; (f) any payment of principal or interest or any purchase, redemption, retirement, acquisition or defeasance with respect to any Debt of such Person which is subordinated to the payment of the Obligations; any making of any payment, including interest, fees, costs, principal or any repurchase, redemption, retirement, defeasance, sinking fund or similar payment,

28 purchase or other acquisition for value, direct or indirect, of or with respect to any Disqualified Equity Interests; (g) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person, and (h) any other transaction that has a similar effect as clauses (a) through (g) of this definition. “Restrictive Agreement” means an agreement (other than this Agreement or the other Loan Documents) that conditions or restricts the right of any Credit Party or Subsidiary to (a) incur or repay or Guarantee any Debt; (b) relocate, sell, lease, transfer, dispose of, or grant Liens on, any assets or Property (including by way of a so-called “negative pledge” or similar agreement); (c) declare or make Restricted Payments; or (d) modify, extend, or renew this Agreement, any other Loan Document or any other agreement evidencing or securing Debt; provided that Performance Deed of Trust shall not be deemed to be a Restrictive Agreement so long as no Event of Default has occurred and is continuing and the Credit Parties comply with Section 8.15 (when such compliance is required). “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors. “Sanctioned Jurisdiction” means (a) a country, territory or jurisdiction, (b) or a government of a country, territory or jurisdiction, or (c) an entity or an organization directly or indirectly owned or Controlled by a country, territory or its government, that is subject to comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea, the so-called “Donetsk People’s Republic” and the so-called “Luhansk People’s Republic” regions of Ukraine). “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals” or any other Sanctions related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, His Majesty’s Treasury of the United Kingdom, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Jurisdiction or (c) any Person 50% or more owned or Controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the United Nations Security Council, (c) the European Union, (d) any European Union member state, (e) His Majesty’s Treasury of the United Kingdom or (f) any other relevant sanctions authority. “Secured Party” means Agent, each Lender, each Indemnitee and any other Person at any time entitled to receive the benefit of a Lien on any Collateral under the Loan Documents; and “Secured Parties” means all of such Persons. “Security Agreement” means the Security and Pledge Agreement, dated as of the Closing Date, made between Credit Parties and Agent. “Security Documents” means the Security Agreement, together with any Financing Statements, all other security agreements and notices of security interests in Intellectual Property filed or to be filed with any applicable filing office or registry, the Mortgages, Article 9 Control Agreements, any pledge agreement and all other documents, instruments, and agreements now or hereafter executed or delivered by a Credit Party to any Secured Party for purposes of securing (or intending to secure), or perfecting (or intending to perfect) Liens securing, any Obligations.

29 “SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Determination Date” shall have the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Floor” means 3.50%. “SOFR Rate Day” shall have the meaning set forth in the definition of “Daily Simple SOFR”. “SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “Solvent” means, as to any Person, that such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its Debts (including contingent, subordinated, un-matured, and unliquidated liabilities); (b) owns Property whose present fair salable value is greater than the probable total liabilities (including contingent, subordinated, un-matured, and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its Debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. For purposes of this definition, “fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase. “Sponsor” means Pacific Oak Strategic Opportunity REIT, Inc., a Maryland Corporation. “Stated Termination Date” means the earlier of (a) December 1, 2027 (or, if the KB Home Purchase Agreement Phase 3 Closing has not occurred by such date that there is no default or event of default under the KB Home Purchase Agreement, March 1, 2028) and (b) the date of the KB Home Purchase Agreement Phase 3 Closing. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business Entity of which more than fifty percent (50%) of the voting stock is at the time owned or Controlled, directly or indirectly, by that Person, or the accounts of which would be Consolidated with those of such Person in its Consolidated financial statements, if such statements were prepared as of such date, or one or more of the other Subsidiaries of that Person or a combination thereof. Any unqualified reference to a Subsidiary in this Agreement or in any other Loan Document means a Subsidiary of the applicable Credit Party or a Credit Party if not otherwise stated or implied by context.

30 “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees, or other charges imposed by any Governmental Authority, including any income, excise, ad valorem, payroll, and sales taxes, together, in each case, all interest, penalties, fees, charges, and additions applicable thereto. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Determination Date” shall have the meaning set forth in the definition of “Term SOFR Rate”. “Term SOFR Rate” means, with respect to any Term SOFR Rate Loan for any Interest Period, the interest rate per annum determined by Agent by dividing (the resulting quotient rounded upwards, at Agent’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a tenor comparable to such Interest Period on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to Borrower on and as of (i) the first day of each Interest Period, and (ii) the effective date of any change in the SOFR Reserve Percentage. “Term SOFR Rate Loan” means a Loan bearing interest at a rate based on the Term SOFR Rate. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the earliest to occur of the following: (a) the Stated Termination Date; and (b) the date on which the Loans are accelerated pursuant to Section 11.2. “Third Party Claimant” shall have the meaning set forth in the Security Agreement. “Threshold Amount” means with respect to (a) any Covenant Party, $250,000 and (b) Sponsor, BVI, Holdings and Holdings II, $20,000,000. “Trademarks” has the meaning set forth in the definition of Intellectual Property. “Transferee” means any actual or potential Eligible Assignee, Participant or other Person acquiring an interest in any Obligations. “Type” means any type of Loan (i.e., Base Rate Loan or Term SOFR Rate Loan) that has the same interest option and, in the case of Term SOFR Rate Loans, the same Interest Period. “UCC” means the Uniform Commercial Code as in effect in the Jurisdiction State or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such other jurisdiction.

31 “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” or “U.S.” means the United States of America. “Upfront Fees” shall have the meaning set forth in the Fee Letter. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 14.3(g)(ii)(B)(iii). “Voidable Transfer” shall have the meaning set forth in Section 16.23. “Voting Equity Interest” means, with respect to any Person, those classes of Equity Interests issued by such Person (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of the directors or managers (or persons performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency. “Whitehawk Indemnitees” means Whitehawk and its Related Parties. “Withholding Agent” means any Credit Party or Agent. 1.2 Accounting Terms Under the Loan Documents (except as otherwise specified herein), all accounting terms shall be interpreted, all accounting determinations shall be made, and all financial statements shall be prepared, in accordance with GAAP. The term “unqualified opinion,” as used herein or in any Loan Document, in reference to any opinion given by accountants in a financial statement or report, means an opinion that (i) is unqualified and (ii) does not include any explanation, supplemental comment or other comment calling into question the ability of the applicable Person to continue as a going concern or concerning the scope of the audit or report (other than any such explanation, supplemental comment or other comment arising from the impending maturity of any Debt permitted by this Agreement). 1.3 Uniform Commercial Code Any term used in this Agreement or in any other Loan Document (including any Financing Statement filed in connection herewith) that is defined in the UCC and not otherwise defined in this Agreement or in any other Loan Document shall have the meaning given such term in the UCC, including, without limitation, the following (portions of which terms may be further defined, or supplemented, elsewhere in this Agreement): “Accessions,” “Account,” “Account Debtor,” “As-extracted Collateral,” “Chattel Paper,” “Commercial Tort Claim,” “Commodity Account,” “Consignee,” “Consignment,” “Consignor,” “Document,” “Electronic Chattel Paper,” “Equipment,” “Farm Products,” “Financing Statement,” “Fixture Filing,” “Fixtures,” “General Intangibles,” “Good Faith,” “Goods,” “Instrument,” “Investment Property,” “Inventory,” “Letter-of-Credit Right,” “Payment Intangible,” “Proceeds,” “Securities Account” and “Supporting Obligation;” provided, however, that, to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern; provided, further, that, any such terms used herein or in any other Loan Document that are defined in the UCC as in effect in the Jurisdiction State as of the Closing Date shall continue to have the same meanings notwithstanding any replacement or amendment of such statute that changes any such meanings except as Agent may otherwise determine.

32 1.4 Rules of Construction The terms “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” The section titles, table of contents, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement or any Loan Document. All Schedules, Exhibits, Annexes, and attachments referred to herein are hereby incorporated herein by this reference. All references in any Loan Document to: (i) any statutes or regulations shall include all related rules and regulations (including implementing regulations in the case of statutes) and any amendments or other modifications of same made from time to time, and any successor statutes, rules and regulations even if words to such effect are included in some instances and not in others; (ii) any agreement, instrument or other documents (including any of the Loan Documents) shall include any and all amendments, restatements, amendments and restatements, supplements, modifications, extensions, waivers, or renewals thereof or thereto, even if words to such effect are included in some instances and not in others (but this clause shall not be construed as any consent to any such amendments, restatements, amendments and restatements, supplements, modifications, extensions, waivers and renewals unless otherwise expressly so provided); (iii) any Person (including an Obligor, Agent or Lender) shall mean and include the successors and assigns of such Person (but this clause shall not be construed as any consent to any transaction or circumstance giving rise to any successor or assign); and (iv) “including” and “include” shall mean “including, without limitation,” regardless of whether “without limitation” is included in some instances and not in others (and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, that is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned). In determining whether any action taken, or to be taken, under this Agreement or any other Loan Document is “commercially reasonable,” Article 9 of the UCC, to the extent applicable thereto, shall govern and control; unless otherwise expressly provided herein or therein. Unless otherwise expressly provided herein or in any other Loan Document with respect to Permitted Discretion, the “discretion” of Agent or, if applicable, any Lender shall mean the sole and absolute discretion of Agent or such Lender. All calculations of value of any Property, disbursements of Loans and payments of Obligations shall be in Dollars and all determinations made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. No provision of any Loan Documents shall be construed or interpreted to the disadvantage of any party hereto by reason of such party’s having, or being deemed to have, drafted, structured, or dictated such provision. Whenever the phrase “to the knowledge of” (or words of similar import) are used in any Loan Document in reference to any Borrower, Borrower Representative or another Credit Party, it means actual knowledge of a Responsible Officer of such Borrower, Borrower Representative or Credit Party. Any Loan Document signed by a Responsible Officer acting in such capacity on behalf of a Borrower, Borrower Representative or another Credit Party shall be conclusively presumed to have been authorized by all necessary action on the part of such Borrower, Borrower Representative or other Credit Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such party. A Default or an Event of Default shall be deemed “to continue,” be “continuing,” “exist,” or be “in existence” at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing in accordance with this Agreement. All references herein and in any other Loan Document (i) to the word “will” shall be to have the same meaning as the word “shall” (and vice versa), (ii) to any Person shall include such Person’s successors and permitted assigns, (iii) to the words “asset” and “Property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and Properties, including cash, securities, accounts and contract rights, (iv) to the words “financial statements” shall include all notes and schedules thereto, and (v) to the words “the continental United States of America” shall include each of the States of the United States of America, other than Hawaii and Alaska, unless otherwise approved by Agent, but expressly shall not include Puerto Rico or any other United States territory. All documents, instruments, certificates and agreements that are now or hereafter executed and

33 delivered by any Credit Party in connection herewith or pursuant hereto shall constitute “Loan Documents” unless and except to the extent otherwise expressly provided herein or therein. All references herein and in any other Loan Document to date and time of day shall mean and refer to the date and time of day in New York, New York. If any obligation of payment or performance required under any Loan Document falls on a day which is not a Business Day, then (except (i) as expressly set forth in Section 3.1 and any other payment of interest, (ii) for payment required under Section 5.2 or(iii) payments required to be made on the Stated Termination Date) the due date will be extended to the immediately following Business Day. 1.5 Benchmark Replacement Notification Section 14.1 hereof provides a mechanism for determining an alternate rate of interest in the event that the Term SOFR Rate is no longer available or in certain other circumstances. Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Term SOFR Rate or with respect to any alternative or successor rate thereto, or replacement rate therefor. 1.6 Conforming Changes Relating to Term SOFR Rate. With respect to the Term SOFR Rate, Agent, in consultation with Borrower Representative, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Loan Document; provided that, with respect to any such amendment effected, Agent shall provide notice to Borrowers and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. SECTION 2 THE CREDIT FACILITIES 2.1 Loans. (a) Loans. (i) Subject to the terms and conditions of this Agreement, each Lender agrees, severally (and not jointly) on a Pro Rata basis, up to the amount of its Loan Commitment, to make a Loan to Borrowers on the Closing Date in an aggregate principal amount not exceed the aggregate $80,000,000. (ii) Borrowers and the other Credit Parties acknowledge and agree that the Loans shall be funded at a discount to their face value (i.e. “original issue discount”), which is payable to the Lenders and, as such, the “original issue discount” shall not be advanced to Borrowers on the Closing Date; provided, however, that such “original issue discount” constitutes a portion of the outstanding indebtedness evidenced by this Agreement held by the Lenders for all other purposes under this Agreement and the other Loan Documents (including determination of interest, the Exit Fee and any other amount due on the Termination Date), the Lenders shall be deemed to have provided a Loan in the full amount of the Loan Commitments. (iii) Borrowers and the other Credit Parties acknowledge and agree that the Interest Reserve Holdback Amount that is held back by Agent is and shall be deemed as a funded portion of the Loans that such Interest Reserve Holdback Amount constitutes a portion of the outstanding indebtedness evidenced by this Agreement held by the Lenders

34 for all other purposes under this Agreement and the other Loan Documents (including determination of interest, the Exit Fee and any other amount due on the Termination Date),. (iv) Any principal amount of any Loan which is repaid or prepaid may not be reborrowed. (b) Notes. Borrowers shall execute and deliver to (i) each Lender on the Closing Date, and (ii) each Person who is a permitted assignee of such Lender pursuant to Section 13.1, upon its becoming such assignee; in each case, to the extent requested by such Person, a Note to evidence such Person’s portion of the Loans.Termination of Loan Commitments. The Loan Commitments shall terminate on the Closing Date upon the making of Loan. 2.2 Interest Reserve. On the Closing Date, Agent shall allocate an amount equal to $7,500,000 from the proceeds of the Loans to be advanced by Lenders to Borrowers into a Deposit Account subject to the Article 9 Control of Agent to hold funds to make payments of the Monthly Interest Payment Amount (the “Interest Reserve Account”) or, in the event such a Deposit Account subject to the Article 9 Control of Agent is not established on or before the Closing Date, an amount equal to $7,500,000 from the proceeds of the Loans to be advanced by Lenders to Borrowers shall be held back by Agent for the benefit of Agent and Lender (the “Interest Reserve Holdback Amount”) pending establishment of the Interest Reserve Account. Upon the establishment of the Interest Reserve Account, any then remaining remaining Interest Reserve Holdback Amount shall be transferred into such Interest Reserve Account. In no event shall the amount in the Interest Reserve Account (or, the Interest Reserve Holdback Amount) be less than then Required Minimum Interest Reserve Balance. At any time that Agent estimates that the Required Minimum Interest Reserve Balance will not be sufficient to pay the Monthly Interest Payment Amounts on each Interest Payment Date through the Applicable Calculation Date, Agent shall notify Borrowers (the “Interest Shortfall Notice”) of such determination and Borrowers shall deposit (or cause to be deposited) such additional amount that Agent notifies Borrowers it estimates in its sole but good faith discretion is sufficient to make up such deficiency in the Interest Reserve Account (but in no event, less than the Required Minimum Interest Reserve Balance) within five (5) days of the delivery of the Interest Shortfall Notice (or, if there is no Interest Reserve Account on such date, such deficiency will be delivered to Agent as and for the then required Interest Reserve Holdback Amount). Each payment of KB Home Monthly Extension Fee shall be deposited directly into the Interest Reserve Account (or, if there is no Interest Reserve Account on such date, such amount will be delivered to Agent to be held as the Interest Reserve Holdback Amount), and each of P2.09A Owner and P2.04A/P2.19 Owner shall direct KB Home to directly deposit such amounts without the need for further action or instruction by P2.09A Owner or P2.04A/P2.19 Owner. Proceeds of Asset Sale from the KB Home Purchase Agreement Phase 2 Closing after making the required mandatory prepayment under Section 5.2(d)(ii) shall also be first used to replenish the Interest Reserve Account to achieve the Required Minimum Interest Reserve Balance through March 1, 2028 (or, if there is no Interest Reserve Account on such date, such amount will be delivered to Agent to be held as the Interest Reserve Holdback Amount to achieve the Required Minimum Interest Reserve Balance through March 1, 2028). Failure to make such deposit (or deliver such funds to Agent) as and when set forth herein shall be an immediate Event of Default.

35 SECTION 3 INTEREST, FEES, AND CHARGES 3.1 Interest. (a) Interest Rates. The Obligations shall bear interest (i) with respect to Loans that are Base Rate Loans, at the Alternate Base Rate plus the Applicable Margin;(ii) with respect to Loans that are Term SOFR Rate Loans, at the Term SOFR Rate for the applicable Interest Period plus the Applicable Margin; and (iii) with respect to any other Obligations that are then due and not paid when due (including, to the extent permitted by law, interest and Exit Fee, in each case, not paid when due), at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans, unless and except to the extent that another interest rate is prescribed therefor in the Loan Documents evidencing such Obligations; provided that (x) Borrowers shall not have the option of selecting the option that Loans bear interest as Base Rate Loans and (y) the Obligations shall bear interest at the Default Rate (whether before or after any judgment) (A) automatically at all times during the existence of any Event of Default pursuant to Section 11.1(a), Section 11.1(k) or Section 11.1(l) hereof and (B) if so elected by Agent (regardless of the date Borrower Representative is notified), from and after the occurrence of, and during the continuation of, any other Event of Default. In such latter regard, each Borrower acknowledges that the cost and expense to Agent and Lenders due to an Event of Default are difficult to ascertain and that the Default Rate is a fair and reasonable estimate to compensate Agent and Lenders because of such Event of Default and does not constitute a penalty. From and after the occurrence of an Event of Default the Agent shall have the option to convert all Term SOFR Rate Loans into Base Rate Loan (and to thereafter convert such Base Rate Loans into Term SOFR Rate Loans). (b) Accrual of Interest. In computing interest on any Loan, the date of the making of such Loan or the first day of the Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Term SOFR Rate Loan, the date of conversion of such Term SOFR Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Term SOFR Rate Loan, the date of conversion of such Base Rate Loan to such Term SOFR Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one (1) day’s interest shall be paid on that Loan. (c) Payment Dates. Interest accrued on the Loans shall be due and payable (i) in arrears, on each Interest Payment Date, (ii) on any date of prepayment, with respect to the principal amount of Loans being prepaid, and (iii) at maturity. Agent shall initially credit the Interest Reserve Account (and any Interest Reserve Holdback Amount then in Agent’s possession) for payment of interest that is due on each Interest Payment Date (or direct the Borrowers to; provided that in the event there are insufficient funds in the Interest Reserve Account (and any Interest Reserve Holdback Amount then in Agent’s possession) to fund amount of interest that is due, then Borrowers shall promptly pay to Agent amount of interest that is due and payable on each such Interest Payment Date. Notwithstanding the foregoing, interest accrued at the Default Rate shall be due and payable ON DEMAND. Interest accrued on any other Obligations shall be due and payable as provided in the Loan Documents or, if no payment due date is provided therein, then, ON DEMAND. During an Event of Default, Agent shall have the right to use all funds in the Interest Reserve Account

36 (and any Interest Reserve Holdback Amount then in Agent’s possession) and apply them in accordance with Section 5.4. (d) Interest Rate Determination and Disclosure. As soon as practicable after 10:00 a.m. on each Interest Rate Determination Date, Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to each of the Term SOFR Rate Loans for which an interest rate is then being determined (and for the applicable Interest Period in the case of Term SOFR Rate Loans) and shall promptly give notice thereof in writing to Borrower Representative and each Lender, in each case, to the extent that each requests same. (e) Certain Provisions Regarding Term SOFR Rate Loans. At the end of each Interest Period, Term SOFR Rate Loan shall continue as a Term SOFR Rate Loan or, during an Event of Default, at the option of the Agent convert to a Base Rate Loan. (f) Number and Amount of Term SOFR Rate Loans; Determination of Rate. No more than one (1) Borrowing of Term SOFR Rate Loans may be outstanding at any time. 3.2 Fees. (a) Upfront Fees. On the Closing Date, Borrowers shall pay to Agent, for the account of the Lenders, the Upfront Fees as set forth in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth in the Fee Letter. (b) Agent Fees. Borrowers shall pay to Agent, for its own account, the fees payable to Agent that are described in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth therein. (c) Other Fees. Borrowers shall pay to each applicable Person the other fees (including the Exit Fee) payable to such Person that are described in the Fee Letter, all of which shall be due and payable in the amounts and at the times set forth therein. (d) Calculation and Distribution of Interest Fees, Charges, and Other Amounts. Unless otherwise specifically provided herein or in any other Loan Document, interest, fees, charges and other amounts that are calculated on a per annum basis shall be calculated as follows: (i) for interest determined by reference to the Alternate Base Rate, a year of three hundred sixty (360) days, and (ii) for all other such computations of interest, fees, charges and other amounts, likewise, a year of three hundred sixty (360) days, in each case, for the actual number of days elapsed in the period during which it accrues. Each determination by Agent of any interest, fees, charges or interest rate hereunder or under any other Loan Document shall be final, conclusive, and binding for all purposes, absent manifest error. All fees payable under this Section 3.2 are compensation for services and, to the extent of Applicable Law, are not, and shall not be deemed to be, interest or any other charge for the use, forbearance, or detention of money. A certificate as to amounts payable by Borrowers under Section 14 and Section 16.4, timely submitted to Borrower Representative by Agent or the affected Lender, as applicable, shall be final, conclusive, and binding for all purposes, absent manifest error, and Borrowers shall pay such amounts to the applicable Person within ten (10) days following receipt of such certificate. All fees shall be fully earned when due and shall not be subject to rebate, refund, or proration, in whole or in part. All fees paid to Agent for the account of the Lenders or any other Person

37 shall be paid by Agent to such Persons promptly upon its receipt thereof and, with respect to fees payable for the account of the Lenders, in accordance with each such Lender’s Pro Rata Share thereof. (e) Maximum Interest. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under Applicable Law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the aggregate outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are Paid in Full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest that would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrowers shall pay to Agent an amount equal to the difference between the amount of interest paid and the amount of interest that would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and each of the Credit Parties to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration that constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the aggregate outstanding amount of the Loans made hereunder or be refunded to each of the applicable Credit Parties. In determining whether the interest contracted for, charged, or received by Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, all agreements which either now are or which shall become agreements among Borrowers, Guarantors, Agent and Lenders are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under this Agreement or any other Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the Debt evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of Borrowers, Guarantors, Agent and Lenders. If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lenders by reason thereof shall be payable in accordance with this Agreement.

38 SECTION 4 LOAN ADMINISTRATION 4.1 Manner of Borrowing; Funding Loans. (a) Notice of Borrowing. Borrowers shall request the Loans, by delivering to Agent at its Lending Office the Notice of Borrowing (which notice may be transmitted by electronic mail subject to the limitations set forth in Section 16.1(d)) prior to the date of the proposed Loan. (b) Requests for Funding. The Notice of Borrowing for the Loans received by Agent shall be irrevocable. (c) Fundings by Lenders. Each Lender shall fund to Agent such Lender’s Pro Rata Share of each requested Borrowing at the Principal Office of Agent to the account specified by Agent in immediately available funds no later than 2:00 p.m. on the requested funding date. Subject to its receipt of such amounts from Lenders, Agent shall disburse the proceeds of the Loans in the lawful manner directed in the Notice of Borrowing. 4.2 Borrower Representative. Each Credit Party hereby designates P2.09A Owner (“Borrower Representative”) as its representative and agent for all purposes under the Loan Documents, including requests for the Loans, designation of interest rates and Interest Periods, delivery or receipt of communications (including any Notice of Borrowing, Notice of Conversion/Continuation, any Approved Electronic Communication, any electronic mail notice or request for a Borrowing or the conversion, or continuation of any Loan), preparation and delivery of financial reports and Compliance Certificates, receipt and payment of Obligations, requests for waivers, amendments, or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Agent or any Lender. Borrower Representative hereby accepts such appointment. Agent and the Lenders may give any notice to, or communication with, a Credit Party hereunder or under any other Loan Document to or with Borrower Representative on behalf of such Credit Party. Each Credit Party agrees that any notice, election, communication, representation, agreement, or undertaking made on its behalf by Borrower Representative shall be binding upon and enforceable against it. Agent and the Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, the terms of this Section 4.2, provided that nothing contained herein shall limit the effectiveness of, or the right of Agent or any Lender to rely upon, any notice (including without limitation a borrowing or conversion notice), instrument, document, certificate, acknowledgment, consent, direction, certification or any other action delivered by any Credit Party pursuant to this Agreement or any other Loan Document. 4.3 One Obligation. The Loans and other Obligations shall constitute one general, joint and several obligation of Credit Parties and (unless otherwise expressly provided in any Loan Document) shall be secured by Agent’s Lien upon all Collateral; provided, however, that Agent and each Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Credit Party to the extent of any Obligations jointly or severally owed by such Credit Party. 4.4 Effect of Termination. On the Termination Date, all Obligations shall be immediately due and payable, in full. All undertakings of all Obligors contained in the Loan Documents shall survive the Termination Date, and Agent shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents, until Payment in Full of all Obligations. Section 13.1, Section 14.1, Section 14.2, Section 14.3, Section 14.4, Section 16.3, Section 16.4, and Section 16.23, this Section 4.4, the obligation of each Credit Party and each Lender with respect to each indemnity given by it in any Loan Document,

39 including under Section 8.9, Section 12.5 and Section 16.3, and each other term, provision, or section of this Agreement or any other Loan Document that states as much, shall survive Payment in Full of the Obligations and any release or termination relating to this Agreement, the other Loan Documents, or any credit facility established hereunder or thereunder. In connection with the foregoing, each credit Party acknowledges and agrees that Agent may condition the delivery of any payoff letter on receipt of an unconditional release of all Claims of all Credit Parties against Agent and the Lenders arising on or before the payment date in respect of the Obligations. SECTION 5 PAYMENTS 5.1 General Payment Provisions. (a) All payments of Obligations shall be made in Dollars, without right of offset, recoupment, counterclaim, discount, charge back or other defense of any kind, free of (and without deduction for) any Taxes or other sums, and in immediately available funds, unless otherwise agreed by Agent in its discretion, not later than 12:00 noon on the due date to the Principal Office of Agent the Lenders or other obligee. Unless agreed in writing by Agent in its discretion, any payment after such time shall be deemed made on the next Business Day. Any payment of a Term SOFR Rate Loan before the end of its Interest Period shall be accompanied by all amounts due under Section 14.1(c). Any prepayment of Loans (whether mandatory or voluntary) shall be applied first to Base Rate Loans and, then, to Term SOFR Rate Loans. Subject to the provisos set forth in Section 3.1 in respect of “Interest Period,” whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of any applicable fee hereunder, but such payment shall be deemed to have been made on the date therefor for all other purposes hereunder. (b) All amounts expended by Agent or any Lender in order to preserve, protect or maintain its interest in the Collateral (including making any required payment under the Performance Deed of Trust in connection with Section 8.15(b) or otherwise) pursuant to the terms hereof or any Security Document, and any sums expended by Agent or any Lender due to any Credit Party’s failure to perform or comply with its obligations under this Agreement or any other Loan Document (collectively, “Protective Advances”) shall be added to the Obligations and shall be secured by the Collateral. 5.2 Repayment of Loans. (a) Payment on Termination Date. Unless otherwise sooner becoming due and payable in accordance with the terms of this Agreement or any other Loan Document, Loans and all other Obligations (including the Exit Fee) shall be due and payable in full on the Termination Date. (b) Voluntary Prepayments. Loans may be voluntarily prepaid from time to time, together with the payment of the Exit Fee, if then payable, and any amounts due and payable pursuant to Section 14.1, on any Business Day in each case, in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount. All such prepayments shall be made, unless otherwise agreed by Agent upon not less than three (3) Business Days’ prior written notice given to Agent by 2:00 p.m. on

40 the date required (and Agent will promptly transmit such notice to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 5.2(e). (c) Mandatory Prepayments. In each case, within one (1) Business Day (or with respect to clause (vi) below, five (5) Business Days): (i) except as set forth in Section 5.2(d), following receipt by any Credit Party or any other Person of any Net Proceeds (Asset Dispositions), Credit Parties shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds (Asset Dispositions). (ii) following receipt by any Credit Party or any other Person of any Net Proceeds (Loss), Credit Parties shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Proceeds (Loss). (iii) following receipt by any Credit Party or any other Person of any Net Proceeds (Debt), Credit Parties shall prepay the Loans, in an amount equal to one hundred percent (100%) of the Net Proceeds (Debt). (iv) following receipt by any Credit Party or any other Person of any Net Proceeds (Equity), Credit Parties shall prepay the Loans, in an amount equal to one hundred percent (100%) of the Net Proceeds (Equity). (v) receipt by any Credit Party or any other Person of any Extraordinary Receipts, Credit Parties shall prepay the Loans in an amount equal to one hundred percent (100%) of such Extraordinary Receipts. (vi) an Over Line shall be immediately due and payable by Borrowers in an aggregate principal amount of the Over Line. (d) Repayment of Loans. (i) On the Stated Termination Date, Borrowers shall pay to Agent, for the account of all Lenders the aggregate outstanding principal amount of all Loans and all other Obligation (including the Exit Fee) as of the Stated Termination Date. (ii) On the date of KB Home Purchase Agreement Phase 2 Closing, and as a condition thereto, the applicable Credit Parties that receive the KB Home Purchase Agreement Phase 2 Closing Purchase Price shall pay to Agent, for the account of all Lenders an amount equal to (but not less than an amount equal to the sum of (i) $45,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon) the sum of (x) KB Home Purchase Agreement Phase 2 Closing Purchase Price less (y) costs, fees and expenses (including any management fees) incurred by the P2.09A Owner and/or P2.04A/P2.19 Owner in connection with KB Home Purchase Agreement Phase 2 Closing and any taxes payable or a reasonable reserve for taxes payable in connection therewith; provided that nothing herein shall be deemed to permit any Credit Party to accept a purchase price that is less than the KB Home Purchase Agreement Phase 2 Closing Purchase Price and the amount paid to Agent shall not be less than the sum of (i) $45,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon.

41 (iii) On the date of KB Home Purchase Agreement Phase 3 Closing, and as a condition thereto, the applicable Credit Parties that receive the KB Home Purchase Agreement Phase 3 Closing Purchase Price shall pay to Agent, for the account of all Lenders an amount equal to (but not less than an amount equal to the sum of (i) $35,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon) the sum of (x) KB Home Purchase Agreement Phase 3 Closing Purchase Price less (y) costs, fees and expenses (including any management fees) incurred by the P2.09A Owner and/or P2.04A/P2.19 Owner in connection with KB Home Purchase Agreement Phase 3 Closing and any taxes payable or a reasonable reserve for taxes payable in connection therewith; provided that nothing herein shall be deemed to permit any Credit Party to accept a purchase price that is less than the KB Home Purchase Agreement Phase 3 Closing Purchase Price and the amount paid to Agent shall not be less than the sum of (i) $35,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon. (e) Application of Payments. Each prepayment pursuant to clauses (a), (b), (c) and (d) of this Section 5.2 shall be applied to the Loans against the remaining principal of the Loans until paid in full. Each prepayment made pursuant to clauses (a), (b), (c) and (d) of this Section 5.2 shall be irrevocable and shall be accompanied by the payment of (i) accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment, (ii) the Exit Fee, (iii) any amounts payable under Section 14.1 in connection with such prepayment of the Loans, and (iv) if such prepayment would reduce the outstanding principal amount of the Loans to $0, all fees and other amounts (including any unpaid Exit Fee) which have accrued or otherwise become payable as of such date. 5.3 Payment of Other Obligations. Obligations other than the Loans shall be paid by Borrowers as provided in the Loan Documents or, if no payment date is specified, promptly following written demand therefor. 5.4 Post-Default Allocation of Payments. (a) Allocation. Notwithstanding anything herein or in any other Loan Document to the contrary, during an Event of Default, if so directed by the Required Lenders or at Agent’s discretion, monies to be applied to the Obligations, whether arising from payments by Obligors, realization on Collateral (including from the Interest Reserve Account (and any Interest Reserve Holdback Amount then in Agent’s possession)), by exercise of setoff, or otherwise, shall be allocated as follows: (i) first, to (A) all fees (other than any Exit Fee), including fees payable pursuant to this Agreement, the Fee Letter or any other Loan Document, then owing, (B) all costs and expenses, including Extraordinary Expenses, reimbursable by Credit Parties, then owing, (C) all Protective Advances, and (D) all Indemnitee Obligations, (ii) second, to (A) all costs and expenses reimbursable by Credit Parties, and (B) all Indemnitee Obligations, to the extent owing to any Lender Indemnitees; (iii) third, to all Obligations constituting fees (including any Exit Fee) owing to any Lender, to the extent not already paid above; (iv) fourth, to all Obligations constituting interest owing to any Lender to the extent not already paid above;

42 (v) fifth, to all Loans; (vi) sixth, to all other Obligations, if and to the extent not already paid; and (vii) lastly, the balance, if any, after all of the Obligations have been Paid in Full, to Borrowers or as otherwise then required under Applicable Law. (b) Manner of Application. In respect of the waterfall of payment application set forth in Section 5.4(a) above, amounts shall be applied to each of the foregoing categories of Obligations in the order presented above within each category before being applied to the following category. Where applicable, all amounts to be applied to a given category will be applied on a pro rata basis among those entitled to payment in such category. (c) Secured Parties as Beneficiaries. The allocations set forth in this Section 5.4 are solely to determine the rights and priorities of the Secured Parties among themselves and may be changed by agreement among them at any time and from time to time without notice to, or the consent of, any Credit Party. No Credit Party is entitled to any benefit under this Section 5.4 or has any standing to enforce this Section 5.4. (d) Application of Payments; Erroneous Application. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment in respect of the Obligations and, after the occurrence and during the continuance of an Event of Default, or even in the absence of the existence of any Event of Default to the extent necessary to correct any manifest error, any and all proceeds of Collateral, to any portion of the Obligations (including the Exit Fee). Agent shall not be liable for any application of amounts made by it pursuant to this Section 5.4 if made in Good Faith (including, without limitation, with respect to negligent application or application subject to strict liability) and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount ought to have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Secured Party, then such Secured Party, by accepting the benefits of this Agreement, agrees to return it). 5.5 Sharing of Payments. If any Lender shall, by exercising any claim, counterclaim, right of setoff (including any permitted under Section 16.6), charge back, discount, defense, qualification, or exception or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligations greater than its Pro Rata Share thereof as provided herein, then, the Lender receiving such greater proportion shall (a) notify Agent of such fact and (b) purchase (for cash at face value) participations in the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable (as determined by Agent), so that the benefit of all such payments shall be shared by the Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, based on their respective Pro Rata Shares thereof; provided, however, that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by a Credit Party pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any Transferee; and (iii) no Lender or Participant may exercise any right of setoff except as provided in Section 16.6.

43 5.6 Nature and Extent of each Borrower’s Liability. (a) Joint and Several Liability; Guarantee. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally Guarantees to Agent, each Lender and each other Secured Party the prompt payment and performance of, all Obligations and all agreements under the Loan Documents. Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each of the other Borrowers to accept joint and several liability for the payment and performance of the Obligations, not merely as a surety but also as a co-debtor, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower and all Borrowers without preferences or distinctions between or among them. Each Borrower agrees that its Guarantee obligations hereunder with respect to the Obligations of each other Borrower constitute a continuing Guarantee of payment and not of collection, that such obligations shall not be discharged until Payment in Full of the Obligations, and that such obligations are absolute and unconditional, irrespective of (i) the genuineness, validity, regularity, enforceability, subordination, or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument, or agreement to which any Credit Party is or may become a party or be bound; (ii) the absence of any action by Agent, each Lender or any other Secured Party to enforce this Agreement (including this Section 5.6) or any other Loan Document, or any waiver, consent, or indulgence of any kind given by Agent, any Lender or any Secured Party with respect thereto; (iii) the existence, value, or condition of, or failure to perfect a Lien, or to preserve rights against, any security or Guarantee for the Obligations or any action, or the absence of any action, by Agent or any Lender in respect thereof (including the release of any security or Guarantee); (iv) the insolvency of any Credit Party or Subsidiary; (v) any election by Agent, any Lender or any other Secured Party in an Insolvency Proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing of Debt or grant of a Lien by any other Credit Party, whether as debtor- in-possession under Section 364 of the Bankruptcy Code or otherwise; (vii) the disallowance of any claims of Agent, any Lender or any other Secured Party as against any Credit Party for the repayment of any Obligations whether under Section 502 of the Bankruptcy Code or otherwise; (viii) any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding in respect of any Credit Party; or (ix) any other action, event, circumstance or condition that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Payment in Full of all Obligations. (b) Waivers. (i) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel Agent, any Lender or any other Secured Party to marshal assets or to proceed against any Credit Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor, or accommodation co-obligor other than Payment in Full of all Obligations. It is agreed among each Borrower, Agent and the Lenders that the provisions of this Section 5.6 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Agent and the Lenders would decline to make the Loans. Each Borrower acknowledges that its Guarantee pursuant to this

44 Section 5.6 is necessary to the conduct and promotion of its business and can be expected to benefit such business. (ii) Agent, the Lenders and any other Secured Parties may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral by judicial foreclosure or non-judicial sale or enforcement, without affecting any rights and remedies under this Section 5.6. If, in taking any action in connection with the exercise of any rights or remedies, Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Credit Party or other Person, whether because of any Applicable Law pertaining to “election of remedies” or otherwise, each Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Credit Party might otherwise have had. Each of Borrowers waives, to the fullest extent permitted by Applicable Law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. Any payment by any Borrower or other circumstance that operates to toll any statute of limitations as to any Borrower shall operate to toll the statute of limitations as to each of the other Borrowers. Any election of remedies that results in denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Credit Party shall not impair any Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as non-judicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Borrower, any Credit Party or any other Person. Agent may bid all or a portion of the Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations Guaranteed under this Section 5.6, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which Agent, any Lender or any other Secured Party might otherwise be entitled but for such bidding at any such sale. (c) Extent of Liability; Contribution. Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section 5.6 shall be limited to the greater of (A) all amounts for which such Borrower is primarily liable, as described below, and (B) such Borrower’s Allocable Amount (as defined below). (i) If any Borrower makes a payment under this Section 5.6 of any Obligations, other than amounts for which such Borrower is primarily liable (a “Borrower Guarantee Payment”) that, taking into account all other Borrower Guarantee Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Borrower Guarantee Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then, such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately before such Borrower Guarantee Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 5.6 without

45 rendering such payment voidable under Section 548 of the Bankruptcy Code or under any other applicable Debtor Relief Law. (ii) Nothing contained in this Section 5.6 shall limit the liability of any Borrower to pay the Loans made directly or indirectly to that Borrower (including the Loans advanced to any other Borrower and then remade or otherwise transferred to, or for the benefit of, such Borrower), and all accrued interest, fees, expenses, and other related Obligations (including, the Exit Fee) with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. (d) Joint Enterprise. Each Borrower has requested that Agent and the Lenders make this credit facility available to Borrowers on a combined basis, to finance Borrowers’ business most efficiently and economically. Borrowers’ business is a mutual and collective enterprise, and Borrowers believe that consolidation of their credit facilities will enhance the borrowing power of each Borrower and ease the administration of their relationship with credit providers (including Agent and the Lenders), all to the mutual advantage of Borrowers. Borrowers acknowledge and agree that Agent and the Lenders’ willingness to extend credit to Borrowers and to administer the Collateral on a combined basis, as set forth herein, is done solely as an accommodation to Borrowers and at Borrowers’ request. (e) Subordination. Each Borrower hereby subordinates any claims, including any rights at law or in equity, to payment, subrogation, reimbursement, exoneration, contribution, indemnification, or set off, that it may have at any time against any other Credit Party, howsoever arising, to Payment in Full of all Obligations (including, the Exit Fee). (f) Inquiry. Each Borrower represents and warrants to Agent and the Lenders that such Borrower is currently informed of the financial condition of the other Borrowers and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and the Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants to Agent and the Lenders that such Borrower will continue to keep informed of the other Borrowers' financial condition and of all other circumstances that bear upon the risk of nonpayment or non- performance of the Obligations. (g) Subrogation Generally. Notwithstanding any term of this Agreement or of any Loan Document that may be to the contrary, each Borrower further hereby agrees that it will not enforce any of its rights that arise from the existence, payment, performance or enforcement of the provisions of this Section 5.6, including any rights of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any Lender against any Borrower, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until such time as all of the Obligations (including, the Exit Fee) have been Paid in Full. Any claim that any Borrower may have against any other Borrower or another Credit Party with respect to any payments to Agent or any Lender hereunder or under any of the Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior Payment in Full of the Obligations (including, the Exit Fee) and, in the event of any insolvency, bankruptcy, receivership, liquidation,

46 reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its Debts or its Properties, whether voluntary or involuntary, all such Obligations (including, the Exit Fee) shall be Paid in Full before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower in regard thereto. If any such amount shall be paid to any Borrower in violation of the immediately preceding sentence, such amount shall be held in trust by such Borrower for the benefit of Agent and the Lenders, and shall promptly be paid to Agent to be credited and applied to the Obligations (including, the Exit Fee) and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Obligations or other amounts payable under this Agreement thereafter arising. Notwithstanding anything to the contrary contained in this Agreement, no Borrower may exercise any such rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (a “Foreclosed Borrower”), including after Payment in Full of the Obligations, if all or any portion of the Obligations (including, the Exit Fee) have been satisfied in connection with an exercise of remedies in respect of the Equity Interests or Real Estate of such Foreclosed Borrower, whether pursuant to this Agreement or otherwise. SECTION 6 CONDITIONS PRECEDENT 6.1 Conditions Precedent to Closing Date. In addition to any other conditions precedent set forth in this Agreement or any other Loan Document, neither Agent nor any Lender shall be required to fund the Loans, or otherwise make any extension of credit or financial accommodation to or for the benefit or account of any Borrower hereunder until the date that each of the following conditions precedent has been satisfied (as determined by Agent) or waived in accordance with the terms of this Agreement: (a) Loan Documents. Notes shall have been executed by Borrowers and delivered to each Lender that, before the Closing Date, has requested the issuance of a Note. This Agreement and each other Loan Document to be delivered on the Closing Date shall have been duly executed and delivered to Agent by each of the signatories hereto and thereto, and each Borrower and each Guarantor shall be in compliance with all terms hereof and thereof. (b) Evidence of Filings; Lien Searches. Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral and UCC, Lien, Intellectual Property and all other searches and other evidence satisfactory to Agent that such Liens are the only Liens upon the Collateral (other than Permitted Liens). (c) Blocked Account. Agent shall have received duly executed Article 9 Control Agreement and related agreements with respect to each Blocked Account (including the Interest Reserve Account (or subject to Section 2.2, there shall be an Interest Reserve Holdback Amount with Agent). (d) Closing Certificate. Agent shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Responsible Officer of each Credit Party certifying that, after giving effect to the Loans and the other transactions contemplated herein occurring on the Closing Date, among other things, (A) all consents, approvals, authorizations, registrations, or filings required to be made or obtained by Borrowers and

47 the other Credit Parties, if any, in connection with this Agreement and the other Loan Documents and the transactions contemplated herein and therein have been obtained and are in full force and effect, (B) no investigation or inquiry by any Governmental Authority regarding this Agreement and the other Loan Documents and the transactions contemplated herein and therein is ongoing, (C) Credit Parties, taken as a whole, are Solvent after giving effect to the transactions contemplated hereby and the incurrence of all Debt (including Obligations) thereto and (D) the conditions set forth in Section 6.1 (j), (n), (o), (q), (r), (t) and (u), in each case, have been met as of the Closing Date. (e) Officer’s Certificates. Agent shall have received a certificate of the corporate (company) secretary (or another Responsible Officer) of each Credit Party, certifying (i) that attached copies of such Credit Party’s Organizational Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted by the appropriate Governing Body, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to the credit facility contemplated in this Agreement and the other Loan Documents; and (iii) to the title, name, and signature of each Person authorized to sign the Loan Documents on behalf of such Credit Party. Agent may conclusively rely on each such certificate until it is otherwise notified by the applicable Credit Party in writing. (f) Organizational Documents; Good Standing Certificates. Agent shall have received copies of the Organizational Documents of each Credit Party, certified currently (if requested by Agent) by the Secretary of State or other appropriate official of such Credit Party’s jurisdiction of organization. Agent shall have received good standing certificates for each Credit Party issued by the Secretary of State or other appropriate official of such Credit Party’s jurisdiction of organization and, if requested by Agent, each jurisdiction where such Credit Party’s business activities or ownership of Property necessitates qualification. If requested by Agent and to the extent available, Agent shall have received a certificate indicating payment of all corporate or other franchise taxes certified by the appropriate taxing Governmental Authority. (g) Opinions of Counsel. Agent shall have received a written opinion (which shall cover, among other things, authority, legality, validity, execution and delivery, binding effect, enforceability, no conflict, violation, or breach of Organizational Documents, Applicable Law, or material agreements, and creation and perfection of Liens) of counsel to the Credit Parties, as well as any local counsel to Credit Parties or Agent, in form and substance satisfactory to Agent. (h) Insurance. Agent shall have received copies of policies and certificates of insurance for the insurance policies carried by Credit Parties, all of which shall be in compliance with Section 8.3 and any other provisions of the Loan Documents relevant thereto, together, subject to Section 8.16, with such lender’s loss payable and additional insured endorsements showing Agent as agent for the Secured Parties, each of which shall be in form and substance satisfactory to Agent. (i) Due Diligence. Agent shall have completed its business, financial and legal due diligence of Credit Parties required to be completed prior to the Closing Date, and the results, form, and substance of each of the foregoing items shall be reasonably satisfactory to Agent.

48 (j) Material Adverse Effect. No event or circumstance that, taken alone or in conjunction with other events or circumstances has had, or could be reasonably expected to have, a Material Adverse Effect. (k) Debt and Capital Structure. Agent shall be satisfied with the Credit Parties’ Debt and capital structure. (l) Payment of Fees. Borrowers shall have paid all fees and expenses to be paid to Agent and Lenders on the Closing Date (including pursuant to any Fee Letter) or Agent shall be satisfied with all arrangements made to pay such fees and expenses on the Closing Date with the proceeds of Loans to be made on the Closing Date. (m) Governmental and Third Party Consents. Agent shall have received certified or executed (as applicable) copies all governmental and shareholder, that it has requested in connection with the transactions contemplated hereby and, to the extent applicable, all waiting periods relating thereto shall have expired and no investigation or inquiry by any Governmental Authority regarding this Agreement or any other Loan Document or any transaction contemplated herein shall be ongoing. (n) LTV Financial Covenant. The Borrowers shall be in compliance with the LTV Financial Covenant. (o) No Litigation. There shall be no Adverse Proceeding in which any Credit Party or any Subsidiary is a party defendant that would constitute an Event of Default under Section 11.1(d) due to a breach of the representation in Section 7.15 or that Agent determines would reasonably be expected to have a Material Adverse Effect. (p) Notice of Borrowing; Payment Authorization. Agent shall have received a Notice of Borrowing for the Loans requested to be made on the Closing Date, together with complete payment authorizations (including the amount thereof) with respect to the disposition of the proceeds of the Loans on the Closing Date. (q) PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, including, without limitation, a Beneficial Ownership Certification in relation to each Credit Party and any other Obligor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. (r) Mortgages. On the Closing Date, the applicable Credit Party will deliver to Agent a Mortgage with respect to all of its Mortgaged Properties (except for the Mortgaged Property that is subject to the Performance Deed of Trust), together with (as applicable): (i) evidence that counterparts of such Mortgage have been duly executed, acknowledged and delivered and are in a form suitable for filing or recording in all filing or recording offices that Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on such Mortgaged Property in favor of Agent for the benefit of the Secured Parties and that all filing and recording Taxes and fees have been paid or are otherwise provided in a manner reasonably satisfactory to Agent;

49 (ii) a Mortgage Policy or signed commitments in respect thereof together with such affidavits, certificates, and instruments and indemnification (including a so-called “gap indemnification”) as shall be required to induce the title insurance company to issue such Mortgage Policy and endorsements reasonably required by Agent and evidence of payment of title insurance premiums and expenses and all recording, mortgage, transfer and stamp Taxes and fees payable in connection with recording the Mortgage and issuing the Mortgage Policy; (iii) a customary opinion of local counsel for such Credit Party in the state or jurisdiction in which each such parcel of Mortgaged Property is located, with respect to the enforceability of the Mortgage and any related fixture filings and such other matters as are customary and as Agent may reasonably request and, where the applicable Credit Party granting the Mortgage on said Mortgaged Property is organized in such jurisdiction, and opinion regarding the due authorization, execution and delivery of such Mortgage; (iv) if available, an ALTA survey in respect of each such parcel of Mortgaged Property (or existing survey or similar documentation together with a no change affidavit of such Mortgaged Property) certified to Agent in form reasonably satisfactory to Agent and otherwise sufficient for the title insurance company to remove the standard survey exception form the Mortgage Policy and issue survey related endorsements thereto (if reasonably requested by Agent); (v) to the extent an appraisal is required under the FIRREA, an appraisal complying with FIRREA; and (vi) if available, a completed standard “life of loan” federal Emergency Management Agency Standard Flood Hazard Determination indicating whether any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency (or any successor agency) to be located in a special flood hazard area, and evidence of such flood insurance as may be required under applicable law. (s) Agent shall have received an estoppel certificate from the Ground Lease Landlord with respect to the Ground Lease, confirming the nonexistence of any default thereunder and certain other information with respect to such lease, each of the foregoing in form and substance reasonably satisfactory to Agent and the Lenders. In the event that Agent has determined that a recorded memorandum of lease or an amendment of lease is necessary or appropriate in order to make any Mortgaged Property mortgageable, or to grant the leasehold lender customary lender protections, then Agent shall have received evidence of such recordation or a copy of such fully executed and binding lease amendment. (t) Agent shall have received collateral assignment for security of all economic rights of P2.09A Owner and P.204A/P2.19 Owner with respect to the KB Home Purchase Agreement. (u) No Default. No Default or Event of Default shall exist at the time of, or result from, such funding, issuance, or grant. (v) Accuracy of Representations and Warranties. The representations and warranties of each Credit Party in this Agreement and the other Loan Documents shall be true and correct in all material respects on the date of, and after giving effect to, such funding, issuance, or grant (provided that any representation or warranty that is qualified as

50 to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except for those representations and warranties that expressly relate to an earlier date, in which case, they shall have been true and correct in all material respects as of such date. (w) BVI Discharged Debt. BVI Discharged Debt shall have been paid in full in cash and all Liens and security interest granted in respect thereof (including any of the Collateral) shall have been terminated. SECTION 7 REPRESENTATIONS AND WARRANTIES To induce Agent, the Lenders and each other Secured Party, as applicable, to enter into this Agreement, provide their respective Loan Commitments, make the Loans and permit them to remain outstanding, and make any other extension of credit or financial accommodation hereunder or under the other Loan Documents, each Credit Party makes the following representations and warranties, all of which shall survive the execution and delivery of this Agreement and the other Loan Documents, and each of which shall be deemed made as of the Closing Date or the making of any other extension of credit or financial accommodation hereunder or under the other Loan Documents: 7.1 Organization and Qualification. Each Credit Party and each of their respective Subsidiaries (i) is a corporation, limited liability company, or limited partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, organization, or formation, (ii) has all requisite power and authority to own and operate its Properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is duly qualified, authorized to do business, and is in good standing in each jurisdiction where failure to be so qualified, authorized or in good standing would reasonably be expected to have a Material Adverse Effect. 7.2 Power and Authority. Each Credit Party and each Subsidiary is duly authorized to execute, deliver, and perform its Obligations under each of the Loan Documents to which it is a party. Each Credit Party’s and Subsidiary’s execution, delivery, and performance of each of the Loan Documents to which it is a party have been duly authorized by all necessary corporate, company or partnership action. The execution, delivery and performance by the Credit Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and will not (a) violate (i) any provision of any Applicable Law relating to any Credit Party, (ii) in any material respect any of the Organizational Documents of any Credit Party, (iii) any order, judgment or decree of any Governmental Authority binding on any Credit Party (or its Property), or (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Material Contract of any Credit Party except, in the case of clauses (a)(i) and (a)(iii), as would not reasonably be expected to have a Material Adverse Effect; (b) result in or require the creation or imposition of any Lien upon any of the Properties of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Agent for the benefit of the holders of the Obligations) whether now owned or hereafter acquired; or (c) require any approval of stockholders, members or partners of any Credit Party that has not been obtained or any approval or consent of any Person under any Material Contract of any Credit Party. The execution, delivery and performance by the Credit Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents applicable thereto do not and will not require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings and recordings with

51 respect to the Collateral to be made, or otherwise delivered to Agent for filing and/or recordation, as of the Closing Date and other filings, recordings or consents that have been obtained or made, as applicable. 7.3 Enforceability. Each Loan Document has been duly executed and delivered by each Credit Party that is a party thereto and constitutes a legal, valid, and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as enforceability may be limited by any Debtor Relief Law or by general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity). 7.4 Capital Structure. Schedule 7.4 sets forth as of the Closing Date, for each Credit Party and each of its Subsidiaries: (a) such Person’s true and correct legal name; (b) such Person’s jurisdiction of incorporation, organization, or formation, as applicable; (c) such Person’s authorized, issued and outstanding Equity Interests; (d) the number, type or class, and holders, of such Person’s issued and outstanding Equity Interests, together with the number and percentage of Equity Interests held by each such holder and whether such Equity Interests constitute Voting Equity Interests or otherwise; and (e) all agreements binding on any such holders with respect to their interests or rights in and to such Equity Interests. Each Credit Party and each Subsidiary has good title to its Equity Interests in its Subsidiaries, free and clear of all Liens other than Permitted Liens, and all Equity Interests of the Subsidiaries of the Credit Parties are duly issued, fully paid, and, to the extent applicable, non-assessable. Except as set forth on Schedule 7.4, as of the Closing Date, there are no outstanding purchase options, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights, or powers of attorney relating to Equity Interests of any Credit Party and each of its Subsidiaries. None of the Equity Interests issued by any Credit Party and each of its Subsidiaries has been issued in violation of the Exchange Act or the securities, “Blue Sky,” or any other Applicable Law of any applicable jurisdiction. 7.5 Title to Properties; Priority of Liens. (a) Each Credit Party (or its Subsidiaries) has title to (or valid leasehold interests in) all of its Property, including the Mortgaged Property, free and clear of all Liens other than Permitted Liens. Each Credit Party (or its Subsidiaries) has paid and discharged all claims that, if unpaid, could become a Lien (other than a Permitted Lien) on its Properties. Agent’s Liens in the Collateral are duly perfected and constitute first-priority Liens, subject only to Permitted Liens. (b) Each Credit Party (or its Subsidiaries) has title in fee simple to (or valid leasehold interests in) all Real Estate reasonably necessary or used in the ordinary conduct of its business. 7.6 Licenses and Permits. Each Credit Party and each of their respective Subsidiaries has obtained and holds in full force and effect, all material franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way, and other rights and approvals that are necessary for the operation of its business, in all material respects, as presently conducted and as proposed to be conducted. Neither any Credit Party nor any of its Subsidiaries is in material violation of the terms of any such franchises, licenses (including the Liquor License), leases, permits, certificates, authorizations, qualifications, easements, rights of way, or right or approval. 7.7 Real Estate. (a) All Real Estate leased (or subleased) by a Credit Party or any of its Subsidiaries as of the Closing Date, together with the name of the lessor (and, as applicable,

52 sub-lessor) of such Real Estate, the term thereof, and the annual rents payable thereunder, are set forth in Schedule 7.7(a). (b) The leases (and subleases) of each Credit Party and each of its Subsidiaries are valid, enforceable, and in full force and effect. (c) No Credit Party or any of its Subsidiaries has made any pledge, mortgage, assignment, or sublease of any of its rights under such leases (or subleases) and, to each Credit Party’s knowledge, there is no default or condition that, with the passage of time or the giving of notice, or both, would constitute a default on the part of a Credit Party or Subsidiary under such leases (or subleases) that would reasonably be expected to have a Material Adverse Effect. (d) All Real Estate owned by each Credit Party or a Subsidiary of a Credit Party as of the Closing Date is set forth in Schedule 7.7(d). As of the Closing Date, no Credit Party or any of its Subsidiaries owns, leases, or uses any Real Estate other than as set forth on Schedule 7.7(a) and Schedule 7.7(d). (e) Each Credit Party and each of its Subsidiaries owns fee simple title to all of its owned Real Estate, if any, and none of its respective owned Real Estate is subject to any Liens, except Permitted Liens. The Borrowers have delivered to Agent true, complete and correct copies in all material respects of (a) the Ground Lease, (b) the KB Home Purchase Agreement and (c) any other lease, sublease, license or other agreement (whether as landlord, sublandlord, tenant or subtenant) of Real Property entered into by a Borrower or any Affiliate of Borrower. (f) As of the Closing Date, other than as set forth on Schedule 7.7(f), no Credit Party or any of its Subsidiaries owns or holds, or is obligated under or a party to, any option, right of first refusal, or any other contractual right to purchase, acquire, sell, assign, or dispose of any Real Estate owned or leased (or subleased) by it. (g) As of the Closing Date, no Credit Party nor any of its Subsidiaries has received written notice of any pending or contemplated condemnation or expropriation proceeding affecting any of the Real Estate. 7.8 Casualties; Taking of Properties; etc. Neither the business nor the Properties of any Credit Party or any of its Subsidiaries has been affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces, or acts of God, or of any public enemy, that, individually or collectively, would reasonably be expected to have a Material Adverse Effect. 7.9 Deposit Accounts; Securities Accounts; Commodity Accounts. No Credit Party or any of its respective Subsidiaries has, or otherwise maintains, any Deposit Accounts, Securities Accounts or Commodity Accounts, except for those listed in Schedule 7.9. 7.10 Taxes. Except to the extent that a failure to do so could not, individually or in the aggregate, reasonably be expected to result in a liability the Credit Parties or Subsidiaries exceeding $100,000, each of each Credit Party and each of its Subsidiaries has (a) filed all Federal, state, and local tax returns and other reports with respect to Taxes that it is required by Applicable Law to file, and all such tax returns that have been filed with the applicable taxing authority or provided to Agent or any Lender in connection with

53 this Agreement are true, complete, and correct in all material respects and (b) has paid, or made provision for the payment of, all Taxes imposed, levied, or assessed upon it, its income, and its Properties that are due and payable (except to the extent such Taxes are being Properly Contested). Each Credit Party and each of its Subsidiaries has adequately provided in its books and records for all Taxes for all years not closed by applicable statutes and for its current Fiscal Year. No Credit Party or any of its Subsidiaries is subject to any Federal, state, or local tax Liens that are not Permitted Liens, and no Credit Party or any of its Subsidiaries has received any notice of deficiency or other official notice to pay any delinquent Taxes in an amount exceeding $100,000 (except to the extent such Taxes are being Properly Contested). There is no proposed tax assessment against any Credit Party or any of its Subsidiaries that could, if made, reasonably be expected to have a Material Adverse Effect. 7.11 Insurance. The Properties of the Credit Parties and their Subsidiaries are insured with financially sound and licensed insurance companies not Affiliates of such Persons, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the applicable Credit Party or the applicable Subsidiary operates, and otherwise in compliance in all respects with Section 8.3. The insurance coverage of the Credit Parties and their Subsidiaries as in effect on the Closing Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 7.11. 7.12 Solvent; Fraudulent Transfer. The Credit Parties and their Subsidiaries, taken as a whole, are Solvent and, after consummation of the transactions contemplated to occur under this Agreement and the other Loan Documents, will be Solvent. No transfer of Property is being made and no obligation is being incurred by any Credit Party or any of their respective Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Credit Party or any of its Subsidiaries. 7.13 Litigation. (i) as of the Closing Date, there are no Commercial Tort Claims existing in favor of any Credit Party, and (ii) there are no Adverse Proceedings pending or, to any Credit Party’s knowledge, threatened against any Credit Party or any of their respective Subsidiaries, or any of their respective businesses, operations, or Properties (including Mortgaged Properties) that (a) relate to this Agreement or any other Loan Document or transactions contemplated herein or therein or (b) would reasonably be expected to have a Material Adverse Effect. No Credit Party or any of its Subsidiaries is in default with respect to any order, injunction, or judgment of any Governmental Authority, excepting therefrom any that would not reasonably be expected to have a Material Adverse Effect. 7.14 Restrictive Agreements. As of the Closing Date, no Credit Party or Subsidiary is a party or subject to any Restrictive Agreement, except as may be set forth in Schedule 7.14. 7.15 Surety Obligations. Except to the extent expressly permitted herein or in the other Loan Documents, none of any Credit Party or any of its Subsidiaries has any actual or contingent liability in its capacity as a surety or indemnitor under any bond or other contract that assures any other Person’s payment or performance of any obligation. 7.16 Governmental Approvals. Each Credit Party and each of its Subsidiaries has, is in compliance with, and is in good standing with respect to, all Governmental Approvals necessary to conduct its business and to own, lease, and operate its businesses and Properties, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Credit Parties and their respective Subsidiaries have complied with all foreign and domestic laws with respect to the shipment and importation of their Goods and other Collateral, except where noncompliance would not reasonably be expected to have a Material Adverse Effect.

54 7.17 Brokers. No brokerage commissions, finder’s fees, investment banking fees, or similar fees, commissions, or charges are payable or will become payable under any circumstances in connection with any transactions contemplated by this Agreement or the other Loan Documents, excepting therefrom any payable to Agent, any Lender or any Affiliate thereof. 7.18 Compliance with Laws. Each Credit Party and each of their respective Subsidiaries are in compliance with (a) all Anti-Terrorism Laws and all Anti-Corruption Laws; and (b) except such non-compliance with such other Applicable Law that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, all other Applicable Law not described in clause (a) above. Each Credit Party and each of their respective Subsidiaries has complied, and its Properties and business operations are in compliance, with all Applicable Law, except where any failure to so comply would reasonably be expected to have a Material Adverse Effect. No Governmental Authority has issued or, to the Credit Parties’ knowledge, threatened to issue to any Credit Party or any of their respective Subsidiaries any citation, notice, or order asserting or alleging any material non-compliance with, or material violation of, any Applicable Law. 7.19 ERISA. No Credit Party or any of its respective Subsidiaries is party to any Plan existing as of the Closing Date. No Credit Party, nor any of its Subsidiaries, is (and will not be) a Plan. 7.20 Environmental Matters. Except as could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect: (a) Each Credit Party and each of its Subsidiaries is, and has been for the last two (2) years, in compliance in all material respects with all applicable Environmental Laws, including compliance with all permits or other authorizations issued to them by Governmental Authorities under Environmental Laws (“Permits”). Each Credit Party and Subsidiary has filed timely and complete renewal or new applications for all Permits as needed to ensure the continued applicability of such permits or to obtain necessary future permits and there is no proceeding pending that might directly and adversely affect the validity of any current or proposed Permit. (b) No Environmental Release has occurred as a result of any Credit Party or any of its Subsidiaries past or present operations, and neither any Credit Party nor any of its Subsidiaries past or present operations, Real Estate, or other Properties are the subject of any investigation by or at the behest of any Governmental Authority to determine whether any remedial action is needed to address any Hazardous Materials. Neither any Credit Party nor any of its Subsidiaries has any liability, contingent or otherwise, with respect to any Environmental Release or any Hazardous Materials with respect to any Real Estate now or previously owned or operated by it or with respect to any other Real Estate at which any of any Credit Party or any of its Subsidiaries may otherwise be liable for Environmental Releases or Hazardous Materials. Neither any Credit Party nor any of its Subsidiaries has generated, managed, stored, or disposed of any Hazardous Materials in or on any portion of its Real Estate or transferred any Hazardous Materials to or from any such Property to or from any other location, in any event, in violation of Environmental Laws. (c) Neither any Credit Party nor any of its Subsidiaries has given or received any Environmental Notice. (d) No Mortgaged Property is subject to any Lien imposed by or arising under Environmental Law, and there is no proceeding pending or, to any Credit Party’s or Subsidiary’s knowledge, threatened for imposition of such Lien.

55 (e) Neither any Credit Party nor any of its Subsidiaries, and no Real Estate, is the subject of any outstanding order, consent decree or settlement agreement relating to any Environmental Law, Permit or Environmental Release. 7.21 Regulated Entity. (a) Investment Company Act. Neither any Credit Party or nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940. Neither any Credit Party nor any of its Subsidiaries is an “investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company,” as such terms are defined in the Investment Company Act of 1940. (b) Enemy Act. Neither any Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. To its knowledge, neither any Credit Party or any of its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or, to the extent applicable, (c) the PATRIOT Act. Neither any Credit Party nor any of its Subsidiaries (i) is a Sanctioned Person or (ii) to its knowledge, engages in any dealings or transactions, or is otherwise associated, with any Sanctioned Person in violation of applicable Sanctions. (c) OFAC. Each of Each Credit Party and each of its Subsidiaries is, and, to their knowledge, their respective directors, officers, and employees, are in compliance with applicable Sanctions and are not engaged in any activity that could reasonably be expected to result in any Credit Party or Subsidiary being designated as a Sanctioned Person. None of the Credit Parties, their respective Subsidiaries and their respective Affiliates acting in connection with the Loans is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC and/or the Department of State that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. (d) Sanctions. Neither any Credit Party nor any of its Subsidiaries or, to the knowledge of each of Each Credit Party and its Subsidiaries, any of their respective directors, officers, employees or Affiliates acting in connection with the Loans (i) is a Sanctioned Person, (ii) has any of its assets located in a Sanctioned Jurisdiction, except to the extent permitted by OFAC or other relevant Sanctions authority, or (iii) derives any of its operating income from investments in, or transactions with Sanctioned Persons in violation of applicable Sanctions. The proceeds of the Loans or other transaction contemplated by this Agreement or any other Loan Document have not been used (x) in violation of any Sanctions, (y) to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Jurisdiction in violation of applicable Sanctions or (z) in any other manner that results in a violation of Sanctions by any Person participating in the Loans (including Agent, the Lenders or any other Person making, issuing or participating in the Loans, other credit extensions or other transactions whether as an underwriter, advisor, investor or otherwise). (e) Anti-Corruption Laws. Each Credit Party and its Subsidiaries and, to the knowledge of each of Each Credit Party and its Subsidiaries, each of their respective

56 directors, officers, employees and Affiliates acting in connection with the Loans, is in compliance with Anti-Corruption Laws. No Credit Parties or its Subsidiaries is making a payment, offering, or promise to pay, or authorizing the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or any of its Subsidiaries or to any other Person, in violation of any Anti-Corruption Law. No part of the proceeds of the Loans, other credit extension or other transaction contemplated by this Agreement or any other Loan Document will violate any receipt or use restrictions in any Anti-Corruption Laws. (f) PATRIOT Act. To the extent applicable, Each Credit Party and its Subsidiaries are in compliance with the PATRIOT Act. Without limitation of the foregoing, all information set forth in each Beneficial Ownership Certification is true and correct in all respects as of the date hereof, except only as to which Agent has received notice pursuant to Section 8.6(n)(iv)(H). (g) Margin Stock. Neither any Credit Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock; no part of the proceeds of any credit extension made to such Credit Party will be used (i) to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time or (ii) to finance or refinance any (A) commercial paper issued by such Credit Party or (B) any other Debt, except for Debt that such Credit Party incurred for general corporate or working capital purposes, if and to the extent that the financing (and refinancing) thereof are expressly permitted herein. 7.22 Labor Relations and Related Matters. (a) Collective Bargaining Agreement. As of the Closing Date, neither any Credit Party nor any of its Subsidiaries is party to or bound by any collective bargaining agreement. No Credit Party or any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any of its Subsidiaries, or to the knowledge of each Credit Party, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Credit Party or any of its Subsidiaries or to the knowledge of each Credit Party, threatened against any of them, (b) no strike or work stoppage in existence or to the knowledge of each Credit Party, threatened that involves any Credit Party or any of its Subsidiaries, and (c) to the knowledge of each Credit Party, no union representation question existing with respect to the employees of any Credit Party or any of its Subsidiaries and, to the knowledge of each Credit Party, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as would not reasonably be expected to have a Material Adverse Effect.

57 (b) Fair Labor. No Goods have been or will be produced, and no services have been or will be rendered, by any Credit Party or any of its Subsidiaries in violation of any applicable labor laws or regulations (including any minimum wage or wage-and-hour laws and regulations), any collective bargaining or other labor agreement, or any other similar laws, regulations, or agreements, in each case, which violation would reasonably be expected to have a Material Adverse Effect. (c) WARN Act. As of the Closing Date, neither any Credit Party nor any of its Subsidiaries has, within the two (2) year period preceding the date of this Agreement, taken any action that would have constituted or resulted in a “plant closing” or “mass layoff” within the meaning of the Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable Federal, state, or local law or regulation, and no Credit Party has any reasonable expectation that any such action is or will be required at any time before the Stated Termination Date. 7.23 Relations with Vendors and Customers. There exists no actual or threatened termination, limitation, or modification of any business relationship between any Credit Party or any of its Subsidiaries and any customer or supplier, or any group of customers or suppliers, that would reasonably be expected to have a Material Adverse Effect. 7.24 Accuracy and Completeness of Information. To the knowledge of each Credit Party, none of the written information furnished to the Lenders by or on behalf of any Credit Party or any of its Subsidiaries for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to any Credit Party, in the case of any document not furnished by any of them) necessary in order to make the statements contained herein or therein not misleading in any material manner in light of the circumstances in which the same were made. There are no facts known to any Credit Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such written information furnished to the Lenders. 7.25 No Defaults. No Default or Event of Default exists. Except as would not reasonably be expected to have a Material Adverse Effect, (a) no Credit Party nor any of its Subsidiaries is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract and (b) no facts or circumstances exist that would permit any party to a Material Contract (other than a Credit Party or its Subsidiary) to terminate such Material Contract before its scheduled termination date. No event or circumstance that, taken alone or in conjunction with other events or circumstances has had, or could reasonably be expected to have, a Material Adverse Effect. 7.26 Senior Debt. The obligations of each Credit Party under this Agreement and any other Loan Documents to which it is party do rank and will rank senior in priority of payment with all other Debt of such Credit Party except Debt of such Credit Party to the extent secured by Permitted Liens entitled to priority over Agent’s Liens. SECTION 8 AFFIRMATIVE COVENANTS AND CONTINUING AGREEMENTS Until Payment in Full of the Obligations, each Credit Party shall, and shall cause each Covenant Party and each Subsidiary, as applicable, to:

8.1 Use of Proceeds. Use the proceeds of the Loans only (a) for general corporate and working capital purposes, (b) to repay BVI Discharged Debt, (c) to establish and fund the Interest Reserve Account (or to be held by Agent as Interest Reserve Holdback Amount), (d) to establish and fund an interest reserve for BVI Surviving Debt, which is estimated to be approximately $13,100,000, (e) to pay to Advisor an amount not to exceed $2,000,000 on account of the payment of interest on or about June 30, 2025 with respect to the BVI Surviving Debt and (f) to pay deferred management fees under the Advisory Agreement in an aggregate amount not to exceed $5,000,000 and transaction fees, costs and expenses related to the credit facilities with Lenders established pursuant to this Agreement and the other Loan Documents. Without limitation of the foregoing, no portion of the proceeds of the Loans shall be used, directly or indirectly, (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might constitute a “purpose credit” under Regulation U, or in any manner or for any other purpose that causes or might cause a violation of, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time or any other regulation thereof, or violation of the Exchange Act, (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (iii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Jurisdiction or, in any event, in violation of any applicable Sanctions. 8.2 Maintenance of Existence and Rights; Conduct of Business. (a) Legal Existence. Except as expressly permitted by Section 9.7, preserve and maintain its legal existence, authorities to transact business, rights, franchises, governmental licenses, and privileges in its jurisdiction of incorporation or organization; and (b) Qualification. Qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification or authorization, except where the failure to so qualify or maintain such qualification and authorization would not reasonably be expected to have a Material Adverse Effect. 8.3 Insurance. (a) Maintenance. Maintain insurance with financially sound and reputable insurance companies with an A.M. Best rating of at least “A+,” (unless otherwise approved by Agent) and otherwise satisfactory to Agent (a) with respect to the Properties and business of Credit Parties and their Subsidiaries, of such types (including public liability, Property insurance, comprehensive general liability or product liability), in such amounts, and with such coverages and deductibles as may be required by Applicable Law and as may be customary for companies similarly situated; (b) with respect to Collateral (wherever located, in storage or in transit in vehicles, vessels, or aircraft, including Goods evidenced by Documents, and without limiting the requirements of clause (a) above), covering casualty, hazard, theft, malicious mischief, flood, and other risks, from such insurers, in such amounts, with such coverages and deductibles, and with such endorsements (including for casualty insurance, evidence that Agent is named as “lender loss payee” thereon, and, in the case of liability insurance, evidence that Agent is named as an “additional insured” thereon) , in each case, in a form and manner satisfactory to Agent in its Permitted Discretion; and (c) business interruption insurance in an amount satisfactory to Agent, with 58

59 deductibles and with endorsements, in each case, satisfactory to Agent in its Permitted Discretion. Without limitation of the foregoing, if and to the extent that at any time any Real Estate constitutes Collateral, Agent first shall have requested and received executed flood hazard determinations and a flood zone certification (together with notice to Borrower Representative regarding such flood zone certification), and to the extent that any such Real estate is determined to be located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and that participates in the National Flood Insurance Program, Borrowers shall have provided Agent with evidence of flood insurance thereon, with such insurer, in such amount, with such coverages and deductibles, and with such endorsements (including evidence that Agent is named as “lender loss payee” or, if applicable, “mortgagee” thereon), together with such other documentation and coverages, each in compliance with the FDPA, all of which shall be satisfactory in form and substance to Agent in its Permitted Discretion (and for avoidance of any doubt, no Mortgage shall be executed, delivered or recorded in regard to such Real Estate unless and until the foregoing has been completed). (b) Summaries. At the request of Agent, but no more frequently than on an annual basis unless an Event of Default has occurred and is continuing, furnish to Agent summaries of all insurance policies (and, if requested by Agent from time to time, true and complete copies thereof) and evidence of insurance in the form of (i) the endorsements required under clause (c) below and (ii) an Acord Form 27 with respect to casualty and Property insurance and an Acord Form 25 with respect to liability insurance and (iii) such other forms as Agent may request. (c) Receipts. Unless Agent shall agree otherwise, to the extent applicable, each policy shall include endorsements satisfactory to Agent in its Permitted Discretion (i) showing Agent as a “lender loss payee” as its interests may appear with respect to Property and casualty insurance and “additional insured” with respect to liability insurance; (ii) requiring thirty (30) days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever; and (iii) specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of any Person, nor by the occupation of the premises for purposes more hazardous than are permitted by the insurance policy. If Credit Parties fail to provide and pay for any insurance, Agent may, at its option, but shall not be obligated to do so, procure the insurance and charge Credit Parties therefor. Each Credit Party agrees to deliver to Agent, promptly as received (but, in any event, within five (5) Business Days after receipt thereof), copies of all claims made to insurance companies. While no Default or Event of Default exists, Credit Parties may settle, adjust, or compromise any insurance claim so long as the Net Proceeds (Loss) are delivered to Agent for application to the Obligations, as and to the extent required by this Agreement. If a Default or Event of Default exists, only Agent shall be authorized to settle, adjust, and compromise such claims unless and except to the extent otherwise approved by Agent in its discretion from time to time. (d) Flood Insurance. With respect to each Mortgaged Property, (i) if, after the Closing Date, required by Agent in its reasonable discretion, obtain flood insurance in such total amount as Agent or the Required Lenders may from time to time reasonably require and in any event no less than the amount required by Flood Insurance Laws, if at any time the area in which any improvements located on any Mortgaged Property is designated a “flood hazard area” in any flood insurance rate map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the Flood Insurance Laws and (ii) deliver to Agent evidence of such compliance.

60 (e) Existing Insurance Approved. Agent has approved the existing insurance policies currently existing and maintained by the Credit Parties with respect to the Mortgaged Property and the continuing maintenance of such policies shall satisfy the requirements of this Section 8.3 so long as Agent is named as an additional insured and/or loss payee, as applicable, on each such policy. Notwithstanding the foregoing, Agent shall retain the right to require compliance with clauses (a) – (d) of this Section 8.3 in its reasonable discretion after the Closing Date taking into account any changed circumstances and/or conditions of any of the Mortgaged Properties. 8.4 Inspections; Appraisals. (a) Inspections; Appraisals. Permit Agent and its agents from time to time, subject to advance notice and during normal business hours (except when a Default or Event of Default exists, no advance notice shall be required and inspections and visits can be made at any time), to visit and inspect the Properties of any Credit Party or Subsidiary, inspect, audit, and make extracts from any Credit Party’s or Subsidiary’s books and records, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, Phase I Environmental Site Assessments or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, employees, agents, advisors and independent accountants (provided that an officer or other representative of the applicable Credit Party or Subsidiary shall be permitted to be present for any discussions with the independent accountants) or any of its other representatives such Person’s business, financial condition, assets, prospects, and results of operations provided, however, that, in the absence of any Default and Event of Default, the Borrowers shall not be required to pay the Agent for more than one such examination. In addition, the Credit Parties shall cooperate with Agent to engage an appraiser selected by or acceptable to Agent in order for Agent to receive Qualified Appraisals of each Mortgaged Property not later than October 15, 2025 and annually thereafter (on or before each 12-month anniversary of the delivery of the first such appraisal). Lenders may participate in any such visit or inspection at their own expense. Credit Parties shall cooperate with Agent and the Qualified Appraiser(s) in connection with the conducting of such appraisals. (b) Reimbursements. Reimburse Agent for all reasonable out-of-pocket charges, costs, and expenses of Agent and its agents in connection with (i) visits and examinations provided for in Section 8.4(a) or any other financial or Collateral matters as Agent deems appropriate, in each case, up to four (4) times per Loan Year (provided that if an Event of Default exists such limit shall not apply), and (ii) Qualified Appraisals of the Mortgaged Property each up to one (1) time per Loan Year provided that if an Event of Default exists such limit shall not apply). 8.5 Adequate Books and Records. Keep adequate records and books of account with respect to its business activities, in which proper entries are made in accordance with GAAP reflecting all financial transactions. 8.6 Financial and Other Information. Comply with the following: (a) Interim Quarterly Statements. (i) No later than forty-five (45) days after the end of each Fiscal Quarter, beginning with the first Fiscal Quarter ending September 30, 2025, Borrower

61 Representative shall deliver to Agent an unaudited Consolidated balance sheet of the Sponsor at the end of such period and a Consolidated income statement or operations and statement of cash flows and statement of stockholders’ equity (deficit) of the Sponsor for such period (and for the portion of the Fiscal Year ending with such period), together with all supporting schedules, fairly presenting in all material respects the Consolidated financial position and the results of the operations of the Sponsor as of the end of and through such period (and for the portion of the Fiscal Year ending with such period), in each case but beginning with the first Fiscal Quarter ending September 30, 2026, setting forth in comparative form the figures for the corresponding period or periods of the preceding Fiscal Year. (ii) No later than forty-five (45) days after the end of each Fiscal Quarter, beginning with the first Fiscal Quarter ending September 30, 2025, Borrower Representative shall deliver to Agent an unaudited Consolidated balance sheet of BVI at the end of such period and a Consolidated income statement or operations and statement of cash flows and statement of stockholders’ equity (deficit) of BVI for such period (and for the portion of the Fiscal Year ending with such period), together with all supporting schedules, fairly presenting in all material respects the Consolidated financial position and the results of the operations of BVI as of the end of and through such period (and for the portion of the Fiscal Year ending with such period), in each case but beginning with the first Fiscal Quarter ending September 30, 2026, setting forth in comparative form the figures for the corresponding period or periods of the preceding Fiscal Year. (b) Monthly LTV Financial Covenant Report. No later than fifteen (15) days after the end of each Fiscal Month, beginning with the first Fiscal Month ending July 31, 2025, Borrower Representative shall deliver to Agent a spreadsheet showing calculations of the LTV Financial Covenant, that must be of such detail as requested by Agent from time to time. (c) Annual Statements. (i) No later than one hundred and twenty (120) days after the end of each Fiscal Year, beginning with the Fiscal Year ending December 31, 2025, Borrower Representative shall deliver to Agent a detailed audited financial report of the Sponsor containing a Consolidated balance sheet at the end of such period and a Consolidated income statement or operations, statement of cash flows, and statement of stockholders’ equity (deficit) for such period, together with all footnotes, and a report containing management’s discussion and analysis of such financial statements for the Fiscal Year then ended, including the accompanying notes thereto, fairly presenting in all material respects the Consolidated financial position and the results of the operations of the Sponsor as of the end of and for such Fiscal Year, in each case but beginning with the first Fiscal Year ending December 31, 2026, setting forth in comparative form the figures for the corresponding period or periods of the preceding Fiscal Year, together with an unqualified audit opinion (but such opinion may contain a “going concern” or like qualifications that is due to (i) the impending maturity of any Debt permitted by this Agreement or (ii) changes in accounting principles or practices reflecting changes in GAAP that are required or approved by Sponsor’s independent certified public accountants) of independent certified public accountants of nationally recognized standing selected by Sponsor that the financial statements were prepared in accordance with GAAP and present fairly, in accordance with GAAP, in all material respects the results of operations and financial position of the Sponsor as of the end of and for the Fiscal Year then ended.

62 (ii) No later than one hundred and twenty (120) days after the end of each Fiscal Year, beginning with the Fiscal Year ending December 31, 2025, Borrower Representative shall deliver to Agent a detailed audited financial report of BVI containing a Consolidated balance sheet at the end of such period and a Consolidated income statement or operations, statement of cash flows, and statement of stockholders’ equity (deficit) for such period, together with all footnotes, and a report containing management’s discussion and analysis of such financial statements for the Fiscal Year then ended, including the accompanying notes thereto, fairly presenting in all material respects the Consolidated financial position and the results of the operations of BVI as of the end of and for such Fiscal Year, in each case but beginning with the first Fiscal Year ending December 31, 2026, setting forth in comparative form the figures for the corresponding period or periods of the preceding Fiscal Year, together with an unqualified audit opinion (but such opinion may contain a “going concern” or like qualifications that is due to (i) the impending maturity of any Debt permitted by this Agreement or (ii) changes in accounting principles or practices reflecting changes in IFRS that are required or approved by BVI’s independent certified public accountants) of independent certified public accountants of nationally recognized standing selected by BVI that the financial statements were prepared in accordance with IFRS and present fairly, in accordance with IFRS, in all material respects the results of operations and financial position of BVI as of the end of and for the Fiscal Year then ended. Notwithstanding the foregoing, if Borrower timely delivers a detailed audited financial report pursuant to this clause (c), but is unable to deliver an unqualified opinion from its auditor that satisfies the requirements of Section 1.2 and clause (c) as part of such delivery due to “going concern” considerations of the auditor, such failure shall not constitute an Event of Default if Borrower delivers an unqualified opinion that satisfies the provisions of Section 1.2 and clause (c) no later than forty-five (45) days after the end of the next Fiscal Quarter. (d) Compliance and No Default Certificate. Together with the reports and statements required by Section 8.6(a) and Section 8.6(c), Borrower Representative shall deliver a Compliance Certificate signed by a Responsible Officer of Borrower Representative (a) stating that such statements and reports are true and correct and fairly present, in all material respects, the Consolidated financial position and results of operations of the Credit Parties for the period presented and that such statements were prepared in accordance with GAAP; (b) stating that no Default or Event of Default then exists or, if a Default or Event of Default exists, the nature and duration thereof and Credit Parties’ intention with respect thereto; (c) stating that the representations and warranties of each Credit Party in this Agreement and the other Loan Documents shall be true and correct in all material respects on the date of the reports and statements required by Section 8.6(a) and Section 8.6(c) (provided that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects on such effective date), except for those representations and warranties that expressly relate to an earlier date, in which case, they shall have been true and correct in all material respects as of such date, and (d) to which will be attached or accompanied by a spreadsheet showing calculations of the LTV Financial Covenant, that must be of such detail as requested by Agent from time to time. (e) Access to Accountants. Simultaneously with retaining (or retained on their behalf) accountants for their annual audit or at any time thereafter, if requested to do by Agent, Borrower Representative shall send a letter to the aforementioned accountants, with a copy to Agent and the Lenders, notifying such accountants that one of the primary

63 purposes for retaining their services and obtaining audited financial statements is for use by Agent and the Lenders. Agent is authorized to send such notice if Borrower Representative fails to do so for any reason. Each Credit Party hereby authorizes Agent to communicate directly with such Credit Party’s and its Subsidiaries’ independent public accountants (provided, that an officer or other representative of the applicable Credit Party or Subsidiary shall be permitted to be present for any discussions with the independent public accountants) and authorizes those accountants to disclose to Agent any and all financial statements and other supporting financial data, including matters relating to the annual audit and copies of any management letter with respect to its business, financial condition, and other affairs. (f) Auditor’s Management Letters. Promptly upon receipt thereof (but, in any event, within five (5) Business Days after receipt), Borrower Representative shall deliver to Agent copies of each report submitted to any Credit Party or Borrower Representative by independent public accountants in connection with any annual, interim or special audit made by them of such Credit Party’s books including each report submitted to such Credit Party concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with its annual audit. (g) Projections. Within ninety (90) days after the commencement of each Fiscal Year, beginning with the first Fiscal Year beginning immediately after the Closing Date, Borrower Representative shall deliver to Agent and the Lenders Projections for such Fiscal Year, prepared on a month-by-month basis. Such Projections shall represent Borrower Representative’s reasonable estimate of the future financial performance of the Credit Parties for the periods set forth therein and shall have been prepared on the basis of assumptions that Borrower Representative believes are fair and reasonable as of the date of preparation in light of current and reasonably foreseeable business conditions (it being understood that actual results may differ from those set forth in such Projections). Borrower Representative shall provide Agent and the Lenders an update to such Projections upon Agent’s request from time to time. (h) Real Estate /REIT Matters. No later than fifteen (15) days after the end of each Fiscal Month, beginning with the first Fiscal Month ending July 31, 2025, Borrower Representative shall deliver to Agent: (i) Copies of any progress reports against the budget and schedule that KB Home submits to Sponsor, BVI or any Credit Party pertaining to KB Home infrastructure investment in connection with Mortgage Properties of P2.09A Owner and P2.04A/P2.19 Owner (in form and substance satisfactory to Agent). (ii) A narrative of activities with respect to each of the Mortgaged Properties, including progress made by KB Home with infrastructure work (including, associated with the release of Performance Deed of Trust), updates pertaining to any marketing / sale processes and updates pertaining to Ground Lease and any eminent domain or zoning modification with respect to the Real Estate subject to the Ground Lease (in form and substance satisfactory to Agent). (iii) Updated loan to value ratios for each parcel of real estate owned directly or indirectly by the Sponsor along with a net asset value and equity value calculation and latest NAV / equity value calculation (in form and substance satisfactory to Agent).

64 (iv) A narrative of activities for each parcel of real estate owned directly or indirectly by the Sponsor, including, without limitation, assets sales planned or closed, changes in Debt (including any defaults), material capital expenditure spending (actual or planned), and any material occupancy changes. (i) Certain Notices. Borrower Representative shall notify Agent in writing: (i) of the occurrence or existence of any Default or Event of Default immediately after any Responsible Officer of any Credit Party obtains knowledge thereof and promptly, but in any event within five (5) Business Days, what action (if any) Credit Parties are taking to correct the same; and (ii) promptly (but in any event within five (5) Business Days) after any Responsible Officer of any Credit Party obtains knowledge thereof, of any of the following that affects any Credit Party or Subsidiary or their respective Properties: (A) the threat in writing or commencement of any Adverse Proceeding whether or not covered by insurance, if (1) an adverse determination in respect thereof would reasonably be expected to have a Material Adverse Effect or (2) relating to Collateral having a value of more than the Threshold Amount; (B) any material change in any existing Adverse Proceeding; (C) any pending or threatened labor dispute, strike, or walkout, or the expiration of any material labor contract; (D) any default under or termination, cancellation, or suspension of a Material Contract or if any Material Contract is amended in any manner materially adverse to any such Person or any new Material Contract is entered into (in which event Borrowers shall cause the applicable Person to provide Agent with a copy of such Material Contract, if requested by Agent); (E) any order, judgment, or decree in an amount exceeding the Threshold Amount; (F) the assertion of a material claim against any such Person regarding such Person’s use, licensing, or ownership of any Intellectual Property; (G) any violation or asserted violation of (1) any Applicable Law (including ERISA, OSHA, FLSA, or any Environmental Laws or securities laws but not any Anti-Terrorism Laws or Anti- Corruption Laws), if an adverse resolution would reasonably be expected to have a Material Adverse Effect and (2) any Anti-Terrorism Laws or Anti-Corruption Laws; (H) any change to any information set forth in any Beneficial Ownership Certification or in any document made or delivered in connection therewith; (I) any such Person’s delivery or receipt of any Environmental Notice; (J) the occurrence of any Environmental Release by any such Person or on any Property owned, leased, or Controlled by such Person; (K) the termination of any engagement of, or withdrawal or resignation from such engagement by, any such Person’ independent accountants; (L) any notice from any taxing authorities as to claimed deficiencies or any tax Lien exceeding $50,000; (M) any acceleration of the maturity of any Debt exceeding $50,000 of any such Person or the occurrence or existence of any event or circumstances that gives the holder of such Debt or securities laws the right to accelerate or terminate any commitment with respect to such Debt; (N) any loss or threatened loss of any material licenses, franchises, or permits of such Person; (O) the pendency of any proceeding for the condemnation or other taking of any of any such Person’s Property; and (P) any written offers submitted to purchase (or acquire) any of the Mortgaged Properties and/or the Ground Lease. 8.7 Compliance with Laws. Comply with all Applicable Law, including ERISA, Environmental Laws, FLSA, OSHA, Anti-Terrorism Laws, Anti-Corruption Laws, securities laws and laws regarding collection and payment of Taxes, and maintain all Governmental Approvals necessary for the lawful ownership of its Properties and conduct of its business, unless failure to so comply (other than failure to

65 comply with Anti-Terrorism Laws and Anti-Corruption Laws) or maintain would not reasonably be expected to have a Material Adverse Effect. 8.8 ERISA. (a) Make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Credit Party’s and ERISA Affiliates’ Plans; (b) furnish to Agent, promptly upon Agent’s request therefor (but, in any event, within five (5) Business Days after receipt of such request), copies of any annual report required to be filed pursuant to ERISA in connection with each such Plan of each Credit Party and ERISA Affiliate; (c) notify Agent as soon as practicable (but in any event with five (5) Business Days) of any ERISA Event; and (d) furnish to Agent, promptly upon Agent’s request therefor (but, in any event, within five (5) Business Days after receipt of such request), such additional information concerning any such Plan as may be requested by Agent from time to time. 8.9 Environmental. (a) Assessments. If Agent determines in its Permitted Discretion that there is a reasonable basis on which to conclude there has occurred (i) an Environmental Release on, under, at, or within any Credit Party’s or Subsidiaries’ Properties or (ii) a violation by any Credit Party or Subsidiary with Environmental Laws, in either case, that could reasonably be expected to be or result in a material violation of Environmental Law or liability to a Credit Party or Subsidiary, in each case of clause (i) or (ii), resulting in liability exceeding the Threshold Amount, promptly upon the written request of Agent (but, in any event, within forty-five (45) days after receipt of such request), and at Credit Parties’ expense, provide Agent with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Agent to assess (i) the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, remediation, cleanup, or removal of any Hazardous Materials found on, under, at, or within any Credit Party’s or Subsidiaries’ Properties and (ii) the compliance of any Credit Party or Subsidiary with Environmental Laws. (b) Release. If any Environmental Release occurs or is discovered at or on any Credit Party’s or Subsidiary’s Property in violation of Environmental Laws and that could be reasonably be expected to result in cost and liability (including, in connection with investigation and remediation, in the aggregate) exceeding the Threshold Amount, act promptly and diligently to report to all appropriate Governmental Authorities as required under Environmental Law and to Agent the extent of, and to investigate and take remedial action to contain, mitigate, and remediate such Environmental Release; provided, that, (i) if Credit Parties fail to initiate, and to the extent possible, complete such action promptly under the circumstances (and, in any event, within thirty (30) days following notice thereof to Agent), Agent may, at its election (but shall have no obligation to do so) and at Credit Parties’ sole cost, give such notices, undertake such remediation, and take any and all other actions as it shall deem necessary or advisable to investigate, contain, mitigate, abate, and remediate the Environmental Release and remove such Hazardous Materials and (ii) any investigation covered by this clause (b) shall identify all potential contaminants and the vertical and horizontal extent of the contaminants and the remediation shall eliminate the contamination unless Agent agrees to an alternative cleanup standard in its discretion. (c) Compliance. Maintain compliance with all Environmental Laws in all respects, except as could not reasonably be expected to result in cost and liability (including, in connection with investigation and remediation, in the aggregate) exceeding the Threshold Amount.

66 (d) Hazardous Materials. (i) Generate, use, possess, store, release, treat, and dispose of Hazardous Materials only in the Ordinary Course of Business and in compliance with all Environmental Laws, provided that in no instance may Hazardous Materials be disposed of, abandoned or otherwise deposited (whether by way of an Environmental Release or otherwise) in, at, on or under the Property of any Credit Party or Subsidiary by any Credit Party or Subsidiary or any other Person and (ii) shall not, except in the Ordinary Course of Business of such Person and in compliance with all Environmental Laws, (A) store, or permit any Person to store, any Hazardous Material on any Credit Party’s or Subsidiary’s Property or (B) transport or permit the transportation of Hazardous Materials to or from any such Real Estate, in each case of clause (i) or (ii), except as could not reasonably be expected to result in cost and liability (including, in connection with investigation and remediation, in the aggregate) exceeding the Threshold Amount. (e) Indemnity. In addition to, and not in limitation of, Section 12.5 and Section 16.3, at all times indemnify, defend and hold harmless each Indemnitee against and from any and all Claims arising under or on account of Environmental Laws or otherwise relating to environmental and health and safety matters, including with respect to (i) the assertion of any Lien thereunder; (ii) any Environmental Release, the threat of any Environmental Release, or the presence of any Hazardous Materials affecting any Credit Party’s or Subsidiary’s Property, whether or not the same originates or emanates from such Properties or any contiguous real estate, including any loss of value of the Properties as a result of any of the foregoing; (iii) any and all costs of removal or remedial action incurred by Agent and any costs incurred by any other Person or damages from injury to, destruction of, or loss of natural resources, including all costs of assessing such removal, remediation, injury, destruction, or loss incurred, pursuant to any Environmental Law; (iv) liability for personal injury or Property damage arising under any statutory or common law tort theory (including damages assessed), including for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or caused by any Credit Party or Subsidiary near the Properties; and (v) any other environmental matter affecting the Properties or any of them. 8.10 Taxes; Claims. Will pay, and will cause to be paid (a) all federal, state and other material taxes imposed upon it or any of its Properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine exceeding $50,000 accrues thereon and (b) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its Properties or assets, prior to the time when any penalty or fine exceeding $50,000 shall be incurred with respect thereto; provided, no such tax or claim need be paid if it is Properly Contested. 8.11 Deposit Accounts; Securities Accounts; Accounts. (a) All proceeds of Collateral and all other amounts at any time received by any Credit Party shall be deposited by the Credit Parties into a lockbox account, dominion account or such other “blocked account” (each a “Blocked Account” and collectively the “Blocked Accounts”) established at a bank or banks as may be acceptable to Agent (each such bank, a “Blocked Account Bank” and collectively, “Blocked Account Banks”) pursuant to an arrangement with such Blocked Account Bank as may be acceptable to Agent. With respect to any Blocked Account, each applicable Credit Party, Agent and each Blocked Account Bank shall enter into an Article 9 Control Agreement in form and substance satisfactory to Agent that is sufficient to give Agent Article 9 Control over such Blocked Accounts. All funds deposited in the Blocked Accounts shall immediately become

67 subject to the security interest of Agent, for its own benefit and the ratable benefit of the other Secured Parties. Neither Agent nor any Lender assumes any responsibility for such blocked account arrangements, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder. (b) No Credit Party will (nor shall it permit any other Covenant Party to) establish or maintain any Deposit Accounts or Securities Accounts without the prior written consent of Agent and each such Deposit Account and Securities Account shall be subject to Agent’s Article 9 Control pursuant to an Article 9 Control Agreement having terms acceptable to Agent. (c) Each Credit Party shall (and shall cause each other Covenant Party to) deposit in the Blocked Accounts or, upon request by Agent, deliver to Agent, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Debt received by any Credit Party (or any other Covenant Party). (d) Each payment of KB Home Monthly Extension Fee shall be deposited into the Interest Reserve Account (or delivered to Agent) promptly upon receipt, as more fully set forth in Section 2.2. (e) After the occurrence and during the continuance of an Event of Default, Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Credit Party any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and each Credit Party (on behalf of itself and each other Covenant Party) hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Credit Party hereby constitutes Agent or Agent’s designee as such Credit Party’s (or such Covenant Party’s) attorney with power, at any time after the occurrence and during the continuance of an Event of Default: (A) to endorse such Credit Party’s (or such Covenant Party’s) name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (B) to sign such Credit Party’s (or such Covenant Party’s) name on any financing statements and all other agreements, documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent’s interest in the Collateral and to file same; (C) to exercise all of such Credit Party’s (or such Covenant Party’s) rights and remedies with respect to the collection of the Accounts and any other Collateral; (D) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Accounts; and (E) to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order); this power being coupled with an interest is irrevocable until Payment in Full of the Obligations. (f) Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof, or for any damage resulting therefrom.

68 8.12 Covenants Regarding Collateral and Property. (a) At all times (i) use all its Property in the Ordinary Course of Business and use commercially reasonable efforts to not permit such Property to be used in violation in any material respect of any Applicable Law or policy of insurance; (ii) maintain, preserve, and do or cause to be done all things necessary to protect all Property used or useful in the conduct of its business, ordinary wear and tear and Loss excepted; and (iii) keep the same in good repair, working order and condition, ordinary wear and tear and Loss excepted. (b) At all times comply, duly and promptly, in all material respects with their obligations and enforce all of their respective rights under the Ground Lease. (c) Ensure that all rental and other payments under the Ground Lease are current and are paid when due. (d) At all times (and cause KB Home to) comply, duly and promptly, in all material respects with their obligations and enforce all of their respective rights under the Performance Deed of Trust. (e) At all times comply, duly and promptly, in all material respects with their obligations and enforce all of their respective rights under the KB Home Purchase Agreement. (f) Ensure that all KB Home Monthly Extension Fees are current and are paid by KB Home to the Interest Reserve, on behalf of P2.09A Owner and P2.04A/P2.19 Owner, promptly when due. 8.13 Future Subsidiaries. No Credit Party shall (nor shall it permit any other Covenant Party to) form any Subsidiary or permit any Person to become a direct or indirect Subsidiary of any Credit Party (or such Covenant Party), including by any Division. 8.14 Further Assurances. (a) At its expense, promptly, (i) execute and deliver to Agent and the Lenders, or cause to be executed and delivered to Agent and the Lenders, all documents, agreements, and instruments, including the Mortgages, that are, in Agent’s determination, necessary to (A) correct any omissions in the Loan Documents or other document or instrument relating to any Collateral; (B) more fully state the Obligations set out in this Agreement or in any other Loan Document; (ii) obtain any consents, as may be necessary or appropriate in connection therewith as may be requested by Agent; and (iii) deliver such instruments, assignments, title certificates, or other documents or agreements, and take such actions, as Agent deems appropriate under Applicable Law to evidence or perfect Agent’s Lien in and to any Collateral. (b) Establish an Interest Reserve Account that is subject to Article 9 Control of Agent on or before thirty (30) days after the Closing Date 8.15 Post-KB Home Purchase Agreement Phase 2 Closing Obligation; Agent Repayment/Satisfaction Option of the Performance Deed of Trust.

69 (a) At its expense, not later than ten (10) days after the KB Home Purchase Agreement Phase 2 Closing grant to Agent a first priority Lien and Mortgage (together with other deliverables required by Agent, including a Mortgage Policy) on the Mortgaged Property identified as “Parcel 2.09”A on Schedule 1.1 and have the Performance Deed of Trust released and terminated. (b) If an Event of Default exists and is then continuing, Agent (including, at the direction of Required Lenders) shall have the right to receive a first priority Lien and Mortgage (together with other deliverables required by Agent, including a Mortgage Policy) on the Mortgaged Property identified as “Parcel 2.09”A on Schedule 1.1 and have the Performance Deed of Trust released and terminated (and make any payments in respect thereof, which would be a Protective Advance). (c) Borrowers have advised Agent that KB Home, at its cost, will replat the land subject to the KB Home Purchase Agreement prior to KB Home Purchase Agreement Phase 2 Closing to, among other things, divide such land into “Phases 2 and 3” as provided in the KB Home Purchase Agreement and to create land areas consistent with existing approvals from the City of North Las Vegas (“City”). To allow KB Home to record the replat, the City will require written approval from the applicable Borrowers, as landowner, and Agent, as a lienholder of record. Agent agrees that Agent shall not unreasonably withhold or delay its approval of any plat(s) prepared by KB Home and approved by Borrowers in accordance with and as provided in the KB Home Purchase Agreement; provided that in connection with the foregoing, Agent’s Liens shall not be modified, removed, terminated and/or subordinated and Borrowers will comply with the requirements of Section 8.14. SECTION 9 NEGATIVE COVENANTS Until Payment in Full of the Obligations no Credit Party shall, nor shall it permit any Covenant Party or any Subsidiary (and with respect to Section 9.18, BVI, Holdings and Holdings II) to: 9.1 Debt. Create, incur, Guarantee, or suffer to exist any Debt, except the Obligations. 9.2 Liens. Create or suffer to exist any Lien upon any of its Property, except the following (collectively, “Permitted Liens”): (a) Liens in favor of Agent, any Lender or any other Secured Party arising pursuant hereto or under any other Loan Document; (b) Permitted Encumbrances; and (c) Performance Deed of Trust, but only so long as no Event of Default has occurred and is continuing and the Credit Parties comply with Section 8.15 (when such compliance is required). 9.3 Restricted Payments. Declare or make any Restricted Payment, except that: (a) after Agent has received not less than the sum of (i) $45,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon from proceeds of the KB Home Purchase Agreement Phase 2 Closing Purchase Price and no Default and/or Event of Default then exist or would result therefrom, P2.09A Owner and/or P2.04A/P2.19 Owner, as applicable may

70 make a payment in an aggregate amount not to exceed the amount that is due to the Advisor as set forth in the Advisory Agreement from proceeds of such sale; and (b) after Agent has received not less than the sum of (i) $45,000,000 plus (ii) the Exit Fee thereon plus (iii) the accrued and unpaid interest thereon from proceeds of the KB Home Purchase Agreement Phase 2 Closing Purchase Price and no Default and/or Event of Default then exist or would result therefrom, P2.09A Owner may make distributions to KPAZ 2017 Investors, LLC on account of the P2.09A Owner Class A2 Preferred Equity Interests. 9.4 Investments. Make any Investment, except Investments in Subsidiaries that exit on the Closing Date. 9.5 Disposition of Assets. Make or consummate any Asset Disposition, except a Permitted Asset Disposition. 9.6 Restrictions on Payment of Certain Debt. Make, or permit any Subsidiary to make, directly or indirectly, any payment (whether a voluntary payment, mandatory payment, prepayment, redemption, retirement, defeasance, acquisition, or deposit) or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Debt, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Debt, except payment of Debt created under the Loan Documents. 9.7 Fundamental Changes. (a) Merge, Divide, combine, or consolidate with or into any Person, or liquidate (or suffer any liquidation), wind up its affairs, or dissolve itself (or suffer any dissolution), in each case whether in a single transaction or in a series of related transactions. (b) (i) change its legal name or the jurisdiction in which it is organized; (ii) conduct business under any registered trade name, assumed name, or fictitious name that was not listed in Schedule 7.4 as of the Closing Date; (iii) change its tax, charter, or other organizational identification number; (iv) change its organizational form (i.e., corporation, limited liability company, partnership, etc.); or (v) change the location of its chief executive office or other office where books or records are kept. (c) Locate its chief executive office or keep its books and records in any jurisdiction other than in a State within the United States of America or the District of Columbia; (d) Amend, restate, amend and restate, or otherwise modify its Organizational Documents; (e) Make an Investment; (f) Permit any Subsidiary to issue any additional Equity Interests; (g) Become a partner or joint venturer with any third party after the Closing Date; (h) Make any material change in accounting treatment or reporting practices or change its year-end for accounting purposes from the Fiscal Year ending December 31; or

71 (i) (i) Engage in any business other than a business in the same field as the business conducted by Credit Parties and the Subsidiaries on the Closing Date; (ii) engage in any business or other activity that is not insured by such policies of insurance required by Section 8.3; or (iii) permit or undergo any changes in its business and related activities that could result in the termination, revocation, ineffectiveness, or unenforceability of any of such policies of insurance. 9.8 Restrictive Agreements; Certain Restrictions; Inconsistent Agreements. (a) Become a party to any Restrictive Agreement. (b) Become party to any contract or agreement that would violate the terms hereof, any other Loan Document. 9.9 Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, in each case, other than those that exist on the Closing Date and have been disclosed in writing to Agent. 9.10 Plans. (a) Become a Plan; (b) cause or permit any ERISA Affiliate to cause or permit to occur any event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA; or (c) cause or permit to occur an ERISA Event that has resulted or could reasonably be expected to result in a Material Adverse Effect. 9.11 Sales and Leasebacks. Enter into any arrangement, whereby one Person shall, directly or indirectly, sell or transfer any Property to another Person who shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property that such Person intends to use for substantially the same purpose or purposes as the Property sold or transferred. 9.12 Certain Agreements. (a) Permit (i) any Material Contract (other than the Ground Lease and the KB Home Purchase Agreement) to be cancelled or terminated before its stated maturity or expiration date other than in accordance with its terms or to the extent replaced by another agreement and/or (ii) the Ground Lease and/or the KB Home Purchase Agreement, in each case, to be cancelled or terminated; (b) enter into, amend, restate, amend and restate, supplement, waive any term of, consent to any change in, or otherwise modify any Material Contract; (c) permit to occur any material default (including without limitation any payment default) under any Material Contract; (d) agree to or accept any waiver under any Material Contract that would adversely affect the rights of any Secured Party; or (e) (i) agree to amend, modify, supplement or waive, or permit or consent to the amendment, modification, supplement or waiver of, the Ground Lease (including, without limitation, any amendment, modification, supplement or waiver that is expressly permitted or contemplated by the Ground Lease) or agree to divide any parcel of land that is subject to the Ground Lease, in each case, without the prior written consent of Agent; or (ii) agree to amend, modify, supplement or waive, or permit or consent to the amendment, modification, supplement or waiver of, the KB Home Purchase Agreement (other than, with respect to the KB Home Purchase Agreement, such amendments that are contemplated by the terms thereof as in effect on the Closing

72 Date, but in each case, only so long as such amendment are not materially adverse to P2.09A Owner and/or P2.04A/P2.19 Owner or to the interests of Agent and the Lenders) or any other material property of the Borrowers, in each case, without the prior written consent of Agent. 9.13 Disqualified Equity Interests. Issue or suffer to exist with respect to such Person any Disqualified Equity Interests. 9.14 Finance Insurance Premiums. Enter into any premium finance arrangements to finance all or a portion of any insurance premiums. 9.15 P2.09A Owner; P2.04A/P2.19 Owner; NY Land Lease Owner. Either of P2.09A Owner, P2.04A/P2.19 Owner and NY Land Lease Owner fails (or is caused by any other Credit Party or any Affiliate to fail) to comply with any provision of Schedule 9.15. 9.16 Mechanics Liens. Permit or cause to exist any mechanics’ lien on any Collateral, other than, solely with respect to the Mortgaged Property that is owned by P2.04A/P2.19 Owner, any mechanics lien (together with all other mechanics liens placed on such Mortgaged Property) in an aggregate amount during the term of this Agreement not to exceed $10,000,000 but only so long as (i) any such mechanics liens are placed on such Mortgaged Property as a result of performance of work by or on behalf of KB Home on such Mortgaged Property in accordance with the KB Home Purchase Agreement and (ii) such mechanics liens any event always remain Properly Contested (including by KB Home). 9.17 Trade Payables. Permit or cause to exist any trade payables (whether or not owing in the Ordinary Course of Business), at any one time, (x) which is not outstanding after the date such payable was due or (y) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established. 9.18 BVI; Holdings. Permit BVI, Holdings and/or Holdings II: (a) to permit or cause (directly or indirectly) the breach of any representation, warranty and/or covenant under this Agreement; or (b) to receive and/or retain (directly or indirectly) any Investment or Restricted Payment (or any other type of distribution) from any Covenant Party.

73 SECTION 10 LTV FINANCIAL COVENANT 10.1 LTV Financial Covenant. Until Payment in Full of the Obligations, Credit Parties shall comply, or cause compliance with, the following covenant: the outstanding amount of the Loans shall not exceed the sum of (a) fifty percent (50%) of the appraised fair market value of the Mortgaged Properties minus (b) the “Obligation” amount that is set forth Performance Deed of Trust (unless the Performance Deed of Trust and all Liens and encumbrances arising thereunder are terminated), based upon the most recent Qualified Appraisal of such Mortgaged Properties that the Borrowers are required to deliver pursuant to the terms of this Agreement (the “LTV Financial Covenant”). SECTION 11 EVENTS OF DEFAULT; REMEDIES UPON DEFAULT 11.1 Events of Default. Each of the following shall be an “Event of Default” hereunder and under the other Loan Documents (called herein and therein an “Event of Default”), if the same shall occur for any reason whatsoever, whether voluntary or involuntary, pursuant to any judgment or order of any court or any order, rule, or regulation of any Governmental Authority, or otherwise: (a) Payment. Any Borrower or any Guarantor shall fail to pay (i) when the same become due and payable (whether at stated maturity, as a mandatory prepayment, on demand, upon acceleration, or otherwise) any amount of principal of the Loans or (ii) within five (5) Business Days after the same become due and payable, any other Obligations; (b) Certain Covenants. Any Borrower, any Guarantor or any other Covenant Party shall default in the performance of any agreement, covenant, or obligation contained in either: (a) Section 8.1, 8.2, 8.3, 8.4(b), 8.6, 8.11, 8.13, 8.14 or 8.15, or any Section of Section 9, or Section 10 at any time; (b) Section 2.2 at any time; (c) Section 8.4(a), 8.7, 8.8, 8.9, 8.10, or 8.12 and such default shall not have been cured to Agent’s satisfaction or Required Lenders’ satisfaction within five (5) days, or (d) Section 7 of the Security Agreement; (c) Other Covenants. Any Borrower, any Guarantor or any other Covenant Party shall default in the performance of any other agreement, covenant, or obligation contained in this Agreement or any other Loan Document and not provided for elsewhere in this Section 11.1 and such default shall not have been cured to Agent’s satisfaction or Required Lenders’ satisfaction within thirty (30) days after the sooner to occur of (i) receipt by such Obligor of notice of such default from Agent or any Lender and (ii) the date on which such default first became known to a Responsible Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any such default that is not capable of being cured; (d) Representations. Any representation or warranty made by or on behalf of any Borrower, any Guarantor or any other Covenant Party in this Agreement (including, particularly, but without limitation, Section 7), or in any other Loan Document, that (i) if subject to a materiality, “Material Adverse Effect” or similar qualification, shall be untrue, incorrect, or misleading when made or deemed made or (ii) if not subject to a materiality, “Material Adverse Effect” or similar qualification, shall be untrue, incorrect, or misleading in any material respect when made or deemed made;

74 (e) Revocation. Either: (i) Any Borrower or any Guarantor shall repudiate, revoke, or attempt to repudiate or revoke, in whole or in part, any of its Obligations hereunder or under any other Loan Document; or (ii) any Borrower or any Guarantor shall deny or contest the validity or enforceability of this Agreement or any other Loan Document or all or any part of the Obligations or the existence, perfection or priority of any Lien granted to Agent or any Lender as security for payment or performance of any Obligations; (f) Cessation of Lien. Either: (i) This Agreement or any other Loan Document, or any material provision hereof or thereof, shall cease to be in full force or effect at any time after its execution and delivery (other than as expressly permitted hereunder or thereunder or by waiver or release thereof by Agent or the Lenders, as applicable, made in accordance herewith) or (ii) any Security Document (including this Agreement) shall for any reason fail or cease to create a valid, perfected, and, except to the extent permitted by the terms hereof or thereof, first-priority Lien in favor of Agent, for the benefit of the Secured Parties, on any material portion of the Collateral purported to be covered thereby; (g) Cross Default; Cross Acceleration. Either (i) Any of Holdings II, any Credit Party, or any other Covenant Party, or any one or more of them, (A) shall fail to make any payment in respect of any outstanding Debt (other than the Obligations, to the extent described in Section 11.1(a) above) having an aggregate outstanding principal amount (or commitments) in excess of the Threshold Amount (determined singly or in the aggregate with other Debt of such Persons similarly affected) when due or (B) any event or condition shall occur that (x) results in the acceleration of the maturity of such Debt (including any required mandatory prepayment or “put” of such Debt to any such Person) and/or (y) enables (or, with the giving of notice or passing of time or both, would enable) the holder(s) of such Debt or a commitment related to such Debt (or any Person acting on such holders’ behalf) to accelerate the maturity thereof or terminate any such commitment before its normal expiration (including any required mandatory prepayment or “put” of such Debt to such Person), whether or not such right is exercised; (ii) Holdings shall fail to make any payment in respect of any outstanding Debt (other than the Obligations, to the extent described in Section 11.1(a) above) having an aggregate outstanding principal amount (or commitments) in excess of the Threshold Amount (determined singly or in the aggregate with other Debt of such Person similarly affected) when due and, as a result, the holder(s) of such Debt or a commitment related to such Debt (or any Person acting on such holders’ behalf) accelerate the maturity thereof or terminate any such commitment before its normal expiration (including any required mandatory prepayment or “put” of such Debt to such Person); provided that so long as Agent shall have obtained an all asset Lien under Articles 8 and 9 of the UCC on Holdings Property and as a result of which Agent is no long “structurally” subordinated via-a-via the holder of such Debt, then (so long as no other Default or Event of Default does not exist), such acceleration shall not be an Event of Default under this clause (g)(ii); and/or (iii) BVI (A) shall fail to make any payment in respect of any BVI Surviving Debt when due or (B) any event or condition shall occur that either (x) results in the acceleration of the maturity of such BVI Surviving Debt (including any required mandatory prepayment or “put” of such BVI Surviving Debt to BVI) or (y) enables (or, with the giving of notice or passing of time or both, would enable) the holder(s) of such BVI Surviving Debt or a commitment related to such BVI Surviving Debt (or any Person acting on such

75 holders’ behalf) to accelerate the maturity thereof or terminate any such commitment before its normal expiration (including any required mandatory prepayment or “put” of such BVI Surviving Debt to BVI), whether or not such right is exercised; (h) Judgment. Either (i) A judgment, order, or award for the payment of money shall be entered against Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party in an amount that exceeds, individually or cumulatively with all unsatisfied judgments, orders, or awards against all such Persons, insurance coverage therefor (as provided by an insurer satisfying the requirements of Section 8.3(a) that has been notified of the potential claim and has not denied coverage in writing) by an amount greater than the Threshold Amount, and the same shall remain undischarged, undismissed, and unstayed for more than thirty (30) days; or (ii) any non-monetary judgment or order shall be rendered against Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party that would reasonably be expected to have a Material Adverse Effect, and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days; or (iii) any order, judgment or decree shall be entered against Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party decreeing the dissolution or split up of such Person that would reasonably be expected to have a Material Adverse Effect and such order, judgment or decree shall remain undischarged, unvacated, unbonded or unstayed for a period in excess of thirty (30) days; or (iv) any Person shall issue, order, or institute any levy upon, or attachment, garnishment, or other seizure that is not released, vacated or fully bonded within thirty (30) days of (A) any material portion of the Collateral or (B) any other assets of BVI, any Borrower, any Guarantor or any other Covenant Party having a value (at greater of cost or market) in excess of the Threshold Amount; (i) Loss. Any Loss shall occur with respect to any Collateral for which no insurance exists covering such Loss or having a value (determined, for purposes of this clause (i), as the greater of cost or market) exceeding any insurance coverage therefor (as provided by an insurer satisfying the requirements of Section 8.3(a) that has been notified of the potential claim and has not denied coverage in writing) by an amount greater than the Threshold Amount; (j) Conduct. (i) Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party shall be enjoined, restrained, or in any way prevented by any Governmental Authority from conducting all or any material part of their business; (ii) Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party shall suffer the loss, revocation, or termination of any material license, permit, lease, or agreement necessary to its business; or (iii) any cessation of any material part of the business of Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party shall occur; (k) Voluntary Bankruptcy. Either: (i) Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party shall (A) file any petition seeking to take advantage of or commence any Insolvency Proceeding for its own relief, benefit, or advantage; (B) make an offer of settlement, extension, or composition to its unsecured creditors generally; (C) voluntarily dissolve, liquidate, or terminate operations, except as otherwise permitted in this Agreement or the other Loan Documents; (D) admit in writing its inability, or become generally unable, or fail generally, to pay its Debts as such Debts become due; or (E) take any corporate, limited liability company, partnership, or similar action for the purpose of effecting any of the foregoing; or (ii) any trustee or receiver shall be appointed to take possession of any substantial Property of, or to operate any of the business or Properties of, any Obligor or Subsidiary; (l) Involuntary Bankruptcy. An Insolvency Proceeding shall be commenced against Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party and either (i) such Person

76 shall consent to the institution of such proceeding, or (ii) such Person shall acquiesce in writing to the commencement of such proceeding or shall fail, in a timely and appropriate manner, to contest vigorously any petition commencing such proceeding, or (iii) any such petition shall not be dismissed within sixty (60) days after the filing thereof, or (iv) an order for relief shall be entered in such proceeding; (m) ERISA. (i) An ERISA Event shall occur with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect; or (ii) an Obligor or ERISA Affiliate shall fail to pay when due any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; or (iii) any event similar to the foregoing shall occur or exist with respect to a Foreign Plan; or (iv) any Plan or trust created under any Plan of any Obligor or any ERISA Affiliate shall engage in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) that would subject any Credit Party to any material tax or penalty on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code; or (v) there shall be at any time a Lien imposed against the assets of any Obligor or ERISA Affiliate under Code Section 412 or ERISA Sections 302 or 4068; (n) Indictment. Sponsor, BVI, any Borrower, any Guarantor or any other Covenant Party or, if applicable, any of its Responsible Officers is criminally indicted or convicted for either: (i) a felony committed in the conduct of such Person’s business, or (ii) violating any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and illegal Exportation of War Materials Act) that results in, or could reasonably be expected to lead to, forfeiture of any material portion of the Collateral or any other material Properties of any Obligor; (o) Performance Deed of Trust. The Performance Deed of Trust is not terminated and the “obligations” as defined thereunder are not discharged simultaneous or prior to the KB Home Purchase Agreement Phase 2 Closing; (p) Control. A Change of Control shall occur; (q) Advisor Loan Agreement. The Advisor receives or retain any payment on account of the Advisor Loan Agreement prior to the KB Home Purchase Agreement Phase 2 Closing and the mandatory prepayment to Agent and the Lenders as required by Section 5.2(d)(ii); (r) KB Home Purchase Agreement: either of, (i) a termination of the KB Home Purchase Agreement; (ii) any modification, amendment, or amendment and restatement of the KB Home Purchase Agreement in violation of the terms of Section 9.12(e) of this Agreement; (iii) the issuance of a notice of default, or notice of an event of default, under the KB Home Purchase Agreement and either (x) such notice is not withdrawn on or before five (5) Business Days prior to the expiration of any applicable grace period or (y) one or more of the Borrowers has failed to (A) commence and prosecute an action or proceeding in good faith in a court of competent jurisdiction which seeks to challenge such notice of default or event of default and (B) obtain and maintain an injunction and/or order of stay of enforcement with respect to such of default or event of default;

77 (iv) KB Home Purchase Agreement Buyer or any other Person acquires the right (upon happening of any event or occurrence or passage of time) to exercise rights and remedies in respect of seeking to terminate the KB Home Purchase Agreement and the Borrowers fail to contest and challenge in good faith (and obtain and maintain an injunction and/or order seeking a stay of enforcement of) such right in a court of competent jurisdiction; (v) KB Home Monthly Extension Fees are not received when due in accordance with the KB Home Purchase Agreement Seventh Amendment. (vi) KB Home Purchase Agreement Phase 2 Closing has not occurred on or prior to December 1, 2026 (or, if the KB Home Purchase Agreement Phase 2 Closing has not occurred by such date that there is no default or event of default under the KB Home Purchase Agreement, March 1, 2027) in accordance with the terms of the KB Home Purchase Agreement and/or P2.09A Owner and P2.04A/P2.19 Owner have not received the KB Home Purchase Agreement Phase 2 Closing Purchase Price on or prior to such date; (vii) KB Home Purchase Agreement Phase 3 Closing has not occurred on or prior to December 1, 2027 (or, if the KB Home Purchase Agreement Phase 3 Closing has not occurred by such date that there is no default or event of default under the KB Home Purchase Agreement, March 1, 2028) in accordance with the terms of the KB Home Purchase Agreement and/or P2.09A Owner and P2.04A/P2.19 Owner have not received the KB Home Purchase Agreement Phase 3 Closing Purchase Price on or prior to such date; or (viii) any event of default occurs under the KB Home Purchase Agreement at any time and such event of default is not cured at least five (5) Business Days prior to the end of any applicable grace, and/or cure period under the KB Home Purchase Agreement with respect to such event of default; or (s) Ground Lease: either of, (i) a termination of the Ground Lease; (ii) any modification, amendment, or amendment and restatement of the Ground Lease in violation of the terms of Section 9.12(e) of this Agreement; (iii) the issuance of a notice of default, or notice of an event of default, under the Ground Lease and either (x) such notice is not withdrawn on or before five (5) Business Days prior to the expiration of any applicable grace period or (y) one or more of the Borrowers has failed to (A) commence and prosecute an action or proceeding in good faith in a court of competent jurisdiction which seeks to challenge such notice of default or event of default and (B) obtain and maintain an injunction and/or order of stay of enforcement with respect to such of default or event of default; (iv) Ground Lease Landlord or any other Person acquires the right (upon happening of any event or occurrence or passage of time) to exercise rights and remedies in respect of seeking to terminate the Ground Lease and the Borrowers fail to contest and challenge in good faith (and obtain and maintain an injunction and/or order seeking a stay of enforcement of) such right in a court of competent jurisdiction; or

78 (v) any event of default occurs under the Ground Lease at any time and such event of default is not cured at least five (5) Business Days prior to the end of any applicable grace, and/or cure period under the Ground Lease with respect to such event of default. 11.2 Remedies upon Default. (a) Bankruptcy Event of Default. Immediately upon the occurrence of any Bankruptcy Event of Default, all Obligations (including the Exit Fee) shall, automatically and without notice to any Person, become immediately due and payable, without diligence, presentment, demand, protest, or notice of any kind, all of which are hereby waived by Credit Parties to the fullest extent permitted by Applicable Law, and at or subsequent thereto, (b) Events of Default Generally. Immediately upon the occurrence of any Event of Default (other than a Bankruptcy Event of Default, to the extent of any rights and remedies set forth in Section 11.2(a) attendant thereupon), and during its continuation, Agent may (and, at the written direction of the Required Lenders, Agent shall) do one or more of the following at any time and from time to time: (i) declare any Obligations (including the Exit Fee) immediately due and payable, whereupon they shall be immediately due and payable without diligence, presentment, demand, protest, or notice of any kind, all of which are hereby waived by all Obligors to the fullest extent permitted by Applicable Law; (ii) refuse to make any extensions of credit or grant any other financial accommodations to or for the benefit of any Credit Parties; and (iii) exercise such other rights and remedies that may be available to it under this Agreement, the other Loan Documents, or under Applicable Law (including the rights of a secured party under the UCC), all of which shall be cumulative with the rights and remedies elsewhere described in this Section 11.2 and elsewhere described in this Agreement and in the other Loan Documents. (c) Safekeeping. In respect of its exercise of any rights and remedies regarding any Collateral, whether before or after an Event of Default exists, Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto, for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whatsoever, and the same shall be at all times at Credit Parties’ sole risk. 11.3 License. Each Credit Party hereby grants to Agent at any time after the occurrence and during the continuance of any Event of Default, an irrevocable and perpetual (subject only to termination upon Payment in Full of the Obligations), non-exclusive, worldwide, royalty-free right and license to use and exercise all other rights under, license, or sublicense (without payment of any royalty or other compensation to such Credit Party or any other Person) any or all of such Credit Party’s Intellectual Property and other Proprietary Rights, computing hardware, brochures, promotional and advertising materials, labels, packaging materials, and other Property in connection with the advertising for sale or lease, marketing, selling, leasing, liquidating, collecting, completing manufacture of, or otherwise exercising any rights or remedies with respect to, any Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation

79 or printout thereof. Each Credit Party’s rights and interests in and to any Intellectual Property shall inure to Agent’s benefit. Nothing contained herein is intended, or shall be construed, to limit the exercise of Agent’s rights and remedies respecting such Intellectual Property and other Properties, to the extent constituting Collateral. 11.4 Receiver. In addition to any other right and remedy available to it, Agent, either on its own motion or upon the request of the Required Lenders, shall have the right, during the existence of an Event of Default, to seek the appointment of a receiver to take possession of and operate and/or dispose of the business and Property of any Credit Party and Subsidiaries, and Credit Parties hereby consent (for themselves and on behalf of the Subsidiaries) to such rights and such appointment and hereby waive any objection Credit Parties may have thereto or their right to have a bond or other security posted by Agent in connection therewith. 11.5 Deposits; Insurance. Without limiting the exercise of any such right existing hereunder prior to any Event of Default occurring, Credit Parties (a) authorize Agent, during the existence of an Event of Default, to settle, collect, and apply against the Obligations any refund of insurance premiums or any insurance proceeds payable to any Credit Party on account of any Loss or otherwise and (b) irrevocably appoint Agent during the existence of an Event of Default as their attorney-in-fact to endorse any check or draft or take other action necessary to obtain such funds. 11.6 Remedies Cumulative. All rights and remedies of Agent, any Lender or any other Secured Party contained in the Loan Documents, the UCC, and under Applicable Law attendant upon the occurrence of any Default or Event of Default are cumulative and not in derogation or substitution of each other. In particular, the foregoing rights and remedies of Agent and the other Secured Parties may be exercised at any time and from time to time, concurrently or in any order, and shall not be exclusive of any other rights or remedies that Agent or the other Secured Parties may have, whether under any Loan Document, the UCC, Applicable Law and shall include the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Obligor of this Agreement or any of the other Loan Documents. Agent and the other Secured Parties may at any time or times, proceed directly against any Obligor to collect the Obligations without prior recourse to any other Obligor the Collateral. All rights and remedies of Agent and the other Secured Parties shall continue in full force and effect until Payment in Full of all Obligations (including the Exit Fee). SECTION 12 AGENT 12.1 Appointment, Authority, and Duties of Agent; Professionals. (a) Appointment and Authority. Each Lender and other Secured Party hereby irrevocably appoints Whitehawk to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to (i) take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are incidental thereto and (ii) enter into all Loan Documents to which Agent is intended to be a party and accept all Security Documents for Agent’s benefit and the Pro Rata benefit of the Lenders, all of which shall be binding upon the Secured Parties. Without limiting the generality of the foregoing, Agent shall have the sole and exclusive authority to (i) act as the disbursing and collecting agent for the Lenders with respect to all payments and collections arising in connection with the Loan Documents; (ii) execute and deliver as Agent each Loan Document, including any or Subordination Agreement, and accept delivery of each Loan Document from any Obligor or other Person; (iii) act as

80 administrative and collateral agent for the Secured Parties for purposes of perfecting and administering Liens under the Loan Documents, and for all other purposes stated therein; (iv) manage, supervise, or otherwise deal with Collateral; and (v) take any Enforcement Action or otherwise exercise any rights or remedies with respect to any Collateral under the Loan Documents, Applicable Law, or otherwise. It is understood and agreed that the use of the term “agent” (or any other similar nomenclature) herein or in any other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. (b) Duties; Delegation. The duties of Agent shall be ministerial and administrative in nature, and Agent shall not have any duties or obligations except those expressly set forth in this Agreement or the other Loan Documents. Agent shall not have a fiduciary relationship with any Lender, Secured Party, Participant or other Person, whether by reason of this Agreement or any other Loan Document or any transaction relating hereto or thereto or otherwise, and regardless whether a Default or Event of Default exists. The conferral upon Agent of any right shall not imply a duty on Agent’s part to exercise such right, unless instructed to do so by Required Lenders in accordance with and pursuant to this Agreement or any other Loan Document. Agent may perform its duties through agents, employees and other Related Parties and may consult with and employ Agent Professionals and shall be entitled to act upon (or refrain from acting upon), and shall be fully protected in any action taken (or omitted to be taken) in Good Faith reliance upon, any advice given by any Agent Professional. Agent shall not be responsible for the negligence or misconduct of any agents, employees, other Related Parties or Agent Professionals selected by it. Except as otherwise may be expressly set forth herein or in any of the other Loan Documents, Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as Agent or any of its agents, employees, other Related Parties or Agent Professionals in any capacity. (c) Instructions of Required Lenders. The rights and remedies conferred upon Agent under the Loan Documents may be exercised without the necessity of joinder of any other party, unless required by Applicable Law. Agent may request instructions from Required Lenders with respect to any act (including the failure to act) in connection with this Agreement or any other Loan Document and may seek assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.5 against all Claims that could be incurred by Agent in connection with any act (or failure to act). Agent shall be entitled to refrain from any act until it has received such instructions or assurances, and Agent shall not incur liability to any Person by reason of so refraining. Instructions of the Required Lenders shall be binding upon all Lenders, and no Lender or any other Person shall have any right of action whatsoever against Agent as a result of Agent’s acting or refraining from acting in accordance with the instructions of the Required Lenders. Notwithstanding the foregoing, instructions by and consent of all Lenders shall be required in the circumstances described in Section 16.2(a)(iv). The Required Lenders, without the prior written consent of each Lender, may not direct Agent to accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans. Agent shall not be required to take any action that, in its opinion, or in the opinion of its legal counsel, is contrary to Applicable Law or any Loan Document or could subject any Agent Indemnitee to liability, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law.

81 (d) Legal Representation of Agent. In connection with the negotiation, drafting and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to any amendments, waivers, consents or other modifications to this Agreement or any other Loan Documents, or the administration or enforcement hereof or thereof, Baker Botts L.L.P. has represented, and such law firm (or its successors serving in such capacity) shall represent, only Whitehawk, in its capacity as Agent and a Lender or other Secured Party, and not any other Lender or other Secured Party. 12.2 Guarantors and Collateral; and Field Examination Reports. (a) Lien Releases; Release of Guarantors; Care of Collateral. Each Secured Party authorizes Agent to (and Agent agrees, upon receipt of reasonably requested documentation from Borrowers, which shall be in form and substance reasonably satisfactory to Agent, to) (i) release any Lien with respect to any Collateral (A) upon Payment in Full of the Obligations or (B) that is the subject of an Asset Disposition that Borrower Representative certifies in writing to Agent is a Permitted Asset Disposition (and Agent may rely conclusively on any such certificate without further inquiry), (ii) subordinate its Liens in any Collateral in favor of any other Lien if Borrower Representative certifies that such other Lien is a Permitted Lien entitled to priority over Agent’s Liens (and Agent may rely conclusively on any such certificate without further inquiry) and (iii) release any Guarantor from its obligations under this Agreement and the other Loan Documents if such Person ceases to be a Guarantor as a result of a transaction permitted hereunder or thereunder. Agent shall have no obligation whatsoever to any Lenders to assure that any Collateral exists or is owned by an Obligor or any other Person, or is cared for, protected, insured or encumbered, nor to assure that Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral. Upon request by Agent at any time, the Required Lenders will confirm in writing Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under this Agreement or any other Loan Document pursuant to this Section 12.2(a). (b) Possession of Collateral. Agent and the Lenders appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or under Article 9 Control of such Lender, to the extent such Liens are perfected by possession or Article 9 Control. If any Lender obtains possession or Article 9 Control of any Collateral, it shall notify Agent thereof and, promptly upon Agent’s request (but, in any case, within five (5) Business Days) deliver such Collateral to Agent or otherwise deal with such Collateral in accordance with Agent’s instructions. (c) Reports. Upon any such Person’s request therefor, Agent shall promptly forward to each Lender, when complete, copies of any field audit, field examination, or appraisal report prepared by or for Agent with respect to any Credit Party or Subsidiary or any Collateral (each, a “Report”). Each Lender agrees (i) that neither Whitehawk nor Agent makes any representation or warranty as to the accuracy or completeness of any Report and shall not be liable for any information contained in or omitted from any Report; (ii) that the Reports are not intended to be comprehensive audits or examinations of any Person, thing, or matter and that Agent or any other Person performing any such audit, examination, or appraisal will inspect only specific information regarding the subject matter thereof and will rely significantly upon the books and records, as well as upon representations of, the Persons (and their officers and employees) subject to such audit, examination, or appraisal; and (iii) not to distribute any Report (or the contents thereof) to any Person except to such Person’s

82 Affiliates, Participants, partners, directors, officers, employees, agents, trustees, administrators, managers, attorneys, accountants, consultants, advisors and representatives of such Person and of such Person’s Affiliates, or use any Report in any manner other than administration of the Loans and other Obligations. Each of the Lenders agrees to indemnify, defend and hold harmless Agent and any other Person preparing a Report (excepting therefrom any Obligor) from any action that such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any Claims arising in connection with any third parties that obtain any information contained in a Report through such Lender. (d) Rights of Individual Secured Parties. Anything contained in any of the Loan Documents to the contrary notwithstanding, each of the Credit Parties, Agent and each other Secured Party hereby acknowledge and agree that (i) no Secured Party except Agent shall have any power, right or remedy hereunder individually to realize upon any of the Collateral or to enforce this Agreement or any other Loan Document, it being understood and agreed that all such powers, rights and remedies hereunder may be exercised solely by Agent, on behalf of the Secured Parties in accordance with the terms hereof and thereof, and (ii) in the event of a foreclosure by Agent on any of the Collateral pursuant to a public or private sale or other disposition, Agent or any other Secured Party may be the purchaser of any or all of such Collateral at any such sale or other disposition and Agent, as agent for and representative of the Secured Parties (but not any of the other Secured Parties in their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Agent at such sale or other disposition. 12.3 Reliance By Agent. Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, or other writing (including any electronic message, facsimile, Internet or intranet website posting, or other distribution), or any statement made to it (orally or otherwise) that is believed by it to be genuine and to have been made, signed, sent, or otherwise authenticated, as applicable, by the proper Person. In determining compliance with any condition hereunder to the making of the Loans that by its terms must be fulfilled to the satisfaction of a Lender, Agent may presume that such condition is satisfactory to such Lender unless Agent shall have received notice to the contrary from such Lender in accordance with Section 16.1 before the making of the Loan. Agent may consult with legal counsel (who may be counsel for Borrowers), independent accountants and other Agent Professionals selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 12.4 Action Upon Default. Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing and shall not be deemed to have knowledge of any Default or Event of Default unless, in its capacity as a Lender it has actual knowledge thereof, or it has received written notice from any other Lender or any Credit Party specifying the occurrence and nature thereof. If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify Agent and the other Lenders thereof in writing specifying in detail the nature thereof. Each Lender agrees that, except as otherwise provided in any Loan Documents or with the written consent of Agent and Required Lenders, it will not take any Enforcement Action, accelerate Obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales, or other similar dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Borrower where a deadline or limitation period is applicable that would, absent such action, bar enforcement of Obligations held by such Lender, including the filing of proofs of claim in an Insolvency Proceeding.

83 12.5 Indemnification of Agent Indemnitees. EACH SECURED PARTY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS AGENT INDEMNITEES (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY OTHERWISE INDEMNIFIED MATTER ARISING FROM AGENT’S NEGLIGENCE OR STRICT LIABILITY BUT NOT SOLELY FROM AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT DETERMINED IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION BINDING ON AGENT), TO THE EXTENT NOT REIMBURSED BY OBLIGORS (BUT WITHOUT LIMITING THE INDEMNIFICATION OBLIGATIONS OF OBLIGORS UNDER ANY LOAN DOCUMENTS), ON A PRO RATA BASIS, AGAINST ALL CLAIMS THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY AGENT INDEMNITEE, PROVIDED SUCH CLAIM RELATES TO OR ARISES FROM AN AGENT INDEMNITEE’S ACTING AS OR FOR AGENT (IN ITS CAPACITY AS AGENT). In Agent’s discretion, it may reserve for any such Claims made against an Agent Indemnitee and may satisfy any judgment, order, or settlement relating thereto, from proceeds of Collateral before making any distribution of Collateral proceeds to any other Secured Parties. If Agent is sued by any receiver, bankruptcy trustee, debtor-in-possession, or other Person for any alleged preference or fraudulent transfer, then any monies paid by Agent in settlement or satisfaction of such proceeding, together with all interest, costs, and expenses (including attorneys’ fees) incurred in the defense of same, shall be reimbursed to Agent by each Lender to the extent of its Pro Rata Share. All payment obligations under this Section 12.5 shall be due and payable ON DEMAND, together with interest thereon, computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Loans until such defaulted sum is Paid in Full. 12.6 Limitation on Responsibilities of Agent. Agent shall not be liable for any action taken or not taken by it under any Loan Document (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Agent shall believe in Good Faith shall be necessary, under the circumstances as provided in Section 16.2) or (b) other than resulting solely from its own gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction by final and non-appealable judgment binding on Agent. Agent does not assume any responsibility for any failure or delay in performance or any breach by any Obligor or any Secured Party of any obligations under the Loan Documents. Agent does not make to Lenders any express or implied warranty, representation, or Guarantee with respect to any Obligations, Collateral, Loan Documents, or Borrower. No Agent Indemnitee shall be responsible to any Secured Party for (a) any recitals, statements, information, representations, or warranties contained in any Loan Documents; (b) the execution, validity, genuineness, effectiveness, or enforceability of any Loan Documents; (c) the genuineness, enforceability, collectability, value, sufficiency, location, or existence of any Collateral, or the validity, extent, perfection or priority of any Lien therein; (d) the validity, enforceability or collectability of any Obligations; or (e) the assets, liabilities, financial condition, results of operations, business, creditworthiness, or legal status of any Credit Party or Account Debtor. No Agent Indemnitee shall have any obligation to any Secured Party to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 6 or elsewhere herein or in any other Loan Document. Agent shall have no liability with respect to the administration, submission or any other matter related to the rates in the definition of Term SOFR Rate or with respect to any comparable or successor rate thereto.

84 12.7 Resignation; Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving at least thirty (30) days prior written notice thereof to Lenders and Borrower Representative (provided that no notice to or approval of Lenders or Borrowers shall be required (i) in any case where the successor Agent is one of the Lenders or (ii) after the occurrence and during the continuance of any Event of Default). Upon receipt of such notice, the Required Lenders shall have the right to appoint a successor Agent that must be either (i) a Lender or an Affiliate of a Lender or (ii) if no Lender or such Affiliate of a Lender willing to accept such appointment, then, a commercial bank that is organized under the laws of the United States or any state or district thereof, or an Affiliate of such bank, and is reasonably acceptable (such consent not to be unreasonably withheld, conditioned or delayed) to Borrowers (provided no consent of Borrowers shall be required if an Event of Default exists). If no successor agent is appointed before the effective date of the resignation of Agent, then Agent may appoint a successor agent meeting the qualifications set forth above, provided that if Agent shall notify Borrowers and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral security held by Agent on behalf of the Lenders under any of the Loan Documents the retiring Agent shall continue to hold such Collateral security until such time as a successor Agent is appointed) and (2) all payments, communications, and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section 12.7. Upon acceptance by a successor Agent of an appointment to serve as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the powers and duties of the retiring Agent without further act, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 12.7) but shall continue to have the benefits of the indemnification set forth in Sections 12.5, 16.3, and 16.4. Notwithstanding any Agent’s resignation, the provisions of this Section 12.7 shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while Agent. Any successor to Whitehawk by merger or acquisition of Equity Interests or its Loans hereunder shall continue to be Agent hereunder without further act on the part of the parties hereto, unless such successor resigns as provided above. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders (the “Removal Effective Date”)), then, such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date and the Required Lenders instituting such removal shall continue thereafter as co-Agents unless and until a successor Agent is appointed and accepts such appointment. 12.8 Separate Collateral Agent. It is the intent of the parties that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business in any jurisdiction. If Agent believes that it may be limited in the exercise of any rights or remedies under the Loan Documents due to any Applicable Law or for convenience or other purposes, Agent may appoint an additional Person who is not so limited, as a separate collateral agent or co-collateral agent for all or any portion of the Collateral. If Agent so appoints a collateral agent or co-collateral agent, each right and remedy intended to be available to Agent under the Loan Documents shall also be vested in such separate agent. Every covenant and obligation necessary to the exercise thereof by such agent shall run to and be enforceable by it as well as Agent. Lenders shall execute and deliver such documents as Agent deems appropriate to vest any rights or remedies in such agent. If any collateral agent or co-collateral agent shall die or dissolve, become incapable of acting, resign, or be removed, then all the rights and remedies of such agent, to the extent permitted by Applicable Law, shall vest in and be exercised by Agent until appointment of a new agent. 12.9 Due Diligence and Non-Reliance. Each Secured Party acknowledges and agrees that it has, independently and without reliance upon Agent or any other Secured Party, or any of their respective

85 Related Parties, and based upon such documents, information, and analyses as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and to fund the Loans hereunder, make or participate in other credit extensions to Obligors hereunder and grant other financial accommodations to or on behalf of any Obligor pursuant hereto. Each Secured Party has made such inquiries concerning the Loan Documents, the Collateral and each Obligor as such Lender believes necessary. Each Secured Party further acknowledges and agrees that the other Secured Parties, including Agent, or any of their respective Related Parties, have made no representations or warranties concerning any Obligor or Subsidiary, any Collateral, or the legality, validity, sufficiency, or enforceability of any Loan Documents or Obligations. Each Secured Party will, independently and without reliance upon the other Secured Parties, including Agent and or any of their respective Related Parties, and based upon such financial statements, documents, and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making the Loans, making or participating in other credit extensions to Obligors and granting other financial accommodations to or on behalf of any Obligor and in taking or refraining from any action under any Loan Documents. Except as expressly required hereby and except for notices, reports, and other information expressly requested by or any Lender, Agent shall have no duty or responsibility to provide any Lender or any other Secured Party with any notices, reports, or certificates furnished to Agent by any Obligor or Subsidiary or any credit or other information concerning the affairs, financial condition, business, or Properties of any Obligor or Subsidiary that may come into possession of Agent or any of its Affiliates. 12.10 Remittance of Payments. (a) Remittances Generally. All payments by any Lender to Agent shall be made by the time and on the day set forth in this Agreement, in immediately available funds. If no time for payment is specified or if payment is due on demand by Agent and request for payment is made by Agent by 11:00 a.m. on a Business Day, payment shall be made by such Lender not later than 2:00 p.m. on such day, and if request is made after 11:00 a.m., then payment shall be made by 11:00 a.m. on the next Business Day. Payment by Agent to any Lender shall be made by wire transfer, in the type of funds received by Agent. Any such payment shall be subject to Agent’s right of offset for any amounts due from such Lender under the Loan Documents. From and after the due date for payment by Lenders, such payment shall bear interest computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Loans until such defaulted sum is Paid in Full. (b) Failure to Pay. If any Lender fails to pay any amount when due by it to Agent pursuant to the terms hereof, such amount shall bear interest from the due date until paid at the rate determined by Agent as customary in the banking industry for interbank compensation. In no event shall Borrowers be entitled to receive credit for any interest paid by a Lender to Agent. (c) Recovery of Payments. If Agent pays any amount to a Secured Party in the expectation that a related payment will be received by Agent from an Obligor and such related payment is not received, then Agent may recover such amount from each Secured Party that received it. If Agent determines at any time that an amount received under any Loan Document must be returned to an Obligor or paid to any other Person pursuant to Applicable Law or otherwise, then, notwithstanding any other term of any Loan Document, Agent shall not be required to distribute such amount to any Secured Party. If any amounts received and applied by Agent to any Obligations are later required to be returned by Agent pursuant to Applicable Law, each Lender shall pay to Agent, ON DEMAND, such Lender’s

86 Pro Rata Share of the amounts required to be returned in accordance with Section 4.1, together with interest thereon, computed on the basis of a year of three hundred sixty (360) days, for the actual number of days elapsed in the period during which it accrues, for three (3) Business Days at the Federal Funds Rate and thereafter at the interest rate then applicable to Base Rate Loans until such defaulted sum is Paid in Full. 12.11 Agent in its Individual Capacity. As a Lender, Agent shall have the same rights and remedies under the other Loan Documents as any other Lender, and the terms “Lenders,” “Required Lenders,” or any similar term, as and when used herein or in any other Loan Document, unless otherwise expressly provided, shall include Agent in its capacity as a Lender. Each of Agent and its Affiliates may accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial or other advisor to, and generally engage in any kind of business with, Borrowers and their Affiliates, as if Agent were any other bank, without any duty to account therefor (including any fees or other consideration received in connection therewith) to the other Lenders. In their individual capacity, Agent and its Affiliates may receive information regarding Borrowers, their Affiliates and their Account Debtors (including information subject to confidentiality obligations), and each Lender agrees that Agent and its Affiliates shall be under no obligation to provide such information to Lenders if acquired in such individual capacity and not as Agent hereunder. 12.12 No Third Party Beneficiaries. Other than as set forth in Sections 12.2, 12.7 and 12.10(d), this Section 12 is an agreement solely among Agent, the Lenders and the other Secured Parties and shall survive Payment in Full of the Obligations (including the Exit Fee). Other than as set forth in Sections 12.2, 12.7 and 12.10(d), this Section 12 does not confer any rights or benefits upon Credit Parties, any Obligor or any other Person, and no Credit Party, Obligor or other Person shall have any standing to enforce this Section 12. As between Credit Parties and Agent, any action that Agent may take under any Loan Documents or with respect to any Obligations shall be conclusively presumed to have been authorized and directed by the Lenders and the other Secured Parties, as applicable. 12.13 Certifications From Lenders and Participants; PATRIOT Act; No Reliance. (a) PATRIOT Act Certifications. Each Lender or assignee or Participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Agent the certification, or, if applicable, recertification, certifying that such Lender, assignee or Participant is not a “shell” and certifying to other matters as required by Section 313 of the PATRIOT Act and the applicable regulations: (1) within ten (10) days prior to the Closing Date, and (2) as such other times as are required under the PATRIOT Act. (b) No Reliance. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, Participants or assignees, may rely on Agent to carry out such Lender’s, Affiliate’s, Participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 1020.220 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Credit Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii)

87 any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Anti-Terrorism Laws. 12.14 Bankruptcy. (a) Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to any Credit Party, Agent (irrespective of whether the principal of the Loans shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such Insolvency Proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations (including the Exit Fee) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, Agent (including any claim for compensation, expenses, disbursements and advances of Lenders and Agent and their respective agents and counsel and all other amounts due Lenders and Agent arising hereunder) allowed in such Insolvency Proceeding; and (ii) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments directly to Agent and, in the event that Agent shall consent to the making of such payments directly to Lenders to pay to Agent any amount due for the compensation, expenses, disbursements and advances of Agent and its agents and counsel, and any other amounts due Agent hereunder. (b) Credit Bids. The holders of the Obligations hereby irrevocably authorize Agent, acting at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including the Exit Fee) (including accepting some or all of the Collateral in satisfaction of all or some of the Obligations pursuant to a deed in lieu of foreclosure, strict foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including Sections 363, 1123 or 1129 thereof, or any similar Applicable Law in any other jurisdictions to which a Credit Party is subject, or (b) at any sale or foreclosure or acceptance of collateral in lieu of Debt conducted by (or with the consent of, or at the direction of) Agent (whether by judicial action or otherwise) in accordance with any Applicable Law or otherwise. In connection with any such credit bid and purchase, the Obligations owed to the holders thereof shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or Debt instruments of the acquisition vehicle(s) used to consummate such purchase). In connection with any such credit bid or purchase or foreclosure or acceptance (i) Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle(s) (provided that any actions by Agent with respect to such acquisition vehicle(s), including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement) and (ii) to the extent that any Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (whether as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Debt that is credit bid by the

88 acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the holders of the Obligations pro rata and the Equity Interests or Debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled without the need for any Lender or any acquisition vehicle to take any further action. SECTION 13 ASSIGNMENTS AND PARTICIPATIONS 13.1 Successors and Assigns. (a) Binding Effect. Subject to Section 6.1, this Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto as of the Closing Date. Thereupon, the provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Credit Party (other than resulting from a merger of a Credit Party with and into another Credit Party that is otherwise permitted under this Agreement) may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Documents except (i) to an assignee in accordance with the provisions of Section 13.1(b), (ii) by way of participation in accordance with the provisions of Section 13.1(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 13.1(e); and any other attempted assignment or transfer by any party hereto shall be null and void ab initio. Nothing in this Agreement or any other Loan Document, whether expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 13.1(d) and, to the extent expressly contemplated hereby, the Indemnitees and any other express third party beneficiaries) any legal or equitable right, remedy or claim under or by reason of this Agreement or any other Loan Document. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loans and obligations hereunder at the time owing to it) and the other Loan Documents; provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Loans at the time owing to it (in each case with respect to any credit facility) or contemporaneous assignments to Approved Funds that equal at least the amounts specified in Section 13.1 (b)(i)(B) in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or if Whitehawk is the assignor, no minimum amount need be assigned; and (B) in any event not described in Section 13.1(b)(i)(A), the aggregate amount of the Loans and other Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to Agent

89 or, if a “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than $500,000, unless Agent otherwise consents. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 13.1(b)(i)(B) and, in addition thereto, the consent of Agent shall be required unless such assignment is made by Whitehawk or is made by any Lender to a Person that is a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment Agreement. The parties to each assignment shall execute and deliver to Agent an Assignment Agreement, together with a processing and recordation fee in an amount determined by Agent, unless waived, in whole or in part by Agent in its discretion. The assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire and any applicable tax forms as required under Section 14.3(g). (v) No Assignment to Certain Persons. No such assignment shall be made by any Lender to any Borrower or other Credit Party or any of a Borrower’s or a Credit Party’s Affiliates or Subsidiaries. (vi) No Assignment to Natural Persons. No such assignment shall be made by any Lender to a natural person. (vii) Certain Additional Payments. In addition to the foregoing, an assignment fee in the minimum amount of $3,500 shall be payable by any assigning Lender to Agent with respect to each assignment, unless waived by Agent in its sole discretion. Subject to acceptance and recording thereof by Agent pursuant to Section 13.1(c), from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations (other than its confidentiality obligations) under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 7.23, Section 8.9, Section 14.2, Section 14.3 and Section 16.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Borrowers will execute and deliver on request, at their own expense, Notes to the assignee evidencing the interests taken by way of assignment hereunder. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.1(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.1(d). (c) Register. Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at one of its offices in the United States, a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amounts (and stated interest) of the Loans and Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrowers, Agent and the

90 Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by Borrower Representative and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or Agent, sell participations to any Person (other than a natural Person or a Borrower or other Credit Party or any of a Borrower’s or other Credit Party’s Affiliates or Subsidiaries) (subject to the foregoing prohibitions, each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that, notwithstanding the sale of such participation, (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrowers, Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 16.3 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Sections 16.2(a)(iii) and 16.2(a)(iv) that affects such Participant. Borrowers agree that each Participant shall be entitled to the benefits of Sections 14.1, 14.2 and 14.3 (subject to the requirements and limitations therein, including the requirements under Section 14.3 (it being understood that the documentation required under Section 14.3 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.1(b); provided that such Participant (A) agrees to be subject to the provisions of Section 14.4 as if it were an assignee under Section 13.1(b); and (B) shall not be entitled to receive any greater payment under Sections 14.2 or 14.3, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation pursuant hereto agrees, at Borrowers’ request and expense, to use reasonable efforts to cooperate with Borrowers to effectuate the provisions of Section 14.4 with respect to any Participant. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 16.6 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all

91 purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, or any promissory notes evidencing its interests hereunder, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 14 YIELD PROTECTION 14.1 Alternate Rate of Interest. (a) Interest Rate Inadequate or Unfair. In the event that Agent or any Lender shall have determined that: (i) reasonable means do not exist for ascertaining the Term SOFR Rate for any Interest Period; (ii) Dollar deposits in the relevant amount and for the relevant maturity are not available, with respect to an outstanding Term SOFR Rate Loan, a proposed Term SOFR Rate Loan, or a proposed conversion of a Base Rate Loan into a Term SOFR Rate Loan; (iii) the making, maintenance or funding of any Term SOFR Rate Loan has been made impracticable or unlawful by compliance by Agent or such Lender in good faith with any Applicable Law or any interpretation or application thereof by any Relevant Governmental Body or with any request or directive of any such Relevant Governmental Body (whether or not having the force of law), or (iv) the Term SOFR Rate will not adequately and fairly reflect the cost to such Lender of the funding, establishment, or maintenance of any Term SOFR Rate Loan during the applicable Interest Period, and Lenders have provided notice of such determination to Agent, then Agent shall give Borrower Representative prompt written or telephonic notice of such determination. If such notice is given prior to a Benchmark Replacement Date (as defined below), the Term SOFR Rate Loan shall be converted into a Base Rate Loan, or, if Borrower Representative shall notify Agent, no later than 1:00 p.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of Term SOFR Rate Loan. Until such notice has been withdrawn, Lenders shall have no obligation to maintain outstanding affected Term SOFR Rate Loans and no Borrower shall have the right to convert a Base Rate Loan or an unaffected type of Term SOFR Rate Loan into an affected type of Term SOFR Rate Loan. (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any Loan Document (and any agreement executed in connection with an

92 Interest Rate Hedge shall be deemed not to be an “Loan Document” for purposes of this Section 14.1(b)), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (A) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any Loan Document and (B) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any Loan Document so long as Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Agent will have the right, in consultation with Borrower Representative, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in the Loan Documents, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Loan Document. (iii) Notices; Standards for Decisions and Determinations. Agent will promptly notify Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Agent will notify Borrowers of, (x) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or, if applicable, Borrower Representative or any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any Loan Document except, in each case, as expressly required pursuant to this Section. (c) Compensation for Breakage or Non Commencement of Interest Periods. Borrowers shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable out-of- pocket losses, expenses and liabilities (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its Term SOFR Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender sustains: (i) if for any reason (other than a default by such Lender) a borrowing of any Term SOFR Rate Loans does not occur on a date specified

93 therefor in a Notice of Borrowing or a telephonic request for borrowing; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Term SOFR Rate Loans occurs on any day other than the last day of an Interest Period applicable to that Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including as a result of an assignment in connection with the replacement of a Lender pursuant to Section 14.4(b); or (iii) if any prepayment of any of its Term SOFR Rate Loans is not made on any date specified in a notice of prepayment given by Borrowers. A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender for breakage or otherwise, as specified herein, and the circumstances giving rise thereto shall be delivered to Borrower Representative and shall be conclusive absent manifest error. In the absence of any such manifest error, Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Borrowers shall not be required to compensate a Lender pursuant to this Section 14.1 for any such amounts incurred more than six (6) months prior to the date that such Lender delivers to Borrower Representative the foregoing certificate. 14.2 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining the Loans or of maintaining its obligation to make the Loans, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, Credit Parties will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital and Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time Credit Parties will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

94 (c) Certificates for Reimbursement. A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Sections 14.2(a) and 14.2(b) and the circumstances giving rise thereto shall be delivered to Borrower Representative and shall be conclusive absent manifest error. In the absence of any such manifest error, Credit Parties shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 14.2 shall not constitute a waiver of such right to demand such compensation, provided that Credit Parties shall not be required to compensate a Lender pursuant to this Section 14.2 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender delivers to Borrowers the certificate referenced in Section 14.2(c) and notifies Borrower Representative of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 14.3 Taxes. (a) Certain Terms. For purposes of this Section 14.3, and without limitation the term “Applicable Law” shall include FATCA. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Credit Party hereunder or under any other Loan Document shall be made free and clear of, without any deduction or withholding for, any Taxes, except as otherwise may be required by Applicable Law. If any Applicable Law (as determined in the discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then, the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then, the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 14.3) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnification. The Credit Parties shall jointly and severally indemnify each Recipient and shall make payment in respect thereof within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 14.3) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to Borrower Representative by a Recipient (with a copy

95 to Agent), or by Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Lender Indemnity. Each Lender shall severally indemnify Agent and make payment to Agent within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.1(d) relating to the maintenance of a participant register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Loan Document, and any expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this Section 14.3(e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 14.3, such Credit Party shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of a return reporting such payment or other evidence of such payment satisfactory to Agent. (g) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower Representative and Agent, at the time or times reasonably requested by Borrower Representative or Agent, such properly completed and executed documentation reasonably requested by Borrower Representative or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower Representative or Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower Representative or Agent as will enable Borrower Representative or Agent to determine whether such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to Borrower Representative and Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or

96 Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed originals of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN (or W- 8BEN-E, as applicable) ; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN (or W-8BEN-E, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower Representative and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower Representative or Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower Representative or Agent to determine the withholding or deduction required to be made; and

97 (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower Representative and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower Representative or Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower Representative and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower Representative and Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. Unless required by Applicable Law, at no time shall Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any indemnified party determines, in its discretion exercised in Good Faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 14.3 (including by the payment of additional amounts pursuant to this Section 14.3), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 14.3 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 14.3(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 14.3(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 14.3(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 14.3(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 14.3 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loan Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document. 14.4 Mitigation Obligations; Designation of a Different Lending Office. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 14.2, or requires Borrowers to pay any Indemnified Taxes or additional amounts to such Lender or any Governmental Authority for the account of such

98 Lender pursuant to Section 14.3, then such Lender shall (at the request of Borrowers) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 14.2 or Section 14.3, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment ON DEMAND. SECTION 15 GUARANTY 15.1 Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Credit Parties (such obligations, being the “Guaranteed Obligations”), and agrees to pay any and all costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Agent, the Lenders and the other Secured Parties in enforcing any rights under the guaranty set forth in this Section 15. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrowers or any other Credit Party or any other guarantor of all or any portion of the Obligations to Agent, the Lenders and the other Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving a Borrower or any other Credit Party or any other guarantor of all or any portion of the Obligations. 15.2 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent, the Lenders or any other Secured Party with respect thereto. The obligations of each Guarantor under this Section 15 are independent of the underlying Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Credit Party or any other guarantor of all or any portion of the Obligations or whether any other Credit Party or Person is joined in any such action or actions. The liability of each Guarantor under this Section 15 constitutes a primary obligation, and not a contract of surety, and shall be irrevocable, absolute and unconditional irrespective of, and to the extent permitted by applicable law, each Guarantor hereby irrevocably waives any defenses (other than payment in full in cash, and performance in full, of all of the Guaranteed Obligations) it may now or hereafter have in any way relating to, any or all of the following: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or otherwise; (iii) any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (iv) any change, restructuring, amalgamation, merger or termination of the corporate, limited liability company or partnership structure or existence of any Credit Party or any other guarantor of all or any portion of the Obligations or any insolvency, bankruptcy, winding- up, liquidation, dissolution, or other similar proceeding affecting any Credit Party or any other guarantor of all or any portion of the Obligations; (v) any impossibility, impracticality, frustration of purpose, illegality, force majeure, or act of any Governmental Authority, (vi) any limitation, postponement, subordination, prohibition, or other restriction on the rights and remedies of the Secured Parties in

99 connection with the Obligations (including any court order that purports to prohibit or suspend the acceleration of the time for payment of any of the Obligations, the Credit Parties’ or any other guarantor of all or any portion of the Obligations payment of the Obligations, or the rights and remedies of the Secured Parties against the Credit Parties or any other guarantor of all or any portion of the Obligations in connection with the Obligations); (vii) any sale, in whole or in part, of any Credit Party's business or assets; (viii) any right or alleged right of set-off, counterclaim, defense, appropriation, or application or any claim or demand that a Guarantor may at any time have or any allege to have against any other Credit Party or any other guarantor of all or any portion of the Obligations, any Secured Party, or any other Person; (ix) the failure of any Secured Party to marshal the assets of any Credit Party or any other guarantor of all or any portion of the Obligations; (x) the absence, impairment, or loss of any Guarantor’s right to subrogation, reimbursement, or contribution or any other right against any other Credit Party or any other guarantor of all or any portion of the Obligations or any security or any Collateral granted in connection herewith or any other Loan Document; (xi) an intermediate payment of all or any part of the Obligations; or (xii) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Agent, the Lenders or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Credit Party or any other guarantor or surety. This Section 15 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Agent, the Lenders or any other Person for any reason (including, without limitation, the insolvency, bankruptcy or reorganization of a Credit Party or any other guarantor of all or any portion of the Obligations) or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made. 15.3 Waiver. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Section 15 and any requirement that Agent, the Lenders or any other Secured Party exhaust any right or take any action against any Credit Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Section 15, and acknowledges that this Section 15 is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. 15.4 Continuing Guaranty. This Section 15 is a continuing guaranty and shall (i) remain in full force and effect until the occurrence of both the cash payment in full of the Guaranteed Obligations and all other amounts payable under this Section 15, (ii) be binding upon each Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by Agent, the Lenders and the other Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including all or any portion of its Commitments and its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 13.1. 15.5 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Credit Party or any other guarantor of all or any portion of the Obligations that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Section 15, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent, the Lenders or any other Secured Party against any Credit Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Credit Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed

100 Obligations and all other amounts payable under this Section 15 shall have been paid in full in cash and all of the Commitments shall have been terminated; provided, however, that no Guarantor has any rights hereunder against any Credit Party or any other guarantor of all or any portion of the Obligations or, in each case, any of its Subsidiaries if all or any portion of the Guaranteed Obligations shall have been satisfied with proceeds from the exercise of remedies in respect of the Capital Stock of such Person pursuant to any Security Agreement or any Pledge Agreement. In addition, unless and until all of the Guaranteed Obligations and all other amounts payable under this Section 15 shall have been paid in full in cash, any Debt or other obligation of any Credit Party now or hereafter held by any Guarantor is subordinated in right of payment to the Guaranteed Obligations, and any such Debt or other obligation of any such Credit Party to any Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing prior to the date on which all of the Guaranteed Obligations and all other amounts payable under this Article 15 shall have been paid in full in cash and all of the Commitments shall have been terminated, shall be held in trust for Agent on behalf of itself, the Lenders, and the other Secured Parties and upon demand by Agent shall forthwith be paid over to Agent for the benefit of itself, the Lenders and the other Secured Parties to be credited and applied against the Guaranteed Obligations. If any amount shall be paid to any Guarantor in violation of the immediately preceding two sentences, such amount shall be held in trust for the benefit of Agent, the Lenders and the other Secured Parties and upon demand by Agent shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Section 15, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Section 15 thereafter arising. 15.6 Maximum Obligations. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Secured Parties from such Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from the other Guarantors under Section 15.7. 15.7 Contribution. (a) To the extent that any Guarantor shall make a payment of all or any of the Obligations (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s Guarantor Allocable Amount (as determined immediately prior to such Guarantor Payment) bore to the aggregate Guarantor Allocable Amounts of all of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guaranteed Obligations, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, the other Guarantors for the amount of such excess, pro rata based upon their respective Guarantor Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Guarantor Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

101 (c) Each Guarantor acknowledges that the rights of contribution and indemnification owing to such Guarantor under this Section 15.7 constitute assets of such Guarantor. (d) The rights of the Guarantors against other Guarantors under this Section 15.7 shall be exercisable only upon the payment in full in cash of the Guaranteed Obligations and the termination of all of the Commitments. 15.8 No Release. (a) Without limiting the generality of this Section 15 and without limiting, releasing, discharging, or otherwise affecting, in whole or in part, each Guarantor’s liability under this guaranty, the Secured Parties may, from time to time and without giving notice to or obtaining the consent of any Guarantor (but vis a vis any Borrower, without limiting any notice or consent required to be given or obtained to such Borrower), (i) discontinue, reduce, increase, or otherwise vary any Borrower's and any other Credit Party's or other Person’s credit, including the Obligations, in any manner (including variations in interest rates, fees, principal amounts, margin requirements, conditions for the extension of credit and the determination of the amount of credit available, positive and negative covenants, the application of payments received by or on behalf of the Credit Parties, and events of default)’ (ii) make any change to the time, manner, or place of payment under, or to any other term of, the Loan Documents (including supplementing or replacing any of those agreements), (iii) waive any Borrower’s or any other Credit Party’s or any other Person’s failure to carry out any of its obligations under any of the Loan Documents, (iv) grant renewals, extensions of time, indulgences, releases, and discharges to any Borrower, any other Credit Party, or any other Person, (v) with respect to security or Collateral given by Borrowers, the other Credit Parties or any other Person in connection with the Obligations, (i) take, perfect, or maintain or refrain from taking, perfecting, or maintaining that security or collateral, (ii) subordinate, release, discharge, or compromise any of that security or collateral, and (iii) otherwise deal with that security or collateral in any manner it sees fit, (vi) release, substitute, or add any co-signer, endorser, or other guarantor of the Obligations, (vii) accept compositions, compromises, or arrangements from any Borrower, any other Credit Party, or any other Person, (viii) fail to notify any Guarantor of (x) acceptance of this guaranty, (y) partial payment or non-payment of all or any part of the Obligations, or (y) the sale or other disposition of any property securing the Obligations or any guaranty thereof, or any defect in any notice of sale or other disposition,

102 (ix) apply all monies received at any time from any Borrower, any other Credit Party, or any other Person or from the proceeds of any security that the Secured Parties hold in connection with the Obligations, or change any application of those monies, not being bound by the law of imputation and regardless of any direction that any Borrower, any other Credit Party, or any other Person may give regarding application of those monies, and (x) otherwise deal or fail to deal with Borrowers, the other Credit Parties, and all other Persons and any security that the Secured Parties hold in connection with the Obligations. (b) Each Guarantor waives each of the above defenses to the fullest extent permitted under applicable law. 15.9 Limitation Period. If any limitation period applies to any claim for payment of the Guaranteed Obligations or remedy for enforcement of the Guaranteed Obligations, then: (a) if applicable law permits, any limitation period is expressly excluded and entirely waived, (b) if applicable law prohibits a complete exclusion and waiver of any limitation period, any limitation period is extended to the maximum length permitted by applicable law, (c) any applicable limitation period begins only after express demand has been made that the Guarantors pay the Guaranteed Obligations, and (d) any applicable limitation period begins afresh upon any Guarantor making any payment or other acknowledgement of the Guaranteed Obligations. 15.10 Guaranty in Addition. The guaranty included in this Section 15 is in addition to and not in substitution for any other guaranty, security, or agreement now or later held by the Secured Parties in connection with the Obligations. SECTION 16 MISCELLANEOUS 16.1 Notices. (a) Notices Generally. Except as provided in Section 16.1(b), all notices and other communications provided for herein or in any other Loan Document shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, as follows: (i) if to Agent, Borrowers, Borrower Representative or any other Credit Party, to the address, telecopier number or electronic mail address specified in Appendix B: (ii) if to any Lender, to the address, telecopier number or electronic mail address in its Administrative Questionnaire on file with Agent.

103 Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in Section 16.1(b), shall be effective as provided in Section 16.1(b). (b) Electronic Communications. Notices and other communications to Agent and the Lenders hereunder or under any other Loan Document may be delivered or furnished by electronic communication (including, without limitation, an Approved Electronic Communication) pursuant to procedures adopted or approved by Agent from time to time, provided that the foregoing shall not apply to notices to any Lender if such Lender has notified Agent and Borrower Representative that it is incapable of receiving such notices and other communications by electronic communication. Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures adopted or approved by it, provided that adoption or approval of such procedures may be limited to particular notices or communications. Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided that, with respect to clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Change of Address, Etc. Any party hereto may change its address, telecopier number or e-mail address for notices and other communications hereunder and under any other Loan Documents by written notice to the other parties hereto in the manner prescribed in Section 16.1(a). 16.2 Amendments. (a) Consent; Amendment; Waiver. None of this Agreement, any other Loan Document or any term hereof or thereof may be amended orally, but only by an instrument in writing signed by the Required Lenders, or in the case of Loan Documents executed by Agent (and not the other Lenders), signed by Agent and approved by the Required Lenders and, in the case of an amendment, also by Credit Parties (or Borrower Representative acting on their behalf); provided, however, that: (i) without the prior written consent of each Lender directly affected thereby, no modification shall be effective that would (A) increase the Loan Commitment of such Lender (or reinstate any Loan Commitment terminated pursuant to Section 2.1(c)); (B) reduce the amount of, or waive, delay or extend the payment of, or forgive the payment of, any principal, interest or fees payable to such Lender (except as provided in Section 4.2); provided that only the consent of the Required Lenders shall be necessary to waive any obligation of Borrowers to pay interest at the Default Rate during the existence of an Event of Default and to modify Section 14.1; (C) extend the Stated Termination Date; (D)

104 make (or permit the payment of) any Loan, interest, fee or other amount payable hereunder or under any other Loan Document in any currency other than a currency expressly provided herein or in any other Loan Document for such payment; or (E) amend or otherwise modify this clause (iii); (ii) without the prior written consent of all Lenders, no modification shall be effective that would (A) amend, waive, or alter the application of payments or obligations of Agent or any Lender under Section 5.4 or Section 5.5 (except to the extent provided in Section 4.2); (B) amend or waive the provisions of this Section 16.2(a); (C) amend the definitions of “Pro Rata,” “Pro Rata Share” or “Required Lenders” (and any defined terms used in each such definition) or any other provision of this Agreement or any other Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; (D) release all or substantially all of the Collateral, except to the extent expressly permitted by the terms hereof or of any Security Document relative thereto; (E) release any Obligor from liability for any Obligations, except to the extent expressly permitted by the terms hereof or of any Loan Document evidencing such liability; (F) contractually subordinate any of Agent’s Liens in and to the Collateral; or (G) contractually subordinate the payment of any Obligations to any other Debt; and (iii) without the prior written consent of the Required Lenders, amend any provision in a Loan Document for which Required Lenders’ consent is required. The foregoing notwithstanding (1) modifications to the Loan Documents may be made to the extent necessary to grant a security interest in additional Collateral to Agent for the benefit of the Secured Parties with the prior written consent of Agent and affected Credit Parties (or Borrower Representative, acting on their behalf) only pursuant to documentation satisfactory to Agent and such Credit Parties (or Borrower Representative, acting on their behalf) without the consent of any Lender, (2) only the consent of Agent shall be required to amend Appendix A to reflect assignments of the Loans in accordance with this Agreement, (3) modifications of a Loan Document that deal solely with the rights and duties of Lenders and/or, Agent as among themselves shall not require the consent of any Credit Party, (4) modifications of a Loan Document to cure or correct administrative errors or omissions, or any ambiguity, omission, defect or inconsistency, or to effect or reflect administrative changes may be made by Agent and Credit Parties (or Borrower Representative, acting on their behalf) without the consent of any other party to the Loan Documents, so long as (A) such modification does not adversely affect the rights of any Lender in any material respect and (B) all Lenders shall have received at least five (5) Business Days’ prior written notice thereof and Agent shall not have received within five (5) Business Days after the date of receipt of such notice to the Lenders a written notice from the Required Lenders stating that the Required Lenders object to such modification, (5) if this Agreement or any Loan Document contains any blank spaces, such as for dates or amounts, Credit Parties and Lenders hereby authorize and direct Agent to complete such blank spaces according to the terms upon which the transactions contemplated hereby or thereby were contemplated, (6) only the consent of the parties to the Fee Letter shall be required for any modification of such agreement, and (7) Agent (acting alone) may make the modifications contemplated by Section 14.1(b)(ii). (b) Strict Compliance. Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement and each other Loan Document. No waiver or course of dealing shall be established by (i) the failure or delay of Agent or any Lender to require strict performance of any Credit Party to this Agreement or any other Loan Document or to exercise any rights or remedies with respect to Collateral or otherwise; or (ii) acceptance by Agent or any Lender of performance by any Credit Party under this

105 Agreement or any other Loan Document in a manner other than that specified herein or therein. (c) Payment for Consents. No Credit Party will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee, or otherwise, to any Lender in its capacity as a Lender hereunder as consideration for any consent by such Lender with respect to any amendment, waiver of other modification of or to any Loan Document, unless such remuneration or thing of value is concurrently paid, on substantially the same terms, on a Pro Rata basis, to all Lenders providing their consent. For avoidance of doubt, the foregoing limitation shall not apply to any fees paid to Agent in its capacity as Agent in such regard. 16.3 Indemnity; Expenses. EACH CREDIT PARTY SHALL INDEMNIFY, DEFEND, SAVE, PROTECT, AND HOLD HARMLESS THE INDEMNITEES AGAINST ANY “CLAIMS” AND “EXTRAORDINARY EXPENSES” (AS SUCH TERMS ARE DEFINED IN SECTION 1.1) THAT MAY BE INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE; provided, however, that in no event shall any Credit Party have any obligation thereunder to indemnify, defend or hold harmless an Indemnitee with respect to any Claim or Extraordinary Expense that is determined in a final, non-appealable judgment by a court of competent jurisdiction by final and non-appealable judgment binding on such Indemnitee to have resulted solely from the gross negligence, bad faith or willful misconduct of such Indemnitee. In addition to all other Obligations, the obligations and liabilities described in this Section 16.3 shall (a) constitute Obligations; (b) be in addition to, and cumulative with, any other indemnification provisions set forth elsewhere in this Agreement or any other Loan Document; (c) be secured by the Collateral; (d) be due and payable by Credit Parties promptly following written demand therefor; (e) be chargeable against Borrowers’ in the manner set forth in Section 4.1(b) (provided, however, that Agent shall have no obligation to charge such amounts in such manner); and (f) survive termination of this Agreement and the other Loan Documents. 16.4 Reimbursement Obligations. Without limiting the terms of Section 16.3, Credit Parties shall reimburse Agent for all Extraordinary Expenses and for all legal (including all costs of counsel incurred in connection with structuring, documenting, execution, delivery and administration of this Agreement and the other Loan Documents (but other than during a Default or Event of Default or during the pendency of an Insolvency Proceeding of a Credit Party, in connection with an Enforcement Action, any waiver, consent, workout, restructuring, or forbearance with respect to any Loan Documents or Obligations, or any action, arbitration or other proceeding (whether instituted by or against Agent, any Lender, any Credit Party, any representative of creditors of a Credit Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority, or avoidability of Agent’s or any Secured Party’s Liens with respect to any Collateral), Loan Documents, or Obligations, including any lender liability or other Claims)), limited to the documented out-of-pocket fees and expenses of one (1) outside counsel to Whitehawk, in its capacities as Agent and a Lender, and, in the case of an actual conflict of interest, one (1) additional counsel to all relevant conflicted parties (taken as a whole) (and, if necessary, of one (1) local counsel to Whitehawk in any relevant jurisdiction), accounting, appraisal, consulting, and other fees, costs, and expenses incurred by it in connection with (a) negotiation and preparation of this Agreement and the other Loan Documents, including any amendment, waiver, consent, workout, restructuring, forbearance, restatement, supplement or other modification thereof; (b) administration of and actions relating to any Collateral, this Agreement, any Loan Document, and the transactions contemplated hereby and thereby (including any actions taken to establish, perfect or maintain priority of Agent’s Liens in and to any Collateral, to maintain any insurance required hereunder, or to verify (or preserve) the existence or value of Collateral); (c) use of any Register, (d) credit investigations and background checks; (e) during a Default or Event of Default or during the pendency of an Insolvency Proceeding of a Credit Party or in connection with any Enforcement Action and (f) subject to the limits of Section 8.4(b), each inspection, field audit, field examination, or appraisal with

106 respect to any Obligor, Subsidiary, or Collateral, whether prepared by Agent’s personnel or a third party. Credit Parties also shall pay all Extraordinary Expenses of Agent and all legal, accounting, appraisal, consulting, and other fees, costs, and expenses incurred by Agent and each Lender in connection with the enforcement of, or any “workout,” “restructuring,” or an Insolvency Proceeding concerning any Credit Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents, or defending any of the Loan Documents, irrespective of whether a lawsuit or other Adverse Proceeding is brought, or in taking any enforcement action or any remedial action with respect to any Collateral. The parties agree that the costs and expenses indemnified by the Credit Parties hereunder shall not include expenses relating to disputes solely between or among the Lenders, in their respective capacities as such, or any dispute solely between or among a Lender, in its capacity as such, and its Affiliates (excluding, for the avoidance of doubt, expenses arising (i) in connection with disputes involving Agent (in its capacity as such) on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand) or (ii) from acts or omissions of any Credit Parties or their Subsidiaries. 16.5 Performance of Credit Parties’ Obligations. Agent may, in its discretion at any time and from time to time, at Credit Parties’ expense, pay any amount or do any act required of a Credit Party under any Loan Document or otherwise requested by Agent to (a) enforce any Loan Documents or collect any Obligations; (b) protect, insure, maintain or realize upon any Collateral; or (c) defend or maintain the validity or priority of Agent’s Liens in any Collateral, including any payment of any claim by any Third Party Claimant (including any judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim), or any discharge of a Lien. All payments, costs, and expenses (including Extraordinary Expenses) of Agent under this Section 16.5 shall be reimbursed to Agent by Credit Parties, ON DEMAND, with interest from the date incurred to the date of payment thereof at the Default Rate. Any payment made or action taken by Agent under this Section shall be without prejudice to any right to assert an Event of Default or to exercise any other rights or remedies under the Loan Documents. 16.6 Setoff. From and after the occurrence of any Event of Default and during the continuance thereof, in addition to (and not in limitation of) any rights now or hereafter granted under Applicable Law to Agent, any Lender, or, subject to the provisions of Section 13.1(d), any Participant, each subsequent holder of any of the Obligations, and each of their respective Affiliates (collectively, for purposes of this Section 16.6, the “Setoff Parties” and, individually, a “Setoff Party”), is hereby authorized by each Credit Party to setoff and to appropriate and apply any and all deposits (general or special, time or demand, including Debt evidenced by certificates of deposit), in each case, whether matured or un-matured, but excluding (x) any amounts held by any Setoff Party in any escrow payroll, trust, tax or fiduciary account and (y) without the prior consent of Agent, any Blocked Account, and any other Debt at any time held or owing by any Setoff Party to or for the credit or the account of any Credit Party, against the Obligations as provided in this Agreement, irrespective of whether (a) any demand for such Obligations has been made; or (b) the Obligations have been accelerated as contemplated in Section 11.2; or (c) such Obligations are contingent or un-matured. Any sums obtained by any Setoff Party shall be subject to the requirements for application of payments to the Obligations as set forth in this Agreement. The rights granted to each Setoff Party under this Section 16.6 may be exercised at any time or from time to time, without notice to any Credit Party or any other Person, except that each Setoff Party shall notify Agent promptly (but in any event within one (1) Business Day) after exercising such right of setoff, specifying the amount thereof. Each Credit Party hereby waives any right that it may have as a matter of Applicable Law to any such notice. 16.7 Independence of Covenants; Severability. All covenants hereunder and under any other Loan Document shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise would be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such manner as to be valid under Applicable Law.

107 To the extent any such provision is found to be invalid or unenforceable under Applicable Law in a given jurisdiction, then (a) such provision shall be ineffective only to such extent; (b) the remainder of such provision and the other provisions of this Agreement and the other Loan Documents shall remain in full force and effect in such jurisdiction; and (c) such provision shall remain in full force and effect in any other jurisdiction. 16.8 Cumulative Effect; Conflict of Terms. The parties to this Agreement and each other Loan Document acknowledge that different provisions of this Agreement and the other Loan Documents may contain requirements, limitations, restrictions, or permissions relating to the same subject matter and, in such case, all of such provisions shall be deemed to be cumulative (rather than instead of one another) and must be satisfied or performed, as applicable. Except as otherwise provided herein or in another Loan Document (by specific reference to the applicable provision of this Agreement), to the extent any provision contained in this Agreement conflicts directly with any provision in another Loan Document, then, the provision in this Agreement shall control. 16.9 Counterparts. This Agreement, the other Loan Documents and any amendments, waivers, or consents relating hereto or thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which when taken together, shall constitute one and the same instrument. 16.10 Electronic Transmission. Subject to compliance with Section 16.1 and in accordance therewith, delivery by one or more parties hereto of an executed counterpart of this Agreement and any other Loan Document via an Approved Electronic Communication pursuant to which the signature of such party can be seen or presumed sent (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement and such other Loan Document or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement or any other Loan Document to any other party pursuant hereto or to any other Loan Document by an Approved Electronic Communication in accordance with Section 16.1, shall also deliver an original executed counterpart thereof to such party, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement or such other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form. 16.11 NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 16.12 Relationship with Lenders. The Debts, obligations and Loan Commitments of each Lender hereunder and under each other Loan Document are several, and not joint, and no Lender shall be responsible for any Debts, obligations or Loan Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of Entity. Amounts payable hereunder by Agent or any Lender, on the one hand, to any other of such Persons, on the other hand, shall be separate and independent Debts and obligations, and claims by one of such Persons against any other of such Persons may proceed between such Persons without requiring the joinder of Agent or any Lender as an additional party. Nothing in this Agreement and no action of

108 Agent or the Lenders pursuant to the Loan Documents shall cause Agent and the Lenders, or any of them, to be deemed a partnership, association, joint venture, or any other kind of Entity with each other or with any Credit Party, or to have any Control of each other or any Credit Party. 16.13 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated by any Loan Document, Credit Parties acknowledge and agree that: (a) (i) the credit facility(ies) evidenced by this Agreement and each other Loan Document and any related arranging or other services by Agent, any Lender, any of their Affiliates are arm’s-length commercial transactions between Credit Parties and such Persons; (ii) Credit Parties have consulted their own legal, accounting, regulatory, and tax advisors to the extent they have deemed appropriate, in regard thereto; and (iii) Credit Parties are capable of evaluating and understanding, and do understand and accept, the terms, risks, and conditions of the transactions contemplated by this Agreement and the other Loan Documents; (b) each of Agent, the Lenders and their Affiliates is and has been acting solely as a principal in connection with the credit facility(ies) evidenced by this Agreement and each other Loan Document, is not the financial advisor, agent, or fiduciary of, to, or for any Credit Party or any of their Affiliates or any other Person, and has no obligation with respect to the transactions contemplated by this Agreement and the other Loan Documents, except as may be expressly set forth herein or therein; and (c) Agent, the Lenders and their Affiliates now or hereafter may be engaged in a broad range of transactions that involve interests that differ from the Credit Parties and their Affiliates and have no obligation to disclose any of such interests to any Credit Party or any such Affiliate at any time. To the fullest extent permitted by Applicable Law, each Credit Party hereby waives and releases any claims that it may have against Agent, the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Agreement or any other Loan Document. 16.14 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED BY THE TERMS HEREOF OR THEREOF, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING HEREFROM OR THEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION STATE. 16.15 Submission to Jurisdiction. EACH CREDIT PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE JURISDICTION STATE LOCATED IN THE COUNTY OF NEW YORK IN THE CITY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR EACH DISTRICT OF THE JURISDICTION STATE LOCATED IN THE COUNTY OF NEW YORK IN THE CITY OF NEW YORK, IN RESPECT OF ANY PROCEEDING, DISPUTE, OR ADVERSE PROCEEDING BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO, AND EACH CREDIT PARTY AGREES THAT ANY SUCH PROCEEDING, DISPUTE, OR ADVERSE PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN SUCH COURTS. WITH RESPECT TO SUCH COURTS, EACH CREDIT PARTY IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS, AND DEFENSES THAT IT MAY HAVE REGARDING PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE, OR INCONVENIENT FORUM. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF PROCESS OF ANY AND ALL PROCESS SERVED UPON IT AND IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES GENERALLY IN SECTION 16.1, SUCH SERVICE TO BE EFFECTIVE AT THE TIME SUCH NOTICE WOULD BE DEEMED DELIVERED UNDER SECTION 16.1. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT, OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN

109 ANY OTHER COURT OR JURISDICTION, NOR LIMIT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO PRECLUDE ENFORCEMENT BY AGENT OF ANY JUDGMENT OR ORDER OBTAINED IN ANY FORUM OR JURISDICTION. NOTHING CONTAINED HEREIN SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS (INCLUDING ENFORCEMENT OF ANY JUDGMENT OR ORDER) AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION OR LIMIT THE RIGHT OF ANY SUCH PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 16.16 Waivers; Limitation on Damages; Limitation on Liability. (a) WAIVER OF JURY TRIAL. TO THE EXTENT FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY, BY EXECUTION HEREOF, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ADVERSE PROCEEDING BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO AGENT AND THE LENDERS TO ENTER INTO AND ACCEPT THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT. EACH CREDIT PARTY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. EACH OF THE PARTIES HERETO AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT. (b) WAIVER OF CERTAIN DAMAGES. NO PARTY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY SUCCESSOR OR ASSIGNEE OF SUCH PERSON, OR ANY THIRD PARTY BENEFICIARY, OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH ANY SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, IN THE CASE OF AGENT, THE TAKING OF ANY ENFORCEMENT ACTION, PROVIDED THAT THE FOREGOING SHALL NOT OPERATE TO LIMIT THE CREDIT PARTIES’ INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN RESPECT OF ANY DAMAGES PAID BY ANY INDEMNITEE TO ANY THIRD PARTY. (c) OTHER WAIVERS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY WAIVES (I) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, NOTICE OF DISHONOR,

110 DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY AGENT OR ANY LENDER ON WHICH A CREDIT PARTY MAY IN ANY WAY BE LIABLE; (II) NOTICE BEFORE TAKING POSSESSION OR ARTICLE 9 CONTROL OF ANY COLLATERAL; (III) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT BEFORE ALLOWING AGENT OR ANY LENDER TO EXERCISE ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS; (IV) NOTICE OF ACCEPTANCE HEREOF OR OF ANY OTHER LOAN DOCUMENT; (V) ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, RIGHTS OF SETOFF, DISCOUNTS, CHARGE BACKS OR COUNTERCLAIMS OF ANY NATURE (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, OR ANY MATTER ARISING THEREFROM OR RELATING HERETO OR THERETO; AND (VI) ANY CLAIM UNDER ANY APPLICABLE LAW OR EQUITABLE PRINCIPLE REQUIRING AGENT OR ANY LENDER TO MARSHAL ANY ASSETS IN FAVOR OF ANY CREDIT PARTY OR AGAINST ANY OBLIGATIONS OR OTHERWISE ATTEMPT TO REALIZE UPON ANY COLLATERAL OR ANY CLAIM AGAINST, OR COLLATERAL, OF ANY OBLIGOR, OR ANY APPRAISEMENT, EVALUATION, STAY, EXTENSION, HOMESTEAD, REDEMPTION, OR EXEMPTION LAWS NOW OR HEREAFTER IN FORCE TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT. EACH CREDIT PARTY ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT AND THE LENDERS’ ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT AGENT AND THE LENDERS ARE RELYING UPON THE FOREGOING IN THEIR DEALINGS WITH CREDIT PARTIES. (d) ACKNOWLEDGEMENT OF WAIVERS. EACH CREDIT PARTY HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF ANY ADVERSE PROCEEDING, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. 16.17 Limitation on Liability; Presumptions. None of Agent or any Lender shall have any liability to any Obligor (whether in tort, contract, equity, or otherwise) for losses suffered by such Person in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement or any other Loan Document, or any act, omission, or event (including, without limitation, any act, omission or event attributable to or arising from Agent's, or any Lender's negligence or strict liability) occurring in connection herewith or therewith. In any such litigation, each of Agent and each Lender shall be entitled to the benefit of the rebuttable presumption that each acted in Good Faith and with the exercise of ordinary and reasonable care in the performance by it of the terms of this Agreement and the other Loan Documents. 16.18 PATRIOT Act Notice. Agent and the Lenders hereby notify Credit Parties that pursuant to the requirements of the PATRIOT Act and other Applicable Law, including the Beneficial Ownership Regulation, Agent and the Lenders are required to obtain, verify, and record information that identifies each Obligor, including its legal name, address, tax ID number, and other information that will allow Agent and the Lenders to identify it properly in accordance with the PATRIOT Act, the Beneficial Ownership

111 Regulation and such other Applicable Law. Agent and the Lenders may also require information, documents and certifications regarding each Obligor, if any, and may require information, documents and certifications regarding each Obligor’s management and owners, such as legal names, addresses, social security numbers, and dates of birth. in accordance with the PATRIOT Act, the Beneficial Ownership Regulation and such other Applicable Law. 16.19 Powers. All powers of attorney granted to Agent or any Lender herein or in any other Loan Document shall be deemed to be coupled with an interest and are irrevocable until payment in full of Obligations. 16.20 No Tax Advice. Each Credit Party acknowledges and agrees that, with respect to all tax and accounting matters relating to this Agreement, the other Loan Documents, or the transactions contemplated herein and therein, it has not relied on any representations made, consultation provided by, or advice given or rendered by Agent or any Lender, or any of their representatives, agents, or employees; and, instead, such Credit Party has sought, and relied upon, the advice of its own tax and accounting professionals with respect to all such matters. 16.21 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used to do so shall be that at which, in accordance with normal banking procedures Agent could purchase the first currency with such other currency on the Business Day preceding the date on which final judgment is given, as determined by Agent in its discretion. The obligation of each Obligor in respect of any such sum due from it to Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is denominated in accordance with the applicable provisions of this Agreement or any other Loan Document (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by Agent (for itself or on behalf of a Lender) of any sum adjudged to be so due in the Judgment Currency, Agent may, in accordance with normal banking procedures, purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to Agent or a Lender from any Obligor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Agent and each Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to Agent or a Lender in such currency, Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable Law). 16.22 Survival of Representations and Warranties, etc. All representations and warranties made by any Credit Party under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution of this Agreement or any other Loan Document by Agent or any Lender, any investigation or inquiry by Agent or any Lender or the making of any Loan. Without limiting the generality of the foregoing clause (a), all of the representations, warranties, covenants, and indemnities of Section 7.23 and Section 8.9 shall survive the termination of this Agreement, Payment in Full of the Obligations, and the release of Agent's Lien on any Borrowers or Subsidiaries' Properties, if any, and shall survive the transfer of any or all right, title, and interest in and to such Properties by such Persons, whether or not the transferee thereof is an Affiliate of such Persons. 16.23 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by or on behalf of any Obligor or the transfer to Agent or any Lender of any Property (including through setoff) should for any reason subsequently be declared to be void or voidable under any Debtor Relief Law, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of Property (collectively, a “Voidable Transfer”),

112 and if Agent or any Lender, or any of them, is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that such Persons, or any of them, is required or elects to repay or restore, and as to all costs, expenses, and attorneys’ fees of such Persons related thereto, the liability of all affected Obligors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made. 16.24 Section Headings. Section headings used herein and in the other Loan Documents are included herein for convenience of reference only and shall not constitute a part hereof or thereof for any other purpose or be given any substantive effect. [Remainder of page intentionally left blank; signature pages follow.]

PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, a Delaware limited liability company By: Zin AR Name: Brian Ragsdale Title: President PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, a Delaware limited liability company By: Fi Feo Name: Brian Ragsdale Title: President Signature Page to Credit Agreement

Signature Page to Credit Agreement AGENT: WHITEHAWK CAPITAL PARTNERS LP By: ____________________________ Name: Robert A. Louzan Title: Authorized Signatory LENDER: WHITEHAWK FINANCE LLC By: ____________________________ Name: Robert A. Louzan Title: Authorized Signatory